UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Securities Exchange Act of 1934
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SENSATA TECHNOLOGIES HOLDING PLC

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SENSATA TECHNOLOGIES HOLDING PLC
2023 Notice of Annual Meeting of Shareholders & Proxy Statement

Thursday, May 25, 2023
10:00 a.m. Eastern Daylight Time

(incorporated and registered in England and Wales with registered no. 10900776)

Registered Office:
Interface House, Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon SN4 8SY
United Kingdom

April 13, 2023

Dear Fellow Shareholders:

On behalf of the Board of Directors (the "Board"), I am giving you notice of the Annual General Meeting of Shareholders of Sensata Technologies Holding plc to be held at 10:00 a.m. Eastern Daylight Time on Thursday, May 25, 2023 (the "Annual Meeting").

Our Board has fixed the close of business on March 30, 2023 as the record date for the determination of shareholders entitled to notice of and to vote at our Annual Meeting and any adjournments or postponements thereof.

The Board recognizes the importance that your shares be represented and voted at the Annual Meeting. You may vote your shares by proxy on the Internet, by telephone, or by completing, signing, and promptly returning a proxy card (if you received one).

In accordance with the U.K. Companies Act 2006, the formal notice of the Annual Meeting is set forth below in the following proxy statement and is also deemed to include the explanatory notes relating to each proposal. Our proxy materials are first being distributed or made available to shareholders on or around April 13, 2023.

We thank you for your continued support.

By Order of the Board of Directors,

Andrew C. Teich
Chairman of the Board

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
Sensata Technologies Holding plc
NOTICE OF THE 2023 ANNUAL MEETING
WHEN:	Thursday, May 25, 2023 10:00 a.m. Eastern Daylight Time
WHERE:	529 Pleasant Street, Attleboro, MA 02703 (principle executive office)
In person check-in will begin at 9:30 a.m. Eastern Daylight Time and you should allow ample time for check-in procedures.
RECORD DATE:	March 30, 2023
Items of Business:
Our proxy materials are first being distributed or made available to shareholders on or around April 13, 2023. At the Annual Meeting, you will be asked to consider and vote on the resolutions set forth under Proposals 1 to 12 in the “Proposals to be Voted Upon” section below as well as such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. Explanations of the proposed resolutions together with the relevant information for each resolution are given on pages 1 to 78 and Annexes A, B, C, D, E and F of this proxy statement. For the purposes of English law, the full text of each resolution is set out in the "Shareholder Resolutions for 2023 Annual General Meeting" section on page 76 of this proxy statement.

The Company’s UK annual reports and accounts for the year ended December 31, 2022, which consist of the UK statutory accounts, the UK statutory directors’ report, the UK statutory directors’ compensation report, the UK statutory directors' compensation policy, the UK statutory strategic report and the UK statutory auditor’s report (the “UK Annual Report and Accounts”), has been made available to shareholders. There will be an opportunity at the Annual Meeting for shareholders to ask questions or make comments on the UK Annual Report and Accounts and the other proxy materials.

For additional information about our Annual Meeting, shareholders’ rights, proxy voting and access to proxy materials, see the “Questions & Answers About the Annual Meeting” section on page 79 of this proxy statement.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. You may vote your shares by proxy on the Internet, by telephone or by completing, signing and promptly returning a proxy card (if you received one) by mail prior to the meeting or by attending the Annual Meeting and voting in person.

Proposals to be Voted Upon[1]
The Board considers that all the proposals to be put to the Annual Meeting are in the best interest of the Company and its shareholders as a whole.
Proposal		Board Recommendation
Proposal No. 1	Election of Directors[2]	☑ FOR each nominee
Proposal No. 2	Non-Binding, Advisory Vote on Executive Compensation	☑ FOR
Proposal No. 3	Ratification of Independent Registered Public Accounting Firm	☑ FOR
Proposal No. 4	Non-Binding, Advisory Vote on Directors' Compensation Report	☑ FOR
Proposal No. 5	Appointment of UK Statutory Auditor	☑ FOR
Proposal No. 6	Authorization of the Audit Committee to Determine U.K. Statutory Auditor Compensation	☑ FOR
Proposal No. 7	Approval of Receipt of 2022 Annual Report and Accounts	☑ FOR
Proposal No. 8	Approval of Forms of Share Repurchase Contracts and Share Repurchase Counterparties	☑ FOR
Proposal No. 9	Authorization of the Board to Issue Equity Securities	☑ FOR
Proposal No. 10	Authorization of the Board to Issue Equity Securities without Rights of Pre-emption	☑ FOR
Proposal No. 11	Authorization of the Board to Issue Equity Securities Under Equity Incentive Plans	☑ FOR
Proposal No. 12	Authorization of the Board to Issue Equity Securities Under Equity Incentive Plans without Rights of Pre-emption	☑ FOR
[1] Resolution Nos. 1-7, 9 and 11 will be proposed as ordinary resolutions and resolutions No. 8, 10 and 12 will be proposed as special resolutions.
2 A separate resolution will be proposed for each director.

Notes:
1.	Each ordinary share of the Company outstanding on the record date will be entitled to cast one vote. In accordance with the Company’s Articles of Association, all resolutions will be taken on a poll. Voting on a poll means that each share represented in person or by proxy will be counted in the vote. Resolutions No. 1-7, 9 and 11 will be proposed as ordinary resolutions, which under applicable law means that each resolution must be passed by a simple majority of the total voting rights of shareholders who vote on such resolution, whether in person or by proxy. Resolutions Nos. 8, 10 and 12 will be proposed as special resolutions, which under applicable law means that the affirmative vote of at least 75 percent of the votes cast at the Annual Meeting is required to approve each proposal. Explanatory notes regarding each of the proposals (and related resolutions) are set out in the relevant sections of the accompanying proxy materials relating to such proposals.
2.
The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the U.K. Companies Act will be made available on the Company’s website as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.

3.
Our Board has fixed the close of business on Thursday, March 30, 2023, as the record date of the Annual Meeting, and to be entitled to attend and vote on the resolutions proposed for the Annual Meeting and any adjournment or postponement thereof, shareholders must be registered in the Register of Members of the Company at the close of business in New York on this record date. Changes to the Register of Members after the relevant deadline shall be disregarded in determining the rights of any person to attend and vote on the resolutions proposed for the meeting. At the close of business on Thursday, March 30, 2023, 152,517,677 ordinary shares of the Company were issued and outstanding. After March 30, 2023, a list of the shareholders entitled to notice of the Annual Meeting will be available for inspection by any shareholder at 529 Pleasant Street, Attleboro, Massachusetts 02703. Should you require the list of shareholders entitled to notice of the Annual Meeting, please email our Investor Relations department at jsayer@sensata.com.

4.
If you are a broker, bank, or other nominee holding shares in street name, you can attend the Annual Meeting and vote. If you are a beneficial owner of shares held in street name through a broker, bank, or other nominee, you can attend the Annual Meeting.

5.
Shareholders are entitled to appoint a proxy to exercise all or any of their rights to attend and to speak and vote on their behalf at the Annual Meeting. A shareholder may appoint more than one proxy in relation to the Annual Meeting provided that each proxy is appointed to exercise the rights attached to a different share or shares held by that shareholder. A corporate shareholder may appoint one or more corporate representatives to attend and to speak and vote on their behalf at the Annual Meeting. A proxy need not be a shareholder of the Company.

6.	If you are voting your proxy through the Internet, by phone or by mail with a proxy card (if you received one), your voting instructions must be received by 11:59 p.m. Eastern Time on May 24, 2023.
7.	You may revoke a previously delivered proxy at any time prior to the Annual Meeting.
8.
Shareholders meeting the threshold requirements set out in the U.K. Companies Act have the right to require the Company to publish on the Company’s website a statement setting out any matter relating to: (i) the audit of the Company’s accounts (including the auditor’s report and the conduct of the audit) that are to be presented before the Annual Meeting; or (ii) any circumstance connected with the auditor of the Company ceasing to hold office since the previous annual general meeting at which annual accounts and reports were presented in accordance with the U.K. Companies Act. The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with the U.K. Companies Act. When the Company is required to place a statement on a website under the U.K. Companies Act, it must forward the statement to the Company’s auditor not later than the time when it makes the statement available on its website. The business which may be dealt with at the Annual Meeting includes any statement that the Company has been required under the U.K. Companies Act to publish on a website.

9.
Pursuant to U.S. Securities and Exchange Commission (the "SEC") rules, the Company’s proxy statement (including this Notice of Annual General Meeting of Shareholders), the Company's U.S. Annual Report for the year ended December 31, 2022 (including the Annual Report on Form 10-K for the year ended December 31, 2022), and related information prepared in connection with the Annual Meeting are available at: www.proxyvote.com and investors.sensata.com. You will need the 16-digit control number included on your proxy card in order to access the proxy materials on www.proxyvote.com. These proxy materials will be available free of charge.

10.
You may not use any electronic address provided in this Notice of Annual General Meeting of Shareholders or any related documentation to communicate with the Company for any purposes other than as expressly stated.

Proxy Voting Methods
Shareholders holding shares of Sensata on the Record Date may vote their shares by proxy through the Internet, by telephone, by mail with a proxy card (if you received one) or by attending the Annual Meeting in person and voting during the meeting. For shares held through a bank, broker or other nominee, shareholders may vote by submitting voting instructions to the bank, broker or other nominee. To reduce our administrative and postage costs, we ask that shareholders vote through the Internet or by telephone, both of which are available 24 hours a day, seven days a week. Shareholders may revoke their proxies at the times and in the manners described in the “Notes” section of this Notice of Annual General Meeting of Shareholders and the “Questions & Answers About the Annual Meeting” section on page 79 of this proxy statement.

If you are voting your proxy through the Internet, by phone or by mail with a proxy card (if you received one), your voting instructions must be received by 11:59 p.m. Eastern Time on May 24, 2023.

TO VOTE BY PROXY:
8 BY INTERNET

Go to the website www.proxyvote.com 24 hours a day, seven days a week (before the meeting) and follow the instructions.

You will need the 16-digit control number included on your Notice or proxy card in order to vote online.

( BY TELEPHONE

From a touch-tone phone, dial 1-800-690-6903 and follow the recorded instructions, 24 hours a day, seven days a week.

You will need the 16-digit control number included on your Notice or proxy card in order to vote by telephone.

* BY MAIL

Mark your selections on your proxy card (if you received one).

Date and sign your name exactly as it appears on your proxy card.

Mail the proxy card in the postage-paid envelope that is provided to you.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2022 ANNUAL MEETING
This proxy statement, our Annual Report for the year ended December 31, 2022 (the Annual Report on Form 10-K for the year ended December 31, 2022), our UK Annual Report and Accounts for the year ended December 31, 2022, which consists of the UK statutory accounts, the UK statutory directors’ report, the UK statutory directors’ compensation report, the UK statutory strategic report, and the UK statutory auditor’s report and related information prepared in connection with the Annual Meeting are or will be available at www.proxyvote.com and http://annualmeeting.sensata.com. You will need the 16-digit control number included on your Notice or proxy card in order to access the proxy materials on www.proxyvote.com. In addition, if you have not received a copy of our proxy materials and would like one, you may download an electronic copy of our proxy materials or request a paper copy either at www.proxyvote.com, by telephone at 1-800-579-1639, or by email to sendmaterial@proxyvote.com. If requesting materials by email, please send a blank email with the 16-digit control number included on your Notice. You will also have the opportunity to request paper or email copies of our proxy materials for all future shareholder meetings.
April 13, 2023
By Order of the Board of Directors,

David Stott
Company Secretary

Registered Office: Interface House, Interface Business Park, Bincknoll Lane, Royal Wootton Basset, Wiltshire, UK SN4 8SY
Registered in England and Wales No. 10900776

Table of Contents
1	Proxy Summary	70	Director Compensation
5	Proposal 1: Election of Directors	71	Certain Relationships and Related-Person Transactions
5	Identifying and Evaluating Director Nominees
8	Director Nominees	71	Shareholders' Requests Under Section 527 of the U.K. Companies Act
13	Corporate Governance
16	Board Meetings, Committees of the Board and Board Leadership Structure	72	Security Ownership of Certain Beneficial Owners and Management
19	Proposal 2: Advisory Resolution on Executive Compensation	73	Delinquent Section 16(a) Reports
		74	Proposals for the 2024 Annual General Meeting of Shareholders
20	Executive Officers
22	Compensation Discussion and Analysis	74	Solicitation of Proxies
39	Compensation Committee Report	74	General and Householding of Proxy Materials
40	Tables and Narrative Disclosure	75	Other Matters
55	Proposal 3: Ratification of the Appointment of our Independent Registered Public Accounting Firm	76	Shareholder Resolutions for 2023 Annual General Meeting

56	Audit and Non-Audit Fees	79	Questions and Answers About the Annual Meeting
56	Pre-Approval Policies and Procedures	A-1	Appendix A: Directors' Compensation Report
56	Audit Committee Report	B-1	Appendix B: Reconciliation of Non-GAAP Financial Measures
58	Proposal 4: Advisory Resolution on Directors' Compensation Report
		C-1	Appendix C: Rule 10B-18 Repurchase Contract
59	Proposal 5: Appointment of U.K. Statutory Auditor	D-1	Appendix D:Rule 10B5-1 Repurchase Plan
60	Proposal 6: Authorization of the Audit Committee to Determine U.K. Statutory Auditor's Remuneration	E-1	Appendix E: Issuer Stock Repurchase and 10B5-1 Trading Plan
61	Proposal 7: Resolution to Receive the 2022 Annual Report and Accounts
62	Proposal 8: Resolution to Approve Form of Share Repurchase Contracts and Repurchase Counterparties
64	Proposal 9: Ordinary Resolution to Authorize the Board of Directors to Issue Equity Securities
66	Proposal 10: Resolution to Authorize the Board of Directors to Issue Equity Without Pre-emptive Rights
68	Proposal 11: Ordinary Resolution to Authorize the Board of Directors to Issue Equity Securities under our Equity Incentive Plans
69	Proposal 12: Resolution to Authorize the Board of Directors to Issue Equity Securities under our Equity Incentive Plans Without Pre-emptive Rights

This Proxy Statement includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by terminology such as “may”, “will”, “could”, “should”, “expect”, “anticipate”, “believe”, “estimate”, “predict”, “project”, “forecast”, “continue”, “intend”, “plan”, “potential”, “opportunity”, “guidance”, and similar terms or phrases. Forward-looking statements involve, among other things, expectations, projections, and assumptions about future financial and operating results, objectives, business and market outlook, megatrends, priorities, growth, shareholder value, capital expenditures, cash flows, demand for products and services, share repurchases, and Sensata’s strategic initiatives, including those relating to acquisitions and dispositions and the impact of such transactions on our strategic and operational plans and financial results. These statements are subject to risks, uncertainties, and other important factors relating to our operations and business environment, and we can give no assurances these forward-looking statements will prove to be correct.

Investors and others should carefully consider the foregoing factors and other uncertainties, risks and potential events including, but not limited to, those described in “Item 1A - Risk Factors” in our most recent Annual Report on Form 10-K and as may be updated from time to time in Item 1A in our quarterly reports on Form 10-Q or other subsequent filings with the SEC. All such forward-looking statements speak only as of the date they are made, and we do not undertake any obligation to update these statements other than as required by law.

PROXY SUMMARY
The Board of Directors of Sensata Technologies Holding plc is soliciting proxies for use at the Company's Annual General Meeting of Shareholders to be held on May 25, 2023.
The following summary highlights certain information contained in this proxy statement. This summary does not contain all of the information that you should consider when casting your vote. Please review the entire proxy statement carefully before voting. For more information on the Company's 2022 performance, please review the Company's Annual Report on Form 10-K for the year ended December 31, 2022.
Corporate Governance Highlights

Director Independence •7 of 9 director nominees are independent •4 of 5 Board committees are fully independent	Board Leadership •Independent Chairperson •Lead Independent Director to be elected if Chairperson is also the CEO or is a director who does not otherwise qualify as "independent"

Board Refreshment
•Ongoing Board succession planning
•Annual review of director and committee Chair tenure
•Average tenure of independent director nominees is 4.8 years
•4 new independent directors since 2019

Board Accountability
•All directors are elected annually
•Annual Board and Committee self-assessments
•Annual Director to Director peer assessments
•Simple majority vote standard for uncontested director elections

Board Oversight
•Ongoing focus on strategic matters, including through standalone strategy sessions
•Robust oversight of risk management
•Active engagement in human capital management and CEO succession planning
•Regular executive sessions without management

Director Access
•Directors may contact any employee directly and receive access to any aspect of the business
•Directors regularly meet with the leadership team
•Board and Committees may engage independent advisors at their sole discretion

Director Engagement
•Board held 5 meetings in 2022 with all directors attending 100% of Board meetings
•Committees held 25 meetings in 2022 with all directors attending greater than 90% of applicable meetings
•Restriction on the number of other board seats

Director Share Ownership
•Five times their annual cash retainer in share value (with a transition period for new directors)
•Requirement to retain 50% net after-tax shares upon vesting/exercise until ownership guidelines are met
•Directors may not hedge or pledge their common stock

Summary of Director Nominees

Name	Age	Self-Disclosed Diversity Status	Director Since	Committee Membership					Other Boards(1)
				Audit	Compens-ation	Finance	Growth & Innovation	Nominating & Corporate Governance
Andrew C. Teich*	62		2014			●	●	C	1
Jeffrey J. Cote	56		2020						1
John P. Absmeier*	48	Veteran	2019	●			●		0
Daniel L. Black*	62	African American	2021	●	●	●			0
Lorraine A. Bolsinger*	63	Female	2020	●	C	●			0
Constance E. Skidmore*	71	Female	2017	C	●			●	1
Steven A. Sonnenberg*	70		2020				●	●	2
Martha N. Sullivan	66	Female	2013				C		1
Stephen M. Zide*	63		2010			C			0

* Independent Director	C Committee Chair	● Committee Member
(1) Number of other public company boards of which the director is currently a member.

2023 PROXY STATEMENT - PAGE 1

Following the re-election of the Board nominees at our Annual Meeting, the Board will have the following characteristics:

5 New directors in the last five years		3 Current or former CEOs	5.9 years Average Tenure
7 of 9 Independent
61 Average age	44% Gender or ethnically diverse
Board Diversity
The Board nominees are nine talented directors with diverse skill sets and professional backgrounds, as reflected in their biographies in the section of this proxy statement titled "Director Nominees" starting on page 8. Of our nine nominees, three are women, one is African American, and one is a Veteran.

2023 PROXY STATEMENT - PAGE 2

Director Nominees' Skills and Expertise
Our director nominees possess a balance of distinguished leadership, diverse perspectives, strategic skill sets, backgrounds and professional experience relevant to our business and strategic objectives.

Knowledge, Skills and Experience
Financial Expertise Knowledge of financial accounting, reporting, and internal controls, and qualifies as an Audit Committee "financial expert"		•		•	•	•	•	•	•
Senior Executive Leadership Experience as a senior level leader, ability to develop leadership potential in others and implement transformational change	•		•	•		•	•	•
International Business Familiarity with the trade of goods, services, technology and capital across national borders and on a global scale	•		•	•		•	•	•	•
ESG Experience in environmental, social, and governance (ESG) matters and management of ESG risks and opportunities		•	•		•	•	•	•	•
Industry, Technology & Product Knowledge Understanding of markets and industries we serve, including our products, technologies, customers, competitors and trends	•		•	•		•	•	•	•
Risk Management Experience with the identification, evaluation, and prioritization of risks and strategies to minimize, monitor, and control risk impact		•	•		•	•	•
Mergers & Acquisitions Familiarity with driving business transformation through M&A, strategic alliances, investments, and partnerships	•	•	•	•	•	•	•	•	•
Business Strategy Ability to plan, take action and set goals to optimally deliver, launch, market and distribute existing and new business	•	•	•	•	•	•	•	•	•
Human Capital Management Experience in organizational management and strategy to improve business value through strategic workforce planning			•	•	•	•	•	•
Manufacturing / Operations Knowledge of manufacturing of goods and the administration of business operation practices to create efficiency	•		•	•		•	•	•
Capital Markets / Corporate Finance Experience in capital structuring, investment decisions, cash flow, accounting, financial statements and taxation		•	•	•		•	•	•	•

2022 Company Performance Highlights
2022 was a year of tremendous transformation at Sensata: Team Sensata delivered record revenue, closed more than $1 billion in new business wins and substantially reduced greenhouse gas emissions intensity, reaffirming once more our commitment to ESG. Global market uncertainty, prolonged supply chain disruptions and cost increases for labor and materials pressured our operating profit, but through it all, we remained focused on our purpose: to help customers and partners safely deliver a cleaner, more efficient, electrified, and connected world.

$4.03 billion	820 bps	> $1 billion	> 10% Reduction
2022 Revenue	2022 Outgrowth	2022 New Business Wins	2022 Greenhouse Gas Emissions Intensity
Increase of $210 million or 5.5% from 2021	Third consecutive year above the Company's target range	Record wins with approximately 70% reflecting wins in Electrification	Achieved 2026 goal four years ahead of target

2023 PROXY STATEMENT - PAGE 3

In 2022, Sensata reported a record $4.03 billion in revenue, a 5.5% increase from 2021, despite worsening foreign exchange headwinds. We worked closely with customers to deliver mission-critical sensors while offsetting rising inflationary cost pressures through pricing actions. We generated 820 basis points of outgrowth across the Company compared to our end markets – well above our Company-wide long-term outgrowth target of 400–600 basis points for the third consecutive year.
Reflecting higher material costs and adverse foreign exchange rates, in addition to our increased investment in our growth vectors, adjusted earnings per share fell to $3.40 in 2022. Adjusted operating income margins improved sequentially throughout the year, reaching 20.1% in Q4, but ultimately ended the full year lower by 180 basis points as compared to 2021. Free cash flow generation was $311 million and adjusted EBITDA was steady at $904 million, while our net leverage ratio was 3.4x at year end 2022.
Our strong financial position sustained capital returns to shareholders in 2022. We repurchased 6.3 million shares at a cumulative value of $292.3 million and paid dividends of $51.1 million.
2022 Compensation Highlights
As described more fully in the Compensation Discussion and Analysis section of this Proxy Statement, our named executive officers (each, an "NEO" and collectively, the "NEOs") are compensated in a manner consistent with our pay for performance compensation philosophy. Below are a few highlights of our 2022 NEO compensation program.

86% CEO Pay At-Risk	60% Payout Under Annual Incentive Bonus	75% NEO Pay At-Risk
55% Equity Awards are Performance-Based
82% Vesting of 2020 PRSUs
Compensation-Related Corporate Governance Best Practices

Robust stock ownership guidelines for executive officers and directors	Annual say-on-pay vote for shareholders	Clawback policy in the event of financial restatement, fraud, or material violation of Company policies

Pay for performance philosophy weighted towards variable at-risk performance-based compensation	Robust annual risk assessment of executive compensation programs, policies, and practices	Prohibition on hedging and pledging transactions for all employees and directors

Independent compensation consultant advises the Compensation Committee	Effective balance between differentiated short-term and long- term performance factors and incentives	100% independent Compensation Committee

2023 PROXY STATEMENT - PAGE 4

PROPOSAL 1: ELECTION OF DIRECTORS
☑	The Board of Directors unanimously recommends that shareholders vote "FOR" the election or re-election of each nominee.
Acting upon the recommendation of the Nominating & Corporate Governance Committee, our Board has nominated the persons identified herein for election as directors. The term of each director expires at the next annual general meeting of shareholders, and each director will continue in office until the election and qualification of his or her respective successor or until his or her earlier death, removal, or resignation. Consistent with the terms of our Articles of Association, the Board currently is authorized to have up to 10 directors and the current number of directors is 10. After 9 years of service, Mr. James Heppelmann will not be renominated for election at the Annual Meeting in consideration of his decision to not stand for re-election. The Board will have 9 directors immediately following the 2023 annual general meeting. Thus, a proxy cannot be voted for a greater number of directors than nine. Each of the 9 nominees for director will be elected by the vote of a majority of the votes cast with respect to each such nominee. A shareholder may: (i) vote for the election of a nominee; (ii) vote against the election of a nominee; or (iii) abstain from voting for a nominee. Unless a proxy contains instructions to the contrary, the proxy will be voted "FOR" the election of each nominee named on the following pages. The form of shareholder resolution for this proposal is set forth under the heading "Shareholder Resolutions for 2023 Annual General Meeting" on page 76 of this proxy statement.
Sensata values a number of attributes and criteria when identifying nominees to serve as a director, including professional background, expertise, reputation for integrity, business, financial and management experience, leadership capabilities, and diversity. In addition to the specific experience and qualifications set forth below, we believe all of the nominees are individuals that possess a reputation for integrity, strong leadership capabilities, and the ability to work collaboratively in order to make positive contributions to the Board and management. Set forth on the following pages is biographical and other background information concerning each nominee for director. This information includes each nominee’s principal occupation as well as a discussion of the specific experience, qualifications, attributes, and skills of each nominee that caused the Board to recommend that each nominee serve as a director. In addition, set forth below is the period during which each nominee has served as a director of Sensata. The Board is nominating the following 9 persons to serve as directors. The information presented below has been confirmed by each nominee for purposes of its inclusion in this proxy statement. Each nominee has agreed to serve if elected, and we have no reason to believe that any nominee will be unable to serve.
IDENTIFYING AND EVALUATING DIRECTOR NOMINEES
Board Nomination Process
Consistent with the Governance Guidelines, the Nominating & Corporate Governance Committee (the “Governance Committee”) seeks members from diverse backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The Governance Committee oversees and manages the selection criteria and appointment procedures for our Board members. When a vacancy exists on the Board due to expansion of the size of the Board or the resignation or retirement of an existing director, the Governance Committee identifies and evaluates potential director nominees and recommends candidates to the Board. The primary goal is to assemble a Board that offers a variety of perspectives, backgrounds, knowledge, and skills derived from high-quality business and professional experience. The Governance Committee has sole authority to retain and terminate any search firm to be used to assist with identifying, evaluating, and screening candidates for the Board.
The Governance Committee also recommends annually the slate of director nominees for approval by the Board and the shareholders at the annual general meeting. Prior to its recommendation, the Governance Committee reviews each director’s skills, background, expertise, time demands, and contributions to the Board, to determine if each director is capable of supporting the Company’s present and future needs and should be re-nominated to serve on the Board.
In accordance with the U.K. Companies Act, the Governance Committee also considers shareholder recommendations of nominees (other than self-nominations) for election to the Board, and will include such nominees in our proxy statement provided that a complete description of the nominee's qualifications, experience, and background, together with a statement signed by each nominee in which he or she consents to serve as a director, accompanies the recommendation. Such recommendations should be submitted in writing to the attention of the Nominating & Corporate Governance Committee, Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Company Secretary, 529 Pleasant Street, Attleboro, Massachusetts 02703.

2023 PROXY STATEMENT - PAGE 5

Board Composition, Refreshment, and Commitment to Diversity and Inclusion
The Board requires that directors retire at the age of 75. To address the ability of the Board to provide effective leadership, the Board follows a rigorous evaluation system to ensure that the Board remains viable as a governing body. The Governance Committee continuously monitors Board succession and the rotation of our directors and actively reviews the appropriate skills and characteristics required of our directors in the context of the current composition of the Board, our operating requirements, the long-term interests of our shareholders, and the impact of director rotation. Seven of the nine directors standing for election have joined the Board within the past five years. Following Mr. Heppelmann's retirement and the election of our director nominees at the Annual Meeting, the Board will have 9 directors.
The Governance Committee and Board believe diversity of professional backgrounds, age, gender, and ethnicity enhance the Board's performance of its leadership and oversight functions and value diversity and inclusion as factors in selecting nominees to serve on the Board. A variety of personal and professional backgrounds and experiences provide different viewpoints resulting in a wide-ranging critical review of our business, which we believe enhances, among other things, the Board’s oversight of our risk management processes and strategy. The Governance Committee and Board are committed to using our succession planning and refreshment process to maintain and advance the diversity that exists in our Board, which is currently 44% gender or ethnically diverse with an age differential spanning 23 years. In support of this commitment, the Governance Committee includes, and has any search firm it engages include, women and minority candidates in the pool from which the Governance Committee selects director candidates.
Board Commitment
The Governance Committee and Board nominate only those candidates who they believe are capable of devoting the necessary time to discharge their duties, taking into account principal occupations, memberships and roles on other boards, attendance at Board and committee meetings, and other responsibilities. Directors must advise the Chair of the Governance Committee, Chairman of the Board, and the CEO prior to joining the board of another public company and must offer to resign from the Board or not accept the additional directorship if the Governance Committee determines the additional directorship constitutes a conflict of interest or interferes with such director's ability to carry out his or her responsibilities as a director of the Company. In addition, directors must advise the Chair of the Governance Committee of any change in primary employment. The Governance Committee continually assesses any changes in directors’ time commitments throughout the year and, through the annual evaluation process, determines whether all of the director nominees have the necessary time to devote to our Board and its committees.
Board Criteria
The Governance Committee evaluates each candidate for election to the Board based on the candidate’s range of talent, skill, experience, and expertise, as well as the candidate’s integrity, business acumen, understanding of our industry and business, diversity, potential conflicts of interest, availability, independence of thought, and overall ability to represent the interests of our shareholders. Although the Governance Committee does not assign specific weights to any particular criteria, and no particular attribute is necessarily applicable to all prospective nominees, the Governance Committee believes it is important that our Board as a whole possesses certain characteristics including:
•knowledge of financial accounting, reporting, and internal controls;
•understanding of essential leadership qualities, ability to develop leadership potential in others and implement transformational change;
•familiarity with the trade of goods, services, technology, capital and/or knowledge across national borders and on a global scale;
•experience in environmental, social, and governance (ESG) matters, including management of ESG risks and opportunities;
•understanding of the markets and industries we serve, including our products, technologies, customers, competitors and trends;
•experience with the identification, evaluation, and prioritization of risks and strategies to minimize, monitor, and control risk impact;
•familiarity with driving business transformation through M&A, strategic alliances, investments, and partnerships;
•ability to plan, take action and set goals to optimally deliver, launch, market and distribute existing and new business;

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•experience in organizational management and strategy to improve business value through strategic workforce planning;
•knowledge of manufacturing of goods and the administration of business operation practices to create efficiency;
•experience in capital structuring, investment decisions, cash flow, accounting, financial statements and taxation; and
•attributes and business experience that enhances the overall representation of the Board in gender, ethnic, racial, or cultural perspectives that reflect the diversity of the Company's shareholders, employees, customers and communities.
While the Governance Committee considers these and other criteria as appropriate to evaluate potential nominees, it has no stated minimum criteria for any individual nominee and considers the specific needs of the Board as a whole and the needs of the various Board committees when filling vacancies. See the director skills matrix on page 3 which outlines the knowledge, skills and experience of our director nominees.
Attendance at Board and Committee Meetings
Each of our directors attended more than 75% of the aggregate number of meetings of the Board and committees of the Board on which the director served during 2022.

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DIRECTOR NOMINEES

Andrew C. Teich
Director Since: 2014 Age: 62 Committees: •Finance •Growth & Innovation •Nominating & Corporate Governance (Chair)
Mr. Teich began serving as the Chairman of our Board in July 2019 and has served as a director of the Company since May 2014. In June 2017, after 33 years with the company, Mr. Teich retired as the President and Chief Executive Officer of FLIR Systems, Inc. ("FLIR"), a position he had held since 2013. FLIR is a designer, manufacturer, and marketer of thermal imaging and stabilized airborne camera systems for a wide variety of applications in the commercial, industrial, and government markets. Mr. Teich joined FLIR in 1999 as Senior Vice President, Marketing, and held various positions within FLIR since that time, including President of Commercial Vision Systems and President of Commercial Systems. Prior to joining FLIR, Mr. Teich held various positions at Inframetrics, Inc. (acquired by FLIR in 1999), including Vice President of Sales and Marketing. Mr. Teich served on the board of directors of FLIR from July 2013 until his retirement in June 2017.

Mr. Teich has been a director of Resideo Technologies, a global provider of smart home solutions, since 2018. He currently serves as Resideo's lead independent director, Chair of the Innovation and Technology Committee and member of the Compensation and Nominating and Governance Committees.

Mr. Teich is a seasoned executive who brings to the Board relevant industry experience combined with sales and marketing skills. Mr. Teich has been involved in more than 25 technology company acquisitions and is listed as an inventor on more than 50 patents.

Jeffrey J. Cote
Director Since: 2020 Age: 56 Committees: None
Mr. Cote has served as a director and the Chief Executive Officer & President of the Company since March 1, 2020. He was appointed President in January of 2019 and previously served as Chief Operating Officer from July 2012 until January 2019. In addition to his role as Chief Operating Officer, he served as Executive Vice President, Sensing Solutions from November 2015 to January 2019. He served as Executive Vice President and Chief Administrative Officer from January 2011 through July 2012. Mr. Cote assumed the role of Interim Chief Financial Officer following Robert Hureau's resignation in April 2013, and served in that role until Paul Vasington's appointment as Chief Financial Officer in February 2014. Mr. Cote served as Senior Vice President and Chief Financial Officer of STI from January 2007 through July 2007, and Executive Vice President and Chief Financial Officer of STI from July 2007 through our initial public offering. From March 2005 to December 2006, Mr. Cote was Chief Operating Officer of the law firm Ropes & Gray. From January 2000 to March 2005, Mr. Cote was Chief Operating and Financial Officer of Digitas. Previously he worked for Ernst & Young LLP.
Mr. Cote has been a director of Trinseo S.A., a global materials solutions provider, since 2014, where he serves as a member of the Audit Committee and the Environmental, Health, Safety, Sustainability and Public Policy Committee.

Mr. Cote brings to the Board significant senior leadership and operational, industry, administrative, financial and technical experience. He is a 16-year veteran of the Company and has extensive knowledge of our business.

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John P. Absmeier
Director Since: 2019 Age: 48 Committees: •Audit •Growth & Innovation
Mr. Absmeier has served as a director of the Company since March 2019. Mr. Absmeier has been the Chief Technology Officer of Woven Planet Holdings, Inc., a subsidiary of Toyota Motor Corporation, focused on innovating secure, connected mobility solutions, since July 2022. As Chief Technology Officer, Mr. Absmeier oversees Woven Planet's technical direction, engineering teams and security and IT divisions. Prior to joining Woven Planet, Mr. Absmeier served as Chief Technology Officer of Lear Corporation ("Lear"), a public company and leading supplier of automotive technology including seating and electrical and electronic systems from June 2018 to January 2022. As Chief Technology Officer, Mr. Absmeier led all aspects of Lear’s technology and innovation efforts as well as corporate strategy, reporting to the President and Chief Executive Officer. Prior to joining Lear, he was Vice President of Smart Machines at Samsung Electronics from November 2015 through May 2018. While at Samsung, he led the company’s acquisition of Harman International and in May 2017, became the Senior Vice President and General Manager of the ADAS/Autonomous business unit at Harman.

Prior to joining Samsung, Mr. Absmeier was with Delphi Corporation for 19 years, where he held several positions of increasing responsibility. In 2014 he was named as one of the top 40 automotive executives under the age of 40 by Automotive News. From October 2012 to November 2015, he was Managing Director - Delphi Labs @Silicon Valley and Autonomous Driving, and from October 2006 to October 2012, Business Director – Electronic Controls, Asia Pacific. Also during his time at Delphi, Mr. Absmeier held several roles in the areas of hybrid and electric vehicles, fuel cells and telematics. Mr. Absmeier holds a M.S. in Mechanical Engineering and Management of Technology from the University of California, Berkeley, and a B.S. in Mechanical Engineering from Purdue University. Before launching his business career, Mr. Absmeier served over eight years with the United States Marine Corps, during which he was meritoriously promoted and awarded multiple honors for outstanding performance. Mr. Absmeier has been a director of the California Mobility Center, a nonprofit organization that orchestrates commercially meaningful interactions between future mobility early-stage companies and industry-leading members, since 2020, where he also serves as a member of the Audit Committee. He began serving as a director of Voltaiq, a private company battery intelligence software provider, in 2022.

Mr. Absmeier brings to the Board significant experience in and knowledge about the industries we serve. He also brings a detailed understanding of the autonomous vehicle market and related technologies and insight into the future direction of technology development in our industries.

Daniel L. Black
Director Since: 2021 Age: 62 Committees: •Audit •Compensation •Finance
Mr. Black has served as a director since January 2021. Mr. Black has been a Managing Partner at The Wicks Group, a private equity firm focused on tech enabled business and consumer services companies, since 2005. As a Managing Partner at Wicks, Mr. Black is involved in all investment and management activities and serves on the boards of its portfolio companies. Prior to becoming Managing Partner, Mr. Black served as Principal from 2003 through 2005. Prior to The Wicks Group, Mr. Black was a Managing Director and Co-Head of Merchant Banking at BNY Capital Markets (a subsidiary of The Bank of New York), where his career spanned 21 years in executive management positions, from 1982 through 2003. Mr. Black has served as a Trustee for the Advent Convertible Securities Fund (an $850 million public closed-end fund) since 2005 where he serves on the Audit and Nominating & Governance Committees. He has also been a member of the Dartmouth College Board of Trustees since 2019 and served on the executive board of Harlem Lacrosse and Leadership, a not-for-profit educational organization, from 2014-2021. Mr. Black holds a B.A. in Government from the Dartmouth College.

Mr. Black brings decades of experience in key areas critical to the Company’s future operations and strategy, such as global experience in finance, mergers & acquisitions, and corporate governance. He is also skilled in digital transformation strategy.

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Lorraine A. Bolsinger
Director Since: 2020 Age: 63 Committees: •Audit •Compensation (Chair) •Finance
Ms. Bolsinger has served as a director of the Company since March 2020. Ms. Bolsinger retired from General Electric Company, a diversified technology and financial services company, in 2017 where she served for more than 37 years leading multiple divisions of GE across power and aviation, as well as holding senior-level officer roles. From 2016 through her retirement in 2017, Ms. Bolsinger served as Vice President, GE Corporate Accelerated Leadership Program. From 2013 through 2016, she served as President and Chief Executive Officer, GE Distributed Power and from 2008 through 2012, she served as President and Chief Executive Officer, GE Aviation Systems. During her early years at GE, Ms. Bolsinger established herself as a business builder and was promoted through various managerial and leadership roles to become Corporate Officer in 1999, as one of the youngest and first female executives to be named in that capacity.
Ms. Bolsinger is a frequent public speaker and has been a career-long advocate for women in STEM and leadership roles. She is a Trustee and Audit Committee Chair of Worchester Polytechnic Institute and has been a Leader in Residence at the GE Management Development Institute, educating and mentoring high potential young executives. She is a member of the Society of Women Engineers and serves on the board of Lake Sunapee Protective Association, a nonprofit organization dedicated to preserving and enhancing the special environment of the Lake Sunapee region in western New Hampshire.
Ms. Bolsinger brings to the Board extensive senior leadership, operational, industry, and technical experience. She has experience developing worldwide strategic relationships with commercial, government and military partners. She also has significant experience in environmental sustainability strategies and executive talent development.

Constance E. Skidmore
Director Since: 2017 Age: 71 Committees: •Audit (Chair) •Compensation •Nominating & Corporate Governance
Ms. Skidmore has served as a director of the Company since May 2017. Ms. Skidmore retired from PricewaterhouseCoopers ("PwC") in 2009, after serving for over two decades as a partner, including a term on its governing board. Ms. Skidmore has served on the board of directors of Comfort Systems USA, Inc., a HVAC supply company, since 2012. She also served on the board of directors of ShoreTel, Inc., a telecommunications company, from 2014 until September 2017, when it was sold to Mitel. Ms. Skidmore has served on the board of Proterra, Inc. since 2019. In 2021, Proterra became publicly listed through a transaction with ArcLight Clean Transition Corp., a special purpose acquisition company. She also serves on the board of directors of several other privately-held and non-profit companies, including the V Foundation for Cancer Research and Viz Kinect. Ms. Skidmore holds a B.S. in psychology from Florida State University, and a M.S. in taxation from Golden Gate University.

Ms. Skidmore brings to the Board more than 30 years of experience in accounting and finance and significant experience and knowledge in talent management and strategic planning. Ms. Skidmore also brings corporate governance expertise through her directorship roles in other public companies, including service on audit committees.

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Steven A. Sonnenberg
Director Since: 2020 Age: 70 Committees: •Growth & Innovation •Nominating & Corporate Governance
Mr. Sonnenberg has served as a director of the Company since March 2020. Mr. Sonnenberg retired in 2019 from Emerson Electric Co., a manufacturer of products for industrial, commercial and consumer markets through its network power, process management, industrial automation, climate technologies, and tools and storage businesses. In 2018, he became Senior Advisor, Emerson Automation Solutions until his retirement in 2019. In that role, he worked in the areas of leadership development and senior customer relations. From 2016 through 2018, Mr. Sonnenberg served as Chairman of Emerson's Automation Solutions business, which assists manufacturers to maximize performance through Emerson's industry-leading portfolio of technologies to measure, control, optimize and power their operations. In that role, he also advised on large acquisitions and on the development of the company's highest-level customer relationships. From 2008 through 2016, he served as President of Emerson's $8.5 billion Process Management Group, a worldwide 40,000 employee, eight business unit manufacturer of automation products for process industries. For more than 13 years prior, Mr. Sonnenberg managed various Emerson affiliated companies with operations throughout Asia and Europe.

Mr. Sonnenberg has been a director of Steel Dynamics, Inc., a public company which is one of the largest steel producers in North America, since 2018, where he serves on the Audit Committee and Corporate Governance and Nominating Committee. He has also served on the board of Tennant Company, a public company specializing in the design, manufacture and sale of nonresidential floor maintenance, since 2005, where he is currently the Chairman, chairs the Executive Committee, and serves on the Audit and Governance Committees. Mr. Sonnenberg is also on the Board of Trustees of Dunwoody College of Technology.
Mr. Sonnenberg brings to the Board significant senior leadership, operational, industry, and technical experience. He has overseen major new product development efforts in the Internet of Things, and sensing hardware and software. He has considerable global experience, broad knowledge of large acquisitions, and significant background in management, development and oversight of large sales organizations and high-level customer relationships.

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Martha N. Sullivan
Director Since: 2013 Age: 66 Committees: •Growth & Innovation (Chair)
Ms. Sullivan has served as a director of the Company since January 1, 2013. Ms. Sullivan retired from her role as Chief Executive Officer of the Company effective March 1, 2020, having served in that capacity since January 1, 2013. She served as our Executive Advisor and played a critical role in the CEO transition process until April 2, 2021. She previously served as our President from September 2010 until January 2019, and was also our Chief Operating Officer from September 2010 until July 2012. Ms. Sullivan was Executive Vice President and Chief Operating Officer from March 2010 through September 2010. Ms. Sullivan served in the same capacities with STI from January 2007 through March 2010 and as Chief Operating Officer of STI from April 2006 through January 2007. Prior to April 2006, Ms. Sullivan served as Sensor Products Manager for the Sensors & Controls business of Texas Instruments (Sensata's preceding business unit) beginning in June 1997 and as a Vice President of Texas Instruments beginning in 1998. Ms. Sullivan joined Texas Instruments in 1984 and held various engineering and management positions, including Automotive Marketing Manager, North American Automotive General Manager, and Automotive Sensors and Controls Global Business Unit Manager.

Ms. Sullivan has been a director of Avery Dennison Corporation, an adhesive manufacturing company, since 2013. She served as a director of GS Acquisition Holdings Corp II, a special purpose acquisition company affiliated with Goldman Sachs Asset Management, from June 2020 until October 2021. Past and present external positions also include the Key Executive Council at Rensselaer Polytechnic Institute, President’s Alumni Council at Michigan Technological University, and Ford International Supplier Advisory Council. She also currently serves as co-chair of the non-profit Board of Our Sisters' School in New Bedford, Massachusetts.

Ms. Sullivan brings to the Board significant senior leadership and operational, industry, and technical experience. She has extensive knowledge of our business, including its historical development, and important relationships with our major customers. Ms. Sullivan has been an important contributor to the expansion of our business through both organic growth and acquisitions, and as CEO, Ms. Sullivan had direct responsibility for our strategy and operations.

Stephen M. Zide
Director Since: 2010 Age: 63 Committees: •Finance (Chair)
Mr. Zide has served as a director of the Company since our IPO in March 2010. He also served as a director of STI from April 2006 until the IPO. From 2015 to 2017, Mr. Zide served as a Senior Advisor of Bain Capital. From 2001 through 2015, Mr. Zide was a Managing Director of Bain Capital. Prior to joining Bain Capital in 1997, Mr. Zide was a partner of the law firm Kirkland & Ellis LLP, where he was a founding member of the New York office and specialized in representing private equity and venture capital firms.

Previously, Mr. Zide served on the board of directors of Trinseo S.A., from 2010 through 2020, HD Supply Holdings, Inc. from 2007 through 2014, and Innophos Holdings, Inc. from 2004 through 2013.

Mr. Zide brings to the Board extensive negotiating and financing expertise gained from his training and experience as a legal advisor, and later as a private equity professional and financial advisor. In addition, Mr. Zide has had significant involvement with us since April 2006, and has served as a director of numerous public and private companies during his career in private equity and law.

The nominees for election to the Board of Directors named above are hereby proposed for election or re-election by the shareholders.

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CORPORATE GOVERNANCE
Our Board conducts its business through meetings of the Board and five standing committees: Audit, Compensation, Nominating & Corporate Governance, Growth & Innovation, and Finance. In accordance with the New York Stock Exchange (“NYSE”) rules and the rules promulgated under each of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), a majority of our Board consists of independent directors, and our Audit, Compensation, and Nominating & Corporate Governance Committees are fully independent.
Each director owes a duty to the Company to properly perform the duties assigned to him or her and to act in the best interest of the Company. Under English law, this requires each director to act in a way he or she considers, in good faith, would be most likely to promote the success of the Company for the benefit of its shareholders as a whole, and in doing so have regard (among other matters) for the likely consequences of any decision in the long-term, the interests of the Company’s employees, the Company’s business relationships with suppliers, customers and others, the impact of the Company’s operations on the community and the environment and the need to act fairly amongst shareholders. The Company’s directors are expected to be appointed for one year and may be re-elected at the next Annual Meeting.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
We have adopted Corporate Governance Guidelines that specify, among other things, the responsibilities, expectations, and operations of the Board, as well as general qualification criteria for directors. Our Corporate Governance Guidelines are available on the investor relations page of our website at investors.sensata.com under Governance. In addition, free copies of the guidelines may be obtained by shareholders upon request by contacting our Company Secretary at companysecretary@sensata.com. The Corporate Governance Guidelines are reviewed by the Nominating & Corporate Governance Committee and changes are recommended to the Board for approval as appropriate.
We have adopted a Code of Business Conduct and Ethics governing the conduct of our Board and personnel, including our principal executive officer, principal financial officer, principal accounting officer, controller, and persons performing similar functions. Copies of our Code of Business Conduct and Ethics are available on the investor relations page of our website at investors.sensata.com under Governance. In addition, free copies may be obtained by shareholders upon request by contacting our Company Secretary at companysecretary@sensata.com.
In the event that an amendment is made to our Code of Business Conduct and Ethics, we will disclose the nature of any such amendment on our website within four business days following the date of the amendment. In the event that we grant a waiver, including an implicit waiver, from a provision of our Code of Business Conduct and Ethics to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions, we will disclose the nature of any such waiver, including the name of the person to whom the waiver is granted and the date of such waiver, on our website at investors.sensata.com within four business days following the date of the waiver.
Director Independence
Under the NYSE rules and our Corporate Governance Guidelines, a director is not independent unless the Board affirmatively determines that he or she does not have a direct or indirect material relationship with the Company or any of its subsidiaries. Heightened independence standards apply to members of the Audit and Compensation Committees.
The NYSE independence definition includes a series of objective tests, such as that the director is not an employee of the Company and has not engaged in various types of business dealings with the Company. The Board is also responsible for determining affirmatively, as to each independent director, that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board will broadly consider all relevant facts and circumstances, including information provided by the directors and the Company with regard to each director’s business and personal activities as they may relate to the Company and the Company’s management.
The Board undertook its annual review of director independence in January 2023 and affirmatively determined that (1) there are no familial relationships between any of our executive officers or directors, and (2) each of the director nominees, with the exception of Mr. Cote and Ms. Sullivan, qualify as independent under Section 303A.02 of the NYSE listing rules and under our Corporate Governance Guidelines for purposes of board service. Throughout this proxy statement, we refer to these directors as our "non-management", "non-executive", or "independent directors". In determining the independence of each director or director nominee, the Board considered and deemed immaterial to such individual’s independence any transactions involving the purchase or sale of products and services in the ordinary course of business between the Company, on the one hand, and, on the other, companies or organizations at which some of our directors, director nominees or their immediate family members were officers, employees or directors in each of the most recent three completed fiscal years. In each case, the amount paid to or received from these companies or organizations

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was below the greater of $1 million or one percent (1%) of such companies or organizations total revenue. In addition, the Board affirmatively determined that the Audit Committee, the Compensation Committee, and the Nominating & Corporate Governance Committee members are fully independent under the SEC and NYSE independence standards specifically applicable to such committees.
The Board found that Mr. Cote and Ms. Sullivan are not independent because of their respective current and former employment relationships with the Company.
Board and Committee Evaluation Process
The Board is committed to continuously evaluating the Company’s strategic priorities and ensuring that the Board is acting to effectively guide and advance those priorities. As part of this process, the Board conducts a self-assessment each year, which includes the completion of a detailed survey by each director covering a broad variety of topics, including the Company’s strategic priorities; the Board’s role in progressing those priorities; Board succession planning, including an evaluation of the overall mix of the current directors’ skills and the identification of desirable skills and attributes for potential director nominees; and an evaluation of the performance of the Board and its committees. Mr. Teich, as the Chairman, reviews a summary of the results of these surveys and meets one-on-one with each director to collect additional feedback. He then prepares a collective summary of all feedback for presentation to the full Board, focusing on areas in which strategic needs are identified or the performance of the Board or its committees could be improved.
Board's Role in Risk Oversight
Risk is inherent in every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including economic risks, financial risks, legal and regulatory risks, cybersecurity risks and others. Management is responsible for the day-to-day management of risks that we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed.
The Board receives presentations from senior management on strategic matters involving our operations. The Board regularly dedicates a portion of its meeting agenda to discuss the strategy of the Company, including the corresponding risks. In addition, senior management attends Board meetings and is available to address any questions or concerns raised by the Board related to risk management and other matters.
While the Board is ultimately responsible for our risk oversight, its committees assist the Board in fulfilling its oversight responsibilities in certain areas of risk. The role of each committee in connection with risk oversight is provided in this proxy statement in the section captioned "Board Meetings, Committees of the Board and Board Leadership Structure".
The Board has delegated to the Audit Committee oversight of our risk management process. Among its duties, the Audit Committee: (a) reviews with management our policies with respect to risk assessment and management of risks that may be material to us, including the risk of fraud; (b) reviews the integrity of our financial reporting processes, both internal and external, including reviewing management’s report on its assessment of the effectiveness of internal control over financial reporting as of the end of each fiscal year; (c) reviews our major financial risk exposures and the steps management has taken to monitor and control such exposures; and (d) reviews our compliance with legal and regulatory requirements. The Audit Committee also is responsible for reviewing legislative and regulatory developments that could materially impact our contingent liabilities and risk profile. Other Board committees also consider and address risk as they perform their respective committee responsibilities. All committees report to the Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.
We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing us and that the Board leadership structure supports this approach.
Board's Role in Corporate Sustainability
At Sensata, our purpose is to help our customers and partners deliver a safer, cleaner, more electrified, and connected world. This purpose guides our actions, from how we treat our people, to what business decisions we make and everything in between. With corporate sustainability as a cornerstone of our purpose, we can generate long-term shared value for our stakeholders.
Our corporate sustainability efforts are led by our General Counsel who, with the ESG team, collaborates with functional leaders across the company to develop and execute on our sustainability strategy, initiatives, and goals. Formed in 2021 and expanded in January 2023, our ESG/DEI Steering Committee is composed of executive leadership who are actively engaged in assessing various initiatives across the company in support of our sustainability efforts.

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Our corporate sustainability program is overseen by our Board of Directors, which also reviews our strategy, goals, and initiatives. The Board views oversight and effective management of environmental, social, and governance issues and their related risks as crucial to the Company’s ability to execute strategy and achieve long-term sustainable growth. The Board receives regular updates on environmental, social, and governance topics from the General Counsel and other members of senior leadership.
In addition to oversight by the full Board, the Board has also delegated primary responsibility for more frequent and in-depth oversight of portions of the Company’s sustainability program to various Board-level committees.

•The Nominating & Corporate Governance Committee receives regular updates on the sustainability initiatives established by management, including those initiatives related to climate change, responsible sourcing, and governance.
•The Audit Committee oversees the Company’s enterprise risk management and compliance programs.
•The Compensation Committee reviews initiatives and monitors progress against goals as they relate to human capital management, including diversity, equity, and inclusion and talent management.
Our employees are responsible for upholding our purpose by embodying our values in all aspects of their daily work. Our corporate values are the essence of our identity and the foundation upon which our culture is built. We are committed to encouraging and supporting a culture of diversity, equity, and inclusion. By harnessing our talented and diverse workforce we gain a key competitive advantage. At Sensata, inclusive cultures and diverse perspectives drive success and allow us to fulfill our global customers’ needs as we successfully produce high-quality products and services for the world. We recognize that as we continue to expand our global footprint, diversity, transparency, and accountability in all aspects will be essential to our continued success.
We have adopted policies that bolster the Company’s commitment to a strong environmental, social and governance framework and promote corporate sustainability in the operation of our business. More information about these efforts and our related policies is available at www.sensata.com/sustainability.
Shareholder Communications with the Board of Directors
Shareholders and other interested parties can communicate directly with the Board by sending a written communication addressed to the Board or to any member individually in care of the offices of our U.S. operating subsidiary, Sensata Technologies, Inc., at 529 Pleasant Street, Attleboro, Massachusetts 02703 or by sending an e-mail to companysecretary@sensata.com. Shareholders and other interested parties wishing to communicate with Mr. Teich, as Chairman, or with the independent directors as a group may do so by sending a written communication addressed to Mr. Teich, in care of Sensata at the above address. Any communication addressed to a director that is received at Sensata’s principal executive offices will be delivered or forwarded to the individual director as soon as practicable. Sensata will forward all communications received from its shareholders or other interested parties that are addressed simply to the Board, to the Chairman or to the Chair of the committee of the Board whose purpose and function is most closely related to the subject matter of the communication. All such communications are promptly reviewed before being forwarded to the addressee. Sensata generally will not forward to directors a shareholder communication that it determines to be primarily commercial in nature, relates to an improper or irrelevant topic or requests general information about the Company. Examples of inappropriate communication include business solicitations, advertising, and communication that is frivolous in nature, relates to routine business matters (such as product inquiries, complaints, or suggestions), or raises grievances that are personal in nature.

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BOARD MEETINGS, COMMITTEES OF THE BOARD AND BOARD LEADERSHIP STRUCTURE
Attendance at Board and Committee Meetings
During our fiscal year ended December 31, 2022 ("fiscal year 2022"), the Board held five meetings. Each director attended 75% or more of the aggregate number of meetings of the Board and committees of the Board on which the director served during 2022. We have no policy regarding director attendance at the annual general meeting of shareholders. Last year, 8 directors attended the annual meeting.
Executive Sessions
In accordance with our Corporate Governance Guidelines, our non-management directors meet in executive sessions on a periodic basis without management. The presiding director for purposes of leading these meetings is either Mr. Teich, when these executive sessions take place in connection with Board meetings, or the chair of the standing committee, when these executive sessions take place in connection with standing committee meetings.
Board Leadership Structure
Since 2012, the positions of Chief Executive Officer and Chairman of the Board have been held by separate individuals. Andrew C. Teich, an independent director, began serving as our non-executive Chairman of the Board in July 2019. As non-executive Chairman, Mr. Teich approves the agendas for, and presides over, the Board meetings and also chairs executive sessions of the non-management directors. The Chief Executive Officer is also a member of the Board and participates in its meetings. The Board believes the separation of the positions of Chief Executive Officer and Chairman is the appropriate structure for the Company at this time.
Board Committees
During 2022, we had five committees of the Board: the Audit, Compensation, Finance, Growth & Innovation and Nominating & Corporate Governance Committees. The following table provides the membership information for each committee of the Board as of April 13, 2023:

Name	Audit	Compensation	Finance	Growth & Innovation	Nominating & Corporate Governance
John P. Absmeier	●			●
Daniel L. Black	●	●	●
Lorraine A. Bolsinger	●	C	●
Jeffrey J. Cote
James E. Heppelmann(1)		●		●	●
Constance E. Skidmore	C	●			●
Steven A. Sonnenberg				●	●
Martha N. Sullivan				C
Andrew C. Teich			●		C
Stephen M. Zide			C

C     Committee Chair    ● Committee Member
(1) Mr. Heppelmann is not standing for re-election to the Board at our Annual Meeting.
Below is a description of each of the Audit, Compensation, Finance, Growth & Innovation and Nominating & Corporate Governance Committees of the Board and information regarding committee meetings held in fiscal year 2022. The charter for each of our committees is available on the investor relations page of our website at .investors.sensata.com under Governance. You may contact the Company Secretary companysecretary@sensata.com to obtain a printed copy of these documents free of charge.

2023 PROXY STATEMENT - PAGE 16

Audit Committee
Members:
Constance E. Skidmore (C)
John P. Absmeier
Daniel L. Black
Lorraine A. Bolsinger

Independence:

All members independent

Financial Expertise:

All meet NYSE financial literacy requirements; Ms. Skidmore and Mr. Black qualify as financial experts

Meetings in Fiscal Year 2022:

Ten

Key Responsibilities:

External Auditor. Appoints our external auditor, subject to shareholder vote as may be required under English law, oversees the external auditor's qualifications, independence and performance, discusses relevant matters with the external auditor, and preapproves audit and permitted non-audit services to be provided by the external auditor and related fees.
Financial Reporting. Supervises and monitors our financial reporting and reviews with management and the external auditor the Company's annual and quarterly financial statements.
Internal Controls, Risk Management and Compliance Programs. Oversees our system of internal controls, enterprise risk management including cybersecurity and data security risks, and our compliance programs.
Company Policies. Periodically reviews the Company’s Code of Business Conduct and Ethics, Delegation of Authority Policy, Insider Trading Policy, Anti-Corruption and Anti-Bribery Policy and similar Company policies.
Related Person Transactions. Reviews and approves transactions between the Company Directors and executive officers and their respective affiliates under the Company’s Related Person Transaction Approval Policy.

Compensation Committee
Members: Lorraine A. Bolsinger (C) James E. Heppelmann Daniel L. Black Constance E. Skidmore Independence: All members independent Meetings in Fiscal Year 2022: Four
Key Responsibilities:

Human Capital & Talent Management. Oversees the Company’s culture and human capital management including talent management and succession planning for executive management.
Executive Compensation, Reviews, evaluates and sets compensation, and related performance goals and objectives, for our senior executive officers.
Incentive and Equity-Based Compensation Plans. Reviews, approves, and makes recommendations to our Board with respect to our incentive and equity-based compensation plans and equity-based awards.
Compensation-Related Disclosures. Oversees compliance with our compensation-related disclosure obligations under applicable laws.
Director Compensation. Makes recommendations to the Board with respect to compensation of non-executive members of the Board in the framework permitted by the general compensation policy approved by shareholders.

Finance Committee
Members: Stephen M. Zide (C) Daniel L. Black Lorraine A. Bolsinger Andrew C. Teich Independence: All members independent Meetings in Fiscal Year 2022: Three
Key Responsibilities:

Potential Transactions. Reviews potential transactions, including strategic investments, mergers, acquisitions, and divestitures, oversees debt or equity financings, credit arrangements, and investments.
Capital Structure and Deployment. Oversees policies governing capital structure, including dividends and share repurchase programs.
Other Financial Strategies. Evaluates ongoing financial strategies.

2023 PROXY STATEMENT - PAGE 17

Growth & Innovation Committee
Members: Martha N. Sullivan (C) John P. Absmeier James E. Heppelmann Steven A. Sonnenberg Andrew C. Teich Independence: All members independent except for Ms. Sullivan Meetings in Fiscal Year 2022: Four
Key Responsibilities:

Growth & Innovation Development. Oversees the Company’s technology and innovation initiatives including investments, mergers, and acquisitions related to those initiatives and the impact on the Company’s performance, growth, long-term profitability and competitive position.
New Technology Oversight. Reviews new technologies, processes and competitive trends that may have a material impact on the Company or may require significant change to the Company’s strategy.

Nominating & Corporate Governance Committee
Members: Andrew C. Teich (C) James E. Heppelmann Constance E. Skidmore Steven A. Sonnenberg Independence: All members independent Meetings in Fiscal Year 2022: Four
Key Responsibilities:

Board and Committee Evaluation. Oversees the annual Board & Committee self-evaluation process.
Skills & Independence. Supervises the annual review of director skills, characteristics and Board independence.
Director Nomination, Composition, and Succession Planning. Makes recommendations to the Board regarding director selection criteria for open Board positions, reviews background information on potential candidates and makes recommendations to the Board regarding director appointments. Assesses Board composition, director tenure and succession time lines.
Board Composition & Committee Membership. Periodically reviews the scope and composition of our Board and its committees and makes recommendations to the Board with respect to committee assignments and rotation.
Corporate Governance. Advises the Board on corporate governance matters pursuant to the Company’s governance guidelines.
ESG. Oversees the Company’s ESG program and initiatives.
Other Matters. Oversees conflicts, director education, Board & Committee attendance and annual review of Committee Charters.

Compensation Committee Interlocks and Insider Participation
No current member of the Compensation Committee and no member who served on the Compensation Committee during fiscal year 2022 is or has been an officer or employee of the Company, and none of our executive officers currently serves or served during fiscal year 2022 on the board of directors or compensation committee of an entity that has one or more executive officers serving on our Board or Compensation Committee. There are, and during fiscal year 2022 there were, no interlocking relationships between any of our executive officers and members of our Compensation Committee, on the one hand, and the executive officers and compensation committee members of any other company, on the other hand.

2023 PROXY STATEMENT - PAGE 18

PROPOSAL 2: ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION
☑
The Board of Directors unanimously recommends that shareholders vote "FOR" the approval, on an advisory basis, of the compensation paid to our Named Executive Officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K.

The Board of Directors believes that our compensation policies and procedures are centered on a pay-for-performance culture and are aligned with the long-term interests of shareholders. You are urged to read the “Compensation Discussion and Analysis” section of this proxy statement for additional details on our executive compensation, including our philosophy and objectives, and the 2022 compensation of our Named Executive Officers ("NEOs").
Pursuant to provisions of Section 14A of the Securities and Exchange Act of 1934, as amended, that were enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act"), and as a matter of good corporate governance, we are providing our shareholders with an opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs disclosed in this proxy statement pursuant to Item 402 of Regulation S-K (including in the compensation discussion and analysis, compensation tables, and accompanying narrative disclosures). This advisory vote is commonly referred to as a "say-on-pay" vote. This proposal gives you, as a shareholder, the opportunity to endorse or not endorse our executive pay program through the following resolution:
"RESOLVED, that, on an advisory basis, the compensation paid to our Named Executive Officers, as disclosed in the proxy statement filed by Sensata Technologies Holding plc in connection with its Annual General Meeting of Shareholders to be held on May 25, 2023, pursuant to Item 402 of Regulation S-K (including the compensation, discussion and analysis, compensation tables, and accompanying narrative disclosures) be, and it hereby is, approved."
The above “say-on-pay” vote is being provided pursuant to SEC regulations. While this vote does not bind the Board to any particular action, the Board values the input of the shareholders, and will take into account the outcome of this vote in considering future compensation arrangements. We include this shareholder advisory vote annually, and we expect that the next such vote will occur at the 2024 Annual General Meeting of Shareholders.

2023 PROXY STATEMENT - PAGE 19

EXECUTIVE OFFICERS
Set forth below is the name, age, and biographical information of each of our current executive officers, other than Mr. Cote, our Chief Executive Officer and President, whose information is presented under "Proposal 1: Election of Directors."

Lynne Caljouw, Executive Vice President and Chief Administrative Officer	Age 49

Ms. Caljouw was appointed Executive Vice President and Chief Administrative Officer in January 2023. Ms. Caljouw served as Senior Vice President and Chief Human Resources Officer from June 2020 through December 2022. She joined Sensata in October 2014 as a Senior Director, Human Resources supporting the Sensors business and was promoted in 2016 to the role of Vice President, Human Resources supporting the Automotive, CTO, HVOR & Control Solutions businesses. In late 2016, her role expanded to include ownership of Talent Acquisition, and in 2017 she added Talent Management and HR services to her responsibilities, bringing oversight to the end-to-end employee experience. In 2018, Ms. Caljouw added HR leadership of the Finance, HR, IT, and Legal teams to her responsibilities, and in late 2019, she started leading the Compensation, Benefits, and HRIS teams. Before joining Sensata, Ms. Caljouw served in various HR leadership roles at Sears Holdings Corporation and The Gillette Company. She has a B.A. in Psychology from Dickinson College, a Master of Science in College Student Development and Counseling from Northeastern University and a Master of Business Administration in Global Management from the University of Phoenix.

Hans Lidforss, Senior Vice President and Chief Strategy & Corporate Development Officer	Age 59

Mr. Lidforss was appointed Senior Vice President, Chief Strategy & Corporate Development Officer in February 2020. In this role, he is responsible for the overall strategy of the company and all M&A activities. Mr. Lidforss joined Sensata as Senior Vice President of Strategy and M&A in 2014. Prior to joining Sensata, Mr. Lidforss served as Senior Vice President, Strategy at Taleo Corporation where he led Taleo's corporate strategy and M&A activities, including the successful sale of Taleo to Oracle. Mr. Lidforss has also held roles as Vice President of Strategy and Corporate Development at Hewlett-Packard Company; Operations Executive at Cerberus Capital Management; General Manager and Integration Director at GE Capital IT solutions; and consultant at McKinsey & Company. Mr. Lidforss holds a Master of Science degree in Industrial Engineering and Management from Linkoping Institute of Technology in Sweden and a Master of Business Administration from the Kellogg School of Management at Northwestern University.

Jennifer Slater, Senior Vice President, Performance Sensing Automotive and Aftermarket	Age 48
Ms. Slater was appointed Senior Vice President, Automotive & Aftermarket effective April 1, 2023. Ms. Slater joined Sensata in September 2022 as the Vice President and General Manager of Sensata’s Heavy Vehicle and Off-Road business. Prior to joining Sensata, Ms. Slater served as the Group Vice President and General Manager, Global OE and Products for Clarios, formerly Johnson Controls Power Solutions. In this role she was responsible for transforming the business to meet the emerging Global Automotive needs of vehicle electrification and autonomy. She lead the global business for the Original Equipment customers to develop and execute global new product strategies for the entire product life cycle, including Aftermarket. From 2016 to 2019, Ms. Slater served as Vice President and General Manager OE, Americas and APAC. Prior to joining Clarios, Ms. Slater served in various leadership capacities at Visteon, Johnson Controls and Woodbridge in the areas of general management, engineering, finance, sales, product management and strategy. Ms. Slater holds a Bachelor of Science in Mechanical Engineering from the University of Michigan at Dearborn and a Master of Business Administration from Walsh College. Ms. Slater was recognized in 2017 by a STEP Ahead Award from The Manufacturing Institute, a 501(c)3 nonprofit workforce development and education partner of the National Association of Manufacturers.

2023 PROXY STATEMENT - PAGE 20

David Stott, Vice President, General Counsel	Age 40
Mr. Stott was appointed Vice President, General Counsel in October 2022. Prior to this position, Mr. Stott served as Assistant General Counsel, M&A, supporting Sensata’s growth and megatrend initiatives beginning in December 2020. Mr. Stott began his legal career by clerking for the Honorable Barbara S. Jones, U.S. Federal District Court for the Southern District of New York. He then practiced law with Cravath, Swaine & Moore in New York City and London and with Latham & Watkins in Houston. Prior to joining Sensata, Mr. Stott spent several years as in-house counsel in the energy industry with Nabors Industries. Mr. Stott holds a B.A. in Political Science from Brigham Young University and a J.D., magna cum laude, from the BYU Law School.
Paul S. Vasington, Executive Vice President and Chief Financial Officer	Age 57

Mr. Vasington was appointed Executive Vice President and Chief Financial Officer in February 2014. Mr. Vasington has diverse financial and managerial experience, most recently with Honeywell International Inc. from 2004 to 2014. He served as Vice President and Chief Financial Officer of Honeywell Aerospace from 2012 to 2014. Previously, he served as Vice President and Chief Financial Officer of Honeywell Performance Materials and Technologies from 2009 to 2012 and as Vice President and Chief Financial Officer of Honeywell Security from 2006 to 2009. Prior to joining Honeywell, Mr. Vasington held finance leadership roles at Crane Co. and Fortune Brands, Inc. Mr. Vasington began his career at Price Waterhouse and holds a degree in Finance from the University of Connecticut.

George Verras, Executive Vice President and Chief Technology Officer	Age 50

Mr. Verras was appointed Executive Vice President, Chief Technology Officer in May 2022. From May 2022 until April 2023, Mr. Verras also oversaw our Sensing Solutions business. Mr. Verras previously served as Senior Vice President, Chief Technology Officer from 2021 to 2022, Senior Vice President, Sensata Ventures from 2019 to 2021 and Vice President and General Manager of Heavy Vehicle and Off-Road from 2015 to 2019. Prior to these roles, he was named Operations Director in January 2013, Design Engineering and Product Management Director in December 2013 and Senior Director and Integration Manager of HVOR in August 2014. Prior to joining Sensata, Mr. Verras served with Sensata's predecessor, Texas Instruments, beginning in 1994, where he served in various design engineering roles. Mr. Verras holds a Bachelor’s degree in Mechanical Engineering from the University of Connecticut and a Master of Business Administration from Babson College.

Brian Wilkie, Senior Vice President Sensing Solutions	Age 47
Mr. Wilkie was appointed Senior Vice President, Sensing Solutions effective April 1, 2023. He joined Sensata in January 1998 as a Design Engineer and assumed several roles of increasing responsibility in Engineering. In 2005, he was promoted to Engineering Manager; in 2011, he was promoted to Engineering Director; in 2014, he was promoted to Director, Global Design Engineering; and in 2016, he was promoted to Senior Director, Global Design Engineering and Product Management. In 2019, he leveraged his engineering excellence and took on a new role, Senior Director, M&A Integration, overseeing the successful integration of GIGAVAC, Sensata's high-power relay and power contractors business. In 2020, he took over leadership of Sensata's HVOR business as Group Vice President, and in 2022 became the leader of Sensata's Clean Energy and Insights businesses. Mr. Wilkie holds a Bachelor of Science degree in Mechanical Engineering from Worcester Polytechnic Institute.
Note: Mr. Juan Picon, age 53, departed from his role as Executive Vice President, Performance Sensing and Aftermarket effective April 2, 2023, having served in the role since November 2021. He joined Sensata in August 2020 as Senior Vice President, Performance Sensing Automotive. Prior to joining Sensata, Mr. Picon served as Group Vice President & General Manager for WESCO Distribution’s US Business.

2023 PROXY STATEMENT - PAGE 21

COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Discussion and Analysis ("CD&A") section provides an overview of our executive compensation philosophy and how and why the Compensation Committee arrives at specific compensation decisions and policies. This CD&A section describes the material elements of our compensation program for the executive officers listed in the Summary Compensation Table (each, a “Named Executive Officer” and collectively, the "Named Executive Officers" or "NEOs"). Below are the names and principal positions of our NEOs for fiscal year 2022.

Named Executive Officers
Jeffrey J. Cote	President and Chief Executive Officer ("CEO")
Paul S. Vasington	Executive Vice President and Chief Financial Officer ("CFO")
George Verras (1)	Executive Vice President, Chief Technology Officer ("CTO")
Hans Lidforss	Senior Vice President and Chief Strategy and Corporate Development Officer
Juan Picon (2)	Former Executive Vice President, Performance Sensing Automotive and Aftermarket
(1) Effective May 1, 2022, Mr. Verras was promoted to Executive Vice President, Chief Technology Officer. Prior to that date, he served as Senior Vice President, Chief Technology Officer during fiscal year 2022.
(2) Effective April 2, 2023, Mr. Picon departed the Company.

Executive Summary
Business Vision and Strategy
We are a global industrial technology company that strives to create a safer, cleaner, and more efficient, electrified, and connected world. We develop, manufacture, and sell sensors and sensor-rich solutions, electrical protection components and systems, and other products used in mission-critical systems and applications that create valuable business insights for our customers and end users. For more than 100 years, we have been providing a wide range of customized solutions that address increasingly complex engineering and operating performance requirements to help our customers solve their most difficult challenges.
Our business strategy involves leveraging certain material growth drivers to deliver products used in mission-critical systems and applications that create valuable business insights for our customers and end users. These growth drivers include (1) the overarching trend related to our core historical business that enables vehicles, industrial equipment, aircraft, and other systems to be safer and more energy-efficient (a trend which we refer to as “Safe & Efficient”) and (2) certain new and emerging technology trends that complement or enhance our existing product offerings (which we refer to as “megatrends”). These megatrends are significantly transforming the industries in which we operate and are creating greater secular demand for our current and new innovative products, resulting in growth that exceeds end market production growth in many of the markets we serve, a defining characteristic of our company.
We believe the medium- to long-term outlook for internal combustion engine powertrains and industrial equipment will evolve with, and be impacted by, Electrification and other adjacent technologies. Accordingly, we are focusing on expanding our market share on electrified platforms, including sensors, electrical protection components and systems, and battery-energy management systems as full solutions. Many of the components and subsystems we have historically developed and produced will play a significant role in this expansion.
We are seeking to expand our business and accelerate market share in other areas that we believe will experience high growth in the future, such as the deployment of Internet of Things (“IoT”) solutions for light- through heavy-duty vehicles, particularly in fleets. This is driven by the need for smarter and more connected sensors and equipment that collect, analyze, and provide insights into the operations of light- through heavy-duty vehicles to improve its operations, making it more productive and efficient. Within IoT, our principal area of focus is the Sensata INSIGHTS business, in which we deliver data insights across heavy, medium, and light vehicle fleets. Our data-driven insight, connectivity, and prognostics provide solutions that increase overall productivity and operational efficiency.
We execute our strategy with a disciplined focus towards targeted business priorities that guide and align our actions to the needs of our customers, shareholders, and employees. We expect to deliver industry-leading margins for our shareholders while also increasing investments in our growth opportunities and our people. We strive to outperform the markets we serve by delivering organic revenue growth in excess of changes in underlying end market production levels, and we are well positioned for growth.

2023 PROXY STATEMENT - PAGE 22

Business Performance
In 2022, we produced a record $4.029 billion in revenue, which is up 5.5% from the prior year. We continued to feel the supply chain disruptions and inflationary challenges felt around the world while facing foreign currency headwinds. Despite these headwinds, we quickly and effectively adapted to rapidly changing conditions, delivering a second consecutive year of record annual revenue. Our steadfast focus and ability to remain flexible and pivot quickly combined with our strong execution resulted in above-target market outgrowth for the third consecutive year, a second consecutive year of record new business wins, and the acquisition of two additional companies in support of our Electrification and INSIGHTS megatrends. During 2022, we also made substantial progress toward our environmental, social, and governance goals. We reduced our greenhouse gas emissions intensity relative to revenue by more than 10% last year, reaching our 2026 target four years earlier than anticipated. In addition, in 2023 Newsweek named Sensata as one of America's most responsible companies and Sensata was included in the Bloomberg Gender Equality Index (GEI) as a member for the first time.
Our strategy for 2023 will focus on organic growth, improving adjusted operating margins, and increasing conversion of earnings to cash flow. And we will continue to return capital to shareholders through our dividend and opportunistic share repurchases.
Key accomplishments in 2022 included:

•Net revenue increased 5.5% to $4.029 billion	•Market outgrowth of 820 basis points
•New business wins exceeded $1 billion, 70% of these are in our Electrification growth vector	•Reduced greenhouse gas intensity by >10%, already achieving our 2026 goal
•Increased strategic organic megatrend investments to $69.8 million from $51.7 million in fiscal 2021	•Returned capital to shareholders with $292.3 million in share repurchases
•$460 million of revenue in automotive and industrial electrification areas, up 77% from 2021	•Initiated $0.11 quarterly dividend payment to shareholders
Incentive Compensation Performance Highlights
* Adjusted Operating Income for purposes of the 2022 Annual Incentive Bonus as discussed on page 29 of the proxy statement excludes any impact from divestitures and final results are inclusive of a proforma based on the annual plan of any divested business. Adjusted Free Cash Flow for purposes of the 2022 Annual Incentive Bonus as discussed on page 30 of the proxy statement excludes any impact from acquisition related retention costs deemed as compensation for U.S. GAAP purposes. Both Adjusted Operating Income and Adjusted Free Cash Flow for purposes of the Annual Incentive Bonus are rounded to the nearest whole million.

2023 PROXY STATEMENT - PAGE 23

Executive Compensation Overview
Compensation Program Overview
Our Company provides compensation comprised of base salary, bonus, long-term incentives, and limited perquisites and benefits. The balance among these components is established annually by the Compensation Committee and is designed to recognize and pay for annual performance, retain key employees, and encourage future performance. When conducting its annual deliberations, the Compensation Committee reviews each component against both historical and recent comparative statistics as well as anticipated trends in compensation with comparisons to our peer group. The Compensation Committee also considers pay and employment conditions of other employees within the Company (internal pay equity) in determining executive compensation. The Compensation Committee believes that the current design of our compensation program is appropriate and competitive.
Key Features of Our Executive Compensation Program
The Compensation Committee annually reviews the design of our executive compensation program to ensure it continues to be aligned with and promote the execution of our business strategy. The table below illustrates the connections between our business objectives, strategy, and incentive-based compensation elements, which we believe lead to the creation of shareholder value.

	Compensation Program Element	Objective	Strategy		Key Metrics or Characteristics
Short-Term	Annual Incentive Bonus	Promote the achievement of the Company’s annual strategic and financial goals; and incent and reward financial and operating performance	l	Generate strong free cash flow to provide financial flexibility	Adjusted Free Cash Flow(1) (1 Year) Adjusted Operating Income(1) (1 Year) Performance Scorecard (1 Year)
			l	Leverage global scale and highly integrated business model to drive productivity gains and expand margin dollars
			l	Achieve key strategic and financial goals
Long-Term	RSUs	Promote executive retention, stock ownership, and alignment of interests with shareholders	l	Increase Sensata's stock price to deliver value to our shareholders	3-Year Ratable Vesting Schedule
	PRSUs	Motivate executives to focus on continuously improving performance in key financial metrics believed to drive long-term shareholder value	l	Efficient deployment of capital to achieve growth strategy as well as improve return-on-invested-capital ("ROIC") and financial flexibility	Relative Adjusted EPS(1) Growth (3 Years) ROIC(2) (Modifier - 3 Years)
			l	Increase profitability of acquired businesses through efficient execution of defined integration plans
			l	Drive improved productivity gains to expand margin dollars and earnings growth

(1)
Adjusted Operating Income, Adjusted Free Cash Flow, and Adjusted EPS are non-GAAP measures that are used to help evaluate the success of our NEOs, as they are the performance criteria associated with our "pay at risk" compensation programs. It is also a measure that management uses to evaluate our business performance. A reconciliation of (i) Adjusted Operating Income to Operating Income, (ii) Adjusted Free Cash Flow to Net Cash Provided by Operating Activities, and (iii) Adjusted EPS to Diluted Net Income Per Share is included in Appendix B. Relative Adjusted EPS growth is described on page 32 of this Proxy Statement.

(2)
ROIC is a non-GAAP measure that has the potential to modify the number of PRSUs that convert into ordinary shares, upwards or downwards by up to 15%, based on achievement of the Company’s Relative Adjusted EPS growth goals. Refer to “Elements of Executive Compensation” section later in this Proxy Statement for additional discussion around the nature and objectives of this compensation measure. We define ROIC as Adjusted Earnings before Interest divided by Total Invested Capital. Adjusted Earnings before Interest is defined as net income, determined in accordance with U.S. GAAP, adjusted to exclude interest expense, net as well as the following non-GAAP items, which comprise income or expense amounts recognized in connection with the following: depreciation and amortization related to the step-up to fair value of assets obtained through business combinations, amounts related to debt financings and other transactions, amounts related to restructuring, exit, and other activities, deferred gains or losses on our commodity forward contracts, and deferred income and other tax amounts. Total Invested Capital is defined as the trailing five quarter average of the sum of shareholders' equity, long-term debt, net deferred tax liabilities, and long-term finance lease and other financing obligations.

Our overall compensation program is structured to pay for performance, and to motivate executives to balance both the short- and long-term interests of our shareholders. The Compensation Committee believes that most of the compensation for NEOs should be "at risk" in the form of an annual incentive cash bonus and equity awards granted under our long-term incentive ("LTI") program. Payouts under the annual incentive bonus are dependent on, and tied to, achievement of

2023 PROXY STATEMENT - PAGE 24

annual performance goals set by the Compensation Committee. Equity awards granted under the 2022 LTI program include time-based restricted stock units ("RSUs"), which vest ratably across three years, and performance-based restricted stock units ("PRSUs"), which are focused on our adjusted EPS growth compared to peers and return-on-invested capital ("ROIC") over a three-year period. The realized value of RSUs is tied to our stock performance, and the realized value of PRSUs is tied to our stock performance and long-term operating performance. The Compensation Committee believes that our compensation program is designed to hold our executives accountable for our short- and long-term financial and operational performance.
Our compensation program strives to align CEO compensation with Company performance and shareholder returns. Below is a three year aggregate view of CEO compensation illustrating our CEO Mr. Cote's realizable pay compared to his pay opportunities, which shows that as of December 31, 2022, the aggregate realizable pay for our CEO over the three-year period from 2020 to 2022 is approximately 82% of target pay.

*
Target Pay is defined as the sum of base salary, annual incentive bonus target, the target grant date fair value of PRSUs and the grant date fair value of options and RSUs awarded over the three-year period from 2020 to 2022.

**
Realizable Pay is defined as the sum of base salary, actual annual incentive bonus payout, and expected value of LTI awarded over the three-year period from 2020 to 2022. Expected value of LTI is market value of unvested RSUs (number of units times fiscal year 2022 closing price of our ordinary shares), market value of unexercised options (number of options times excess, if any, between fiscal year 2022 closing price of our ordinary shares and exercise price), and market value of unvested PRSUs (number of units expected to vest, taking into consideration actual performance versus targets, times fiscal year 2022 closing price of our ordinary shares).

2022 Compensation Program Performance
Based on our performance as described above, our NEOs received the following payouts of performance-based compensation:
•Annual Incentive Bonus related to performance for fiscal year 2022 paid out at 60% of target for the NEOs.
•PRSUs related to the performance period from January 1, 2020 to December 31, 2022 (the "2020 PRSUs") vested on April 1, 2023 at 82% of target for the NEOs who received the 2020 PRSU grants.

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2022 Say on Pay Vote and Response to Shareholders' Feedback
We submitted our executive compensation program to an advisory vote of our shareholders at the 2022 Annual General Meeting of Shareholders and it received overwhelming support of 97.1% of the votes cast. This is consistent with the high advisory approval since 2015. In support of good governance, we regularly engage in a dialogue with nearly all of our significant shareholders in order to understand their perspectives on our compensation program and other corporate governance topics. The Compensation Committee considers shareholder feedback as part of its annual assessment of the Company's executive compensation program and policies. The Compensation Committee reaffirmed the core structure of our executive compensation program in fiscal year 2022 based on strong shareholder support for our prior year say-on-pay vote. The Compensation Committee continues to monitor and consider shareholder feedback when making decisions involving executive compensation.
Changes to Our Compensation Program

2019	•Changed the metric under the Annual Incentive Bonus from Adjusted EPS to Adjusted Earnings Before Interest and Taxes

2020
•Removed Options and GPUs as part of the overall LTI mix
•Changed RSU vesting schedule from 3-year cliff vesting to ratable vesting over 3 years
•PRSU metric changed to Relative Adjusted EPS Performance with a 3-year CAGR modifier
•Changed Annual Incentive Bonus metrics to Adjusted Operating Income and Adjusted Free Cash Flow

2021
•Altered the metric weightings under the Annual Incentive Bonus, resulting in a mix of 52.5% Adjusted Operating Income, 22.5% Adjusted Free Cash Flow, and 25.0% Performance Scorecard
•Added ESG component to Performance Scorecard
•Increased the CEO's stock ownership requirement to 6x base salary

2022	•Increased target bonus opportunity to 100% for Senior Vice Presidents reporting directly to CEO

2023
•Altered the metric weightings under the Annual Incentive Bonus, resulting in a mix of 37.5% Adjusted Operating Income, 37.5% Adjusted Free Cash Flow, and 25.0% Performance Scorecard
•Updated the PRSU design to be 50% relative total shareholder return ("TSR") and 50% ROIC
•Removed Senior Vice Presidents and above from annual merit-based salary increase eligibility and will be eligible for market adjustments based on the scope of their role going forward

2023 Compensation Highlights
In 2023, the Compensation Committee approved a change to the Annual Incentive Bonus program metric weightings to be evenly split of 37.5% for the two financial metrics, Adjusted Operating Income and Adjusted Free Cash Flow, which promotes the Company's strategy for earnings growth, margin expansion, and effective capital deployment leveraging strong cash flow. The 2023 Performance Scorecard, in addition to financial goals, includes goals associated with greenhouse gas emissions reduction and retention of talent. Starting in 2023, TSR is one of two metrics on the redesigned PRSU plan, allowing for more focus on shareholder value creation for the long-term.

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Executive Compensation Philosophy and Objectives
Our philosophy in establishing compensation policies for our NEOs is to reward executives for achieving individual and corporate performance objectives and to attract, motivate, and retain leaders who will drive the creation of shareholder value. The primary objectives of our overall executive compensation program for our NEOs are set out in the table below:

Objectives
Attract and retain highly qualified executive officers	•	Provide a competitive total pay package (base salary, bonus, long-term incentives, and benefits)
	•	Regularly evaluate our pay programs against that of our peer group
Reward outstanding performance	•	Produce annual short-term incentives that are based on the Company's performance of its financial and strategic goals
	•	Grant annual long-term incentive awards that are based on individual performance and role
Promote and reward the achievement of long-term value-creation objectives	•	Provide a significant portion of each NEO’s total direct compensation in the form of variable compensation "pay at risk"
	•	Align executive compensation with long-term performance
	•	Tie vesting of PRSUs to the Company's Relative Adjusted EPS growth and ROIC outcomes over the performance period
	•	Administer plans to include three-year performance cycles on PRSUs and three-year ratable vesting schedules on time-based RSUs.
Create performance accountability	•	Align performance targets under incentive programs with high growth expectations in support of our short- and long-term strategies
Align the interests of our NEOs with those of the Company and shareholders	•	Enforce share ownership guidelines, which encourage alignment between long-term shareholder value and management decisions
Compensation Best Practices
The following table highlights the executive compensation best practices used by the Company:

Compensation Best Practices
•	Link annual incentive compensation to the achievement of our objective pre-established performance goals
•	Complete rigorous goal setting process annually
•	Use balanced performance metrics focused on both profitable earnings growth as well as strategic capital deployment
•	Provide the majority of our long-term incentive compensation through vehicles linked to shareholder value-creation (PRSUs)
•	Apply robust minimum stock ownership guidelines and require 50% net after-tax retaining of shares until ownership guidelines are met
•	Maintain a claw-back policy
•	Evaluate the risk of our compensation program
•	Use an independent compensation consultant
•	Prohibit hedging or pledging of Company stock
•	Provide a “double-trigger” for potential change-in-control related cash or equity payments
•	Ban golden parachute excise tax gross-ups for executive officers upon a change-in-control
•	Limit perquisites
•	Maintain original financial targets for PRSUs
•	Forbid backdating or repricing of stock options without shareholder approval

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Elements of Executive Compensation
Pay Mix
In alignment with our pay-for-performance philosophy, our total executive compensation pay mix is heavily weighted toward variable compensation, which helps to align the interests of our executives with long-term value-creation and shareholder interests. Annual and long-term variable, or at risk, incentive compensation represents 86% of target total direct compensation for our CEO and, on average, approximately 74% of target total direct compensation for our other NEOs.

Base Salary	Target Bonus	PRSUs	RSUs

Base Salary
The base salary for each NEO is based on that executive’s scope of responsibilities, taking into account the competitive market compensation paid by companies within our established peer group to executives in similar positions. We believe that each of our executives' base salaries should generally be targeted around the market median of salaries paid to executives at comparable companies in similar positions, and with similar responsibilities, as described in the section "Compensation Benchmarking and Survey Data."
Base salaries for executives are reviewed by the Compensation Committee at least annually. Annual adjustments to an executive’s base salary take into account individual performance (based on achievement of predetermined goals and objectives), market position of the individual’s current base salary versus our desired market positioning, our historical pay practices with respect to that position, affordability of any increase, and internal pay equity. The Compensation Committee may consider further adjustments to base salary for an executive after taking into account any changes to roles or responsibilities.
The following table provides information concerning the base salaries of our NEOs as of the end of our 2021 and 2022 fiscal years:

Named Executive Officer	2021	2022	% Increase
Jeffrey J. Cote	$957,900	$991,427	3.5%
Paul S. Vasington	$566,500	$586,328	3.5%
Juan Picon	$500,000	$517,500	3.5%
George Verras	$—	$517,500	n/a
Hans Lidforss	$474,629	$491,241	3.5%

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In January 2022, the Compensation Committee approved a 3.5% merit increase for the NEOs as part of its base salary review.
Annual Incentive Bonus
Our NEOs participate in the executive annual incentive bonus program. Each year, we establish bonus targets for our executives based on the executive’s scope of responsibilities and taking into account competitive market compensation data. The annual incentive bonus is targeted at a level that, when combined with the executive's base salary, yields total annual cash compensation that approximates the market median. For 2022, target annual incentive bonuses were established at the levels listed below, which are consistent with 2021 levels, with the exception of Mr. Lidforss, whose target bonus percentage was increased from 85% to align with other Senior Vice Presidents reporting directly to the CEO.

Named Executive Officer	2022 Annual Incentive Bonus Target (as a % of base salary)
Jeffrey J. Cote	125%
Paul S. Vasington	100%
Juan Picon	100%
George Verras	100%
Hans Lidforss	100%
The Annual Incentive Bonus components for 2022 consisted of a Performance Scorecard and two financial performance metrics: (1) Adjusted Operating Income and (2) Adjusted Free Cash Flow. For 2022, we maintained the weightings established in 2021 for each of the Annual Incentive Bonus components. The overall annual incentive bonus achievement for NEOs cannot exceed the achievement of the Company's bonus plan for its professional population, which is weighted 70% for Adjusted Operating Income and 30% for Adjusted Free Cash Flow.
Annual Incentive Bonus payouts are calculated as follows:

Annual Incentive Bonus Target ($)	x	Achievement of Adjusted Operating Income Goal Relative to Target (%) x 52.5% (weighting)	+	Achievement of Adjusted Free Cash Flow Relative to Target (%) x 22.5% (weighting)	+	Achievement of Performance Scorecard x 25% (weighting)	=	Annual Incentive Bonus Payout ($)

Adjusted Operating Income
Adjusted Operating Income under the Annual Incentive Bonus excludes any impact from divestitures and final results are inclusive of a proforma based on the annual plan of any divested business. In establishing the Adjusted Operating Income goal, the Compensation Committee considered recent earnings performance, management’s near-term operating and financial plans, and shareholder expectations. The target 2022 goal of Adjusted Operating Income of $870 Million was the midpoint of the Company's annual guidance communicated in January 2022, and represented an increase of 7.9% versus 2021 Adjusted Operating Income.

	Adjusted Operating Income Goal (in Millions)	Percentage of Target Payout (52.5% of Total Bonus)
Threshold	$665.0	25%
Hurdle	$730.0	50%
Hurdle	$795.0	75%
Target	$870.0	100%
Max	$1,007.0	120%

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Adjusted Free Cash Flow
Adjusted Free Cash Flow under the Annual Incentive Bonus excludes any impact from acquisition related retention costs deemed as compensation for U.S. GAAP purposes. In establishing the Adjusted Free Cash Flow goal, the Compensation Committee considered recent cash flows, management’s near-term operating and financial plans, and shareholder expectations. The target 2022 goal of Adjusted Free Cash Flow of $500 Million was the midpoint of the Company's annual guidance communicated in January 2022, and represented an increase of 22.0% versus 2021 Free Cash Flow.

	Adjusted Free Cash Flow (in Millions)	Percentage of Target Payout (22.5% of Total Bonus)
Threshold	$325.0	25%
Hurdle	$380.0	50%
Hurdle	$425.0	75%
Target	$500.0	100%
Max	$600.0	120%
(1) The Free Cash Flow metric was amended in 2022 to adjust for impact from acquisition related retention costs.
Performance Scorecard
The 2022 Performance Scorecard consists of six equally weighted goals, accounting for 25% of the total bonus funding. In developing the 2022 Performance Scorecard, the Compensation Committee considered how each individual goal connects to the Company's long-term strategy of growth, focus on ESG, and maximizes long-term shareholder value.
The 2022 Performance Scorecard results are as follows:

Individual Goal (each accounting for 4.17% of total bonus payout)	Threshold (50% Payout of Individual Goal)	Target (100% Payout of Individual Goal)	Max (150% Payout of Individual Goal)	Results	Achievement
2022 TSR Growth Above the Average Growth of PRSU Peer Group	25th Percentile	> 50th percentile	75th Percentile	6%	0%
Inorganic Growth	4%	5%	6%	4%	50%
Market Outgrowth	4%	5%	6%	8.2%	150%
New Business Opportunity Wins	$550M	$650M	$700M	$1,046M	150%
Senior Director and Above Retention	85%	90%	95%	85%	50%
Greenhouse Gas Intensity Reduction	4%	5%	6%	>10%	150%
2022 Compensation Committee Discretionary Adjustment
For 2022, the Compensation Committee did not make any discretionary adjustment to incentive plan payouts for the NEOs.

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Actual Performance Against Adjusted Operating Income, Adjusted Free Cash Flow, and the Performance Scorecard
For 2022, Adjusted Operating Income was $789 million, rounded to the nearest whole million, inclusive of proforma results accounting for the divestiture of our Qinex business in July 2022, and Adjusted Free Cash Flow was $334 million, rounded to the nearest whole million, which excludes from Free Cash Flow the impact of $23 million from acquisition related retention costs. The blended achievement of the Performance Scorecard was 92%. Although the Annual Incentive Bonus for the NEOs based on this performance equates to 67.5% funding, funding for the NEOs cannot exceed the achievement of the Company's bonus plan for its professional population, which was 60% based on Adjusted Operating Income and Adjusted Free Cash Flow results.
2022 Annual Incentive Bonus Results
Based on the Company’s Adjusted Operating Income, Adjusted Free Cash Flow and Performance Scorecard performance, the table below shows the actual bonus results for those NEOs eligible to receive the 2022 annual incentive bonus:

Named Executive Officer	Annual Incentive Bonus Target (%)	Annual Incentive Bonus Target	Achievement of Adjusted Operating Income Relative to Target	Achievement of Free Cash Flow Relative to Target	Achievement of Performance Scorecard Relative to Target	Annual Incentive Bonus Payout	2022 Annual Incentive Bonus Payout as a % of Target
Jeffrey J. Cote	125%	$1,239,284	73%	29%	92%	$743,570	60%
Paul S. Vasington	100%	$586,328	73%	29%	92%	$351,797	60%
Juan Picon	100%	$517,500	73%	29%	92%	$310,500	60%
George Verras	100%	$517,500	73%	29%	92%	$310,500	60%
Hans Lidforss	100%	$491,241	73%	29%	92%	$294,745	60%

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Equity Compensation
We grant long-term equity compensation to our executive officers and other key employees as part of our balanced compensation program and in order to accomplish the following main objectives:
•balance and align the interests of participants and shareholders;
•reward participants for demonstrated leadership and performance aimed toward the creation of shareholder value;
•increase equity holding levels of key employees;
•ensure competitive levels of compensation opportunity in line with our peer group; and
•assist in attracting, retaining, and motivating key employees, including the NEOs.
The 2022 NEO grants were awarded under the Sensata Technologies Holding plc 2021 Equity Incentive Plan (the "2021 Equity Incentive Plan"). Prior to May 28, 2021, we granted RSUs and PRSUs under the Sensata Technologies Holding plc 2010 Equity Incentive Plan (the "2010 Equity Incentive Plan").
2022 Long-Term Incentive Program
Our 2022 LTI program for the NEOs approved by the Compensation Committee in March 2022 consisted of approximately 55% PRSUs and 45% RSUs. The grant date values of 2022 LTI awards were as follows:

Named Executive Officer	2022 LTI Annual Grant Amount(1)
Jeffrey J. Cote	$5,060,000
Paul S. Vasington	$1,500,000
Juan Picon	$900,000
George Verras (2)	$750,000
Hans Lidforss	$900,000

(1)	The annual grant under the LTI program for each of the Company’s NEOs is determined by taking the annual grant amount and dividing it by the closing price of an Ordinary Share as reported on the New York Stock Exchange (the “NYSE”) on the grant date, which amount is then rounded up to the next whole unit.
(2)	Reflects Mr. Verras' grant awarded as a Senior Vice President, prior to his promotion to Executive Vice President.
Restricted Stock Units
RSUs were granted on April 1, 2022 with a fair market value of $50.56 (per unit) as of the grant date, and are subject to ratable vesting of one-third on the annual anniversary of the grant date for three years.
Performance-based Restricted Stock Units
PRSUs were granted on April 1, 2022 with a fair market value of $50.56 (per unit) as of the grant date. The PRSUs are subject to cliff vesting on the third anniversary of the grant date. The number of PRSUs that ultimately will vest depends on the Company’s Relative Adjusted EPS Growth performance for each of the fiscal years 2022 through 2024. Relative Adjusted EPS Growth performance means the Company’s Adjusted EPS year over year growth performance when ranked among the Adjusted EPS year over year growth performance of a peer group, as set forth below, during the applicable performance year. In addition, these awards include an ROIC modifier so that the number of PRSUs that convert into ordinary shares based on achievement of our performance goals may be adjusted upward or downward by up to 15%, depending on the Company’s ROIC for each of the years in the three-year performance period. In order for the ROIC modifier to be applied, however, the Company must at least achieve the respective threshold Relative Adjusted EPS Growth goal. The ROIC modifier is included to encourage our executive officers to maintain a balanced capital deployment strategy in addition to focusing on earnings growth.
The Compensation Committee strives to establish challenging but attainable targets with heavy stretch goals for maximum payout. Relative Adjusted EPS Growth performance and ROIC targets for each of the years in the three-year performance period are set at the beginning of the performance period, and take into account, among other items, management’s short- and long-term financial and operating plans and shareholder expectations. At the end of each year in the performance period, the award agreement provides that our actual results will be measured against that year’s EPS growth performance of the peer group. One-third of each PRSU award is "banked" and adjusted for performance, after each year, with banked portions subject to continued time vesting over the three-year period. At the end of the performance period, if the three-year CAGR Relative Adjusted EPS Growth Performance is greater than the 50th percentile of the peer group and Year 3 ROIC is 10% or greater, a calculation based on 100% of the PRSUs granted is used to determine the payout of PRSUs.

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The tables below illustrate how the ultimate payout of the 2022 PRSUs is calculated:

	Relative Adjusted EPS (annual periods)						3-Year CAGR
Relative Growth Performance of Adjusted EPS	Year 1 Relative Adjusted EPS Growth	Banked Units(1)	Year 2 Relative Adjusted EPS Growth	Banked Units(1)	Year 3 Relative Adjusted EPS Growth	Banked Units(1)	3-Year CAGR Relative Adjusted EPS Growth Performance	3-Year CAGR Modifier(1)
<25th %tile		0%		0%		0%	n/a	n/a
25th %tile	Threshold	50%	Threshold	50%	Threshold	50%	n/a	n/a
50th %tile	Target	100%	Target	100%	Target	100%	50th %tile	100%
75th %tile	Maximum	100%	Maximum	125%	Maximum	150%	75th %tile	150%
(1)     The banked units percentage for each year within the three-year performance period will be interpolated on a straight-line basis provided the Threshold is met.

ROIC Modifier
Year 1 ROIC Target	Modifier	Year 2 ROIC Target	Modifier	Year 3 ROIC Target	Modifier
<10%	0.85	<10%	0.85	<10%	0.85
10-15%	1.00	10-15%	1.00	10-15%	1.00
>15%	1.15	>15%	1.15	>15%	1.15

1/3 PRSUs Granted	+	1/3 PRSUs Granted	+	1/3 PRSUs Granted	=	Cumulative Number of Banked Units
x		x		x
Year 1 Adjusted EPS Banked %		Year 2 Adjusted EPS Banked %		Year 3 Adjusted EPS Banked %
x		x		x
Year 1 ROIC Modifier		Year 2 ROIC Modifier		Year 3 ROIC Modifier
On the vesting date, the number of PRSUs that will vest is the greater of:

Option 1		Option 2(1)
Cumulative Number of Banked Units	or	100% PRSUs Granted
x
3-Year CAGR Modifier
x
Year 3 ROIC Modifier
(1)    Option 2 can only be applied if 3-Year CAGR Relative Adjusted EPS Growth Performance is greater than the 50th percentile and Year 3 ROIC is 10% or greater.
We believe this approach to compare annual Relative Adjusted EPS Growth within the three-year performance period relative to our peer group strengthens our executives' incentives to achieve superior earnings results.

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Our peer group for purposes of the Relative Adjusted EPS Growth is a blend of our Automotive and Investor Relations peers. If a peer group company is dissolved or acquired, it is removed from the peer group for any uncompleted performance year and the three-year CAGR Relative Performance calculation. The 2022 peer group consists of the following companies:

American Axle & Manufacturing, Inc.	AMETEK, Inc.	Amphenol Corporation
Aptiv plc	Autoliv Inc.	BorgWarner, Inc.
Dana Incorporated	Fortive Corporation	Gentex Corporation
Gentherm Incorporated	Lear Corporation	Littelfuse, Inc.
Melexis SA	Rockwell Automation, Inc.	Roper Technologies, Inc.
TE Connectivity Ltd	Visteon Corporation
Note: Continental AG was removed from the peer group following the spin-off of its sensor division as Vitesco Technologies Group AG.
2022 PRSUs (2022 - 2024)
On April 1, 2023, 50% of the 2022 PRSUs banked for 2022 performance as set forth below:

	2022	2023	2024
Relative Adjusted EPS Growth Target	50th %ile	50th %ile	50th %ile
Relative Adjusted EPS Growth Achieved	29%	n/a	n/a
% of Relative Adjusted EPS Target Achieved	58%	n/a	n/a
Relative Adjusted EPS Banked %	58%	n/a	n/a
ROIC Target	10% - 15%	10% - 15%	10% - 15%
ROIC Achieved	9%	n/a	n/a
ROIC Modifier	0.85	n/a	n/a
% Banked	50%	n/a	n/a
2021 PRSUs (2021 - 2023)
On April 1, 2023, 57% of the 2021 PRSUs banked for 2022 performance as set forth below:

	2021	2022	2023
Relative Adjusted EPS Growth Target	50th %ile	50th %ile	50th %ile
Relative Adjusted EPS Growth Achieved	72%	33%	n/a
% of Relative Adjusted EPS Target Achieved	142%	66%	n/a
Relative Adjusted EPS Banked %	100%	66%	n/a
ROIC Target	10% - 15%	10% - 15%	10% - 15%
ROIC Achieved	10%	9%	n/a
ROIC Modifier	1.00	0.85	n/a
% Banked	100%	57%	n/a

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2020 PRSUs (2020 - 2022)
The Company granted PRSUs to the then-NEOs on April 1, 2020, which are subject to cliff vesting on the third anniversary of the grant date. The number of PRSUs that ultimately vest is subject to the same design and performance criteria of the PRSUs granted on April 1, 2021 and April 1, 2022 and as set forth above. Based on the achievement in 2022, 57% of the 2020 PRSUs banked for 2022 performance, on April 1, 2023, 82% of the 2020 PRSUs vested as set forth below. The 3-Year CAGR Modifier is not applicable to the 2020 PRSUs, because 3-Year CAGR Relative Adjusted EPS Growth Performance did not exceed the 50th percentile and Year 3 ROIC was less than 10%.

	2020	2021	2022
Relative Adjusted EPS Growth Target	50th %ile	50th %ile	50th %ile
Relative Adjusted EPS Growth Achieved	40%	72%	33%
% of Relative Adjusted EPS Target Achieved	80%	142%	66%
Relative Adjusted EPS Banked %	80%	122%	66%
ROIC Target	10% - 15%	10% - 15%	10% - 15%
ROIC Achieved	8%	10%	9%
ROIC Modifier	0.85	1.00	0.85
% Banked	68%	122%	57%

1/3 PRSUs Granted	+	1/3 PRSUs Granted	+	1/3 PRSUs Granted	=	2020 PRSUs Total Vest 82%
x		x		x
2020 Relative Adjusted EPS Growth Banked %		2021 Relative Adjusted EPS Growth Banked %		2022 Relative Adjusted EPS Growth Banked %
x		x		x
2020 ROIC Modifier		2021 ROIC Modifier		2022 ROIC Modifier

Retirement and Other Benefits
Certain NEOs are eligible to participate in the retirement and benefit programs as described below. The Compensation Committee reviews the overall cost to the Company of the various programs generally when changes are proposed. The Compensation Committee believes the benefits provided by these programs are important factors in attracting and retaining executive officers, including the NEOs.
All retirement plans provided for employees duplicate benefits provided previously to participants under plans sponsored by Texas Instruments and recognize prior service with Texas Instruments.
401(k) Savings Plan. The NEOs are eligible to participate in our 401(k) savings plan on the same basis as all other eligible employees. The plan provides for an employer-matching contribution up to 4% of the employee's annual eligible earnings. All of the NEOs were participants in this plan during 2022.
Health and Welfare Plans. We provide medical, dental, vision, life insurance, and disability benefits to all eligible non-contractual employees. The NEOs are eligible to participate in these benefits on the same basis as all other employees.
Perquisites. In addition to the components of compensation discussed above, we offer limited perquisites to the NEOs. See "Summary Compensation Table" below for a summary of the reportable perquisites for the NEOs.
Compensation Risk Controls
Stock Ownership Policy
In October 2021, the Compensation Committee adopted a revised Stock Ownership Policy, applicable to all Senior Vice Presidents and above, Section 16 officers, and non-employee directors (collectively, "Covered Individuals"), to ensure that the Covered Individuals maintain a meaningful ownership stake in the Company and that they are encouraged to take a long-term view on value creation. The Stock Ownership Policy requires each Covered Individual to satisfy a stock ownership requirement as set forth in the table below. Each Covered Individual must satisfy their applicable ownership requirement within five years of their date of hire, appointment, or election to a position covered by this Stock Ownership Policy or their promotion into a position with a higher ownership requirement. All of the NEOs currently meet the stock ownership requirement or are on track to meet the stock ownership requirement within their designated time frame.

2023 PROXY STATEMENT - PAGE 35

Position	Ownership Requirement
CEO	6x base salary
Section 16 Officer	3x base salary
Other SVP	2x base salary
Unless a Covered Individual has satisfied their applicable Ownership Requirement, the Covered Individual is required to retain an amount equal to 50% of the net shares received as the result of the exercise, vesting, or payment of any Sensata equity awards granted to the Covered Individual.

Shares Counted for Ownership Requirement	Shares Not Counted for Ownership Requirement
Directly and Indirectly Held shares of Sensata stock	Stock Options (whether vested or unvested)
Unvested RSUs	Unvested and unbanked PRSUs
Banked PRSUs
Anti-hedging/Anti-pledging Policy
The Company has a robust Insider Trading Policy that applies to all directors, officers, and employees, including their respective family members. These insiders may not engage in any of the following transactions with respect to the Company's ordinary shares: (i) short sales; (ii) buying or selling options (excluding options granted pursuant to the Company's long-term equity incentive plans), including puts or calls; (iii) holding the Company's securities in margin accounts and/or pledging such securities as collateral; (iv) hedging transactions (including with respect to any SEC Rule10b5-1 Trading Plan); and (v) any standing orders exceeding five business days (unless it is a standing order incorporated into any SEC Rule 10b5-1 Trading Plan).
Claw-back Policy
The Company currently has a recoupment ("claw-back") policy that gives the Compensation Committee the authority to claw-back officer bonuses or equity in the event of a restatement of our financial results due to misconduct. The Company's claw-back policy will be revised in 2023 pursuant to NYSE listing standards relative to clawback policy final rules adopted by the SEC on October 26, 2022.
Process and Procedure for Determining Executive Compensation
Role and Function of the Compensation Committee
The Compensation Committee is responsible for reviewing and approving each element of compensation for the NEOs. The Compensation Committee also reviews our overall compensation philosophy and objectives on an annual basis. The Compensation Committee is also involved with risk review of our compensation policies and practices, and has concluded that our compensation program does not incentivize executives or employees to take actions that would result in a material adverse impact on the Company.
The Compensation Committee has the sole authority to retain and to terminate a compensation consultant and to approve the consultant’s fees and all other terms of the engagement. The compensation consultant advises the Compensation Committee on all matters related to the compensation of the NEOs and assists the Compensation Committee in interpreting data provided by us, as well as additional data provided by the compensation consultant. The Compensation Committee has retained Frederic W. Cook & Co., Inc. ("FW Cook") as its compensation consultant since 2015. FW Cook prepares materials for, and participates in, all Compensation Committee meetings. The Compensation Committee has the ability to hold an executive session with the compensation consultant during each meeting at which the consultant is present. No members of management are present at the executive sessions unless requested by the Compensation Committee.
The Compensation Committee makes an independent determination on all matters related to compensation of the NEOs. In making its determinations, the Compensation Committee may seek the views of the CEO on whether the existing compensation policies and practices continue to support our business objectives, the appropriateness of performance goals, the Company’s performance, and the contributions of the other NEOs to that performance.
The Compensation Committee may also consult with the Chief Administrative Officer or other members of Human Resources on matters related to the design, administration, and operation of our compensation program. The Compensation Committee has delegated administrative responsibilities for implementing its decisions on compensation and benefit related matters to the Chief Administrative Officer, who reports directly to the Compensation Committee regarding the actions she has taken under this delegation.

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In the selection of FW Cook as its independent compensation consultant, the Compensation Committee considered the independence of FW Cook in light of SEC rules and NYSE listing standards. Specifically, the Compensation Committee considered the following factors: (i) other services provided to us by FW Cook; (ii) fees paid by us as a percentage of FW Cook’s total revenue; (iii) policies or procedures maintained by FW Cook that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual consultant(s) from FW Cook involved in the engagement and a member of the Compensation Committee; (v) any Company stock owned by FW Cook or the individual consultant(s) of FW Cook involved in the engagement; (vi) any business or personal relationships between our executive officers and FW Cook or the individual consultant(s) involved in the engagement; and (vii) other factors deemed relevant by the Company or the Compensation Committee to the independence of FW Cook. In October 2022, the Compensation Committee concluded that FW Cook is independent under these rules and standards.
FW Cook charges the Company on an hourly rate plus expense basis. During the year ended December 31, 2022, the Company paid FW Cook $149,055 for its services.
Role of Officers in Determining Compensation
The Chief Executive Officer and Chief Administrative Officer provide analysis and recommendations on compensation issues and attend Compensation Committee meetings as requested by members of the Compensation Committee. The Compensation Committee also meets in executive sessions without any executive officers present. All decisions related to the compensation of the NEOs are ultimately made by the Compensation Committee.
Compensation Benchmarking and Survey Data
As part of establishing the total compensation packages for our NEOs for 2022, the Compensation Committee reviewed compensation packages for executive officers holding comparable positions, based on similarity of job content, at comparable companies. Annually FW Cook reviews a list of comparable companies for compensation benchmarking based on our industry, size and financial profile, including revenue and market capitalization. The list of comparable companies recommended by FW Cook was approved by the Compensation Committee in October 2021. The updated peer group removed FLIR Systems and Analog Devices and added ITT and Vertiv Group, reflecting Sensata's strategic direction towards Electrification and IoT. The 2022 peer group consisted of the following companies:

AMETEK, Inc.	Amphenol Corporation	BorgWarner, Inc.
Curtiss-Wright Corporation	Dana Incorporated	Dover Corporation
Flowserve Corporation	Gentex Corporation	Hubbell Inc.
ITT, Inc.	Keysight Technologies, Inc.	Littelfuse, Inc.
Moog, Inc.	Regal Beloit Corporation	Rockwell Automation, Inc.
Roper Technologies, Inc.	Skyworks Solutions, Inc.	Teledyne Technologies, Inc.
Trimble, Inc.	Vertiv Group Corporation	Woodward, Inc.
The Compensation Committee utilizes the peer group to provide context for its compensation decision making. The compensation paid by peer group companies to their respective executive officers does not factor into the Compensation Committee’s determination of the peer group. After the peer group companies were selected, FW Cook prepared and presented a report to the Compensation Committee summarizing comparisons of our NEO compensation to that of comparable executives within the 2022 peer group. Each of the elements of compensation (base salary, short-term incentive target, and long-term stock-based compensation awards) is reviewed as part of this analysis and evaluation.
Employment Agreements, Change In Control Provisions, and One-Time Payments
We have employment agreements in place with each of our current NEOs, and because each NEO is a U.S. resident, the employment agreements are with our primary U.S. operating subsidiary, Sensata Technologies, Inc. ("STI"). The agreements are for a one-year term, automatically renewing for successive additional one-year terms. The agreements provide for an annual base salary and eligibility to earn an annual incentive bonus in an amount equal to a certain percentage of their annual base salary, as previously described. Whether by express agreement, or by Company policy and practice applying to all STI officers, if any NEO is terminated without "cause," or if the NEO terminates his or her employment for "good reason" during the employment term, the NEO will be entitled to a severance payment equal to one year of his or her annual base salary plus an amount equal to the average of the NEO’s annual incentive bonus payments for the two years preceding his or her termination.
Mr. Cote's employment agreement includes severance provisions of (i) a severance payment equal to two years of his then current base salary, (ii) an amount equal to the sum of the annual incentive bonus payments received in the two

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years preceding his termination, and (iii) continuation of his health and welfare benefits to run concurrent with his COBRA period.
Under the employment agreements, "cause" means one or more of the following: (i) the indictment for a felony or other crime involving moral turpitude or the commission of any other act or any omission to act involving fraud with respect to the Company or any of its subsidiaries or any of their customers or suppliers; (ii) any act or any omission to act involving dishonesty or disloyalty, which causes, or in the good faith judgment of the Company’s Board of Directors would be reasonably likely to cause, material harm (including reputational harm) to the Company or any of its subsidiaries or any of their customers or suppliers; (iii) any (A) repeated abuse of alcohol or (B) abuse of controlled substances, in either case, that adversely affects the NEO’s work performance (and, in the case of clause (A), continues to occur at any time more than 30 days after the NEO has been given written notice thereof) or brings the Company or its subsidiaries into public disgrace or disrepute; (iv) the failure by the NEO to substantially perform duties as reasonably directed by the Company’s Board of Directors or the NEO’s supervisor(s), which non-performance remains uncured for ten (10) days after written notice thereof is given to the NEO; (v) willful misconduct with respect to the Company or any of its subsidiaries, which misconducts causes, or in the good faith judgment of the Company’s Board of Directors would be reasonably likely to cause, material harm (including reputational harm) to the Company or any of its subsidiaries; or (vi) any breach by the NEO of certain provisions of the employment agreements or any other material breach of the employment agreements or equity plan award agreements.
Under the employment agreements, "good reason" means one or more of the following: (i) any reduction in base salary or bonus opportunity, without prior consent, in either case other than any reduction which (A) is generally applicable to senior leadership team executives of STI and (B) does not exceed 15% of the NEO’s base salary and bonus opportunity in the aggregate; (ii) any material breach by STI or any of its subsidiaries of any agreement with the NEO; (iii) a change in principal office, without prior consent, to a location that is more than 50 miles from the NEO’s principal office on the date thereof; or (iv) in the case of the agreements for Mr. Vasington, delivery by STI of a notice of non-renewal of the term of the employment agreement.
We believe that these agreements serve to maintain the focus of our NEOs and ensure that their attention, efforts, and commitment are aligned with maximizing our success. These agreements serve to minimize distractions involving executive management that might arise when the Board of Directors is considering possible strategic transactions involving a change in control and assure continuity of executive management and objective input to the Board when it is considering any strategic transaction.
For more information regarding change in control provisions, refer to the "Potential Payments upon Termination or a Change in Control" section of this Proxy Statement.
Risk Management and Assessment
In setting our compensation policies and practices, including the compensation of the NEOs, the Compensation Committee considers the risks to our shareholders and the achievement of our goals that may be inherent in such policies and practices. The Compensation Committee believes the compensation policies and practices that we have adopted are appropriately structured and are not reasonably likely to have a material adverse effect on the Company. In particular:
•A significant portion of our executives’ compensation is performance-based and subject to short- and long-term performance of the Company.
•We believe that incentive programs tied to the achievement of our strategic objectives, financial performance goals, and specific individual goals appropriately provide executives, including the NEOs, and other employees the incentive to focus on delivering shareholder value.
•We believe that equity compensation helps reduce compensation risk by balancing financial and strategic goals against other factors management may consider to ensure long-term shareholder value is being sought. Therefore, a significant portion of compensation is delivered in equity (RSUs and PRSUs) with multi-year vesting.
•We believe that stock ownership guidelines and vesting restrictions on equity awards serve as effective retention mechanisms and align the interests of employees, including the NEOs, with long-term shareholder value.

2023 PROXY STATEMENT - PAGE 38

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on its review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company's Annual Report on Form 10–K for the fiscal year ended December 31, 2022.
From the members of the Compensation Committee:
Lorraine A. Bolsinger (Chair)
Daniel L. Black
James E. Heppelmann
Constance E. Skidmore

2023 PROXY STATEMENT - PAGE 39

TABLES AND NARRATIVE DISCLOSURE
Summary Compensation Table
The following table sets forth information required under applicable SEC rules about the compensation for the years ended December 31, 2022, 2021, and 2020 of (i) our CEO, (ii) our CFO, and (iii) the three other persons serving as executive officers at the end of fiscal 2022 who were the most highly compensated executive officers of the Company in fiscal 2022. These five officers are referred to as the NEOs in this proxy statement.

Name and Principal Position	Fiscal Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(3)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(4)	Total ($)
Jeffrey J. Cote, Chief Executive Officer and President	2022	985,839		5,060,044		743,570	—	39,639	6,829,092
	2021	953,250		4,600,088	—	1,206,954	—	37,971	6,798,263
	2020	643,334		4,302,527		937,440	—	34,834	5,918,135

Paul S. Vasington, Executive Vice President and Chief Financial Officer	2022	583,023		1,500,064		351,797	—	36,664	2,471,548
	2021	563,750		1,500,036	—	594,825	—	35,964	2,694,575
	2020	505,829		1,750,165	—	462,000	—	35,221	2,753,215

Juan Picon, Former Executive Vice President, Performance Sensing & Aftermarket	2022	514,583		900,069		310,500	—	13,484	1,738,636
	2021	445,508		850,026	—	525,000	—	7,046	1,827,580

George Verras, Executive Vice President, Chief Technology Officer	2022	484,737		750,057		310,500	—	31,601	1,576,895

Hans Lidforss, Senior Vice President, Chief Strategy & Corporate Development Officer	2022	488,482		900,069		294,745	—	14,466	1,697,762
	2021	472,325		900,045	—	423,607		13,781	1,809,758

(1)	Base salary shown here may differ with the base salaries shown in the "Compensation Discussion and Analysis" due to base salary increases that went into effect during the year.
(2)
Represents the aggregate grant date fair value of RSUs and PRSUs granted in the years ended December 31, 2022, 2021, and 2020 calculated in accordance with Accounting Standards Codification ("ASC") Topic 718, Stock Compensation ("ASC 718"). See Note 4, "Share-Based Payment Plans," of our audited consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for further discussion of the relevant assumptions used in calculating the grant date fair value. With respect to PRSUs granted, the number of securities that vest will depend on the extent to which certain performance criteria are met and could range between 0% and 172.5% of the number of units granted. The maximum value of PRSUs are as follows: Mr. Cote - $4,800,718; Mr. Vasington - $1,423,191; Mr. Picon - $853,932; Mr. Verras - $711,595; and Mr. Lidforss - $853,932. The number of PRSUs and RSUs granted to each NEO during 2022 is detailed in the Grants of Plan Based Awards Table.

(3)	Represents the annual incentive bonus awarded to each NEO. See "Compensation Discussion and Analysis-Elements of Executive Compensation-Annual Incentive Bonus" for more information.
(4)	The table below presents an itemized account of "All Other Compensation" provided to the NEOs, regardless of the amount and any minimal thresholds provided under the SEC rules and regulations.

2023 PROXY STATEMENT - PAGE 40

Name	Fiscal Year	Financial Counseling ($)(1)	Insurance Premium Contributions ($)(2)	Matching Contributions to 401(k) Plan ($)	Relocation ($)	All Other Payments ($)(3)	Total ($)
Jeffrey Cote	2022	21,710	4,831	12,200	—	898	39,639
	2021	21,710	4,661	11,600	—	—	37,971
	2020	21,124	2,310	11,400	—	—	34,834

Paul Vasington	2022	21,710	2,754	12,200	—	—	36,664
	2021	21,710	2,654	11,600	—	—	35,964
	2020	21,300	2,521	11,400	—	—	35,221

Juan Picon	2022	—	1,284	12,200	—	—	13,484
	2021	—	1,093	11,541	—	—	12,634

George Verras	2022	18,200	1,201	12,200	—	—	31,601

Hans Lidforss	2022	—	2,266	12,200	—	—	14,466
	2021	—	2,181	11,600	—	—	13,781

(1)	Represents payments made by the Company in connection with financial and legal counseling provided to the NEOs.
(2)	Represents the employer Healthcare Savings Account contribution and Group Term Life.
(3)	Mr. Cote's amounts for 2022 relate to an anniversary award for 15 years of service.

2023 PROXY STATEMENT - PAGE 41

Grants of Plan Based Awards Table
The following table sets forth information on plan–based compensation awards granted to the NEOs during fiscal year 2022.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stocks or Units (#)(6)	All Other Option Awards: Number of Securities Underlying Options (#)(7)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(8)
		Threshold ($)(3)	Target ($)(4)	Maximum ($)(5)	Threshold (#)	Target (#)	Maximum (#)
Jeffrey J. Cote	n/a	69,710	1,239,284	1,425,176
	4/1/2022				7,800	55,044	94,951	45,036			5,060,044
Paul S. Vasington	n/a	32,981	586,328	674,277
	4/1/2022				2,312	16,318	28,149	13,351			1,500,064
Juan Picon	n/a	29,109	517,500	595,125
	4/1/2022				1,387	9,791	16,889	8,011			900,069
George Verras	n/a	29,109	517,500	595,125
	4/1/2022				1,156	8,159	14,074	6,676			750,057
Hans Lidforss	n/a	27,632	491,241	564,927
	4/1/2022				1,387	9,791	16,889	8,011			900,069

(1)
The threshold, target, and maximum awards were established under our annual incentive bonus program. See "Compensation Discussion and Analysis—Elements of Executive Compensation–Annual Incentive Bonus" for information regarding the criteria applied in determining the amounts payable under the awards. The actual amounts paid with respect to these awards are included in the "Non-Equity Incentive Plan Compensation" column in the Summary Compensation Table.

(2)
Represents the threshold, target, and maximum number of shares that may be earned by each individual pursuant to their 2022 PRSU awards. For more information on the determination of the final payout and performance achievement under these awards, refer to the section "Compensation Program Overview - Equity Compensation - 2022 LTI Program - PRSUs".

(3)
Threshold amounts were determined based on 5.625% of the 2022 bonus target for each NEO. This rate is based on a threshold achievement of 25% on the Free Cash Flow metric of the Annual Incentive bonus and 0% on all other metrics.

(4)	Target amounts were determined based on 2022 annual base salary for each NEO.
(5)	The maximum payment amount under our annual incentive bonus program for 2022 is 115% of target, based on the maximum multiplier for top performance applicable to each metric under the plan.
(6)	Represents the number of RSUs awarded to the NEOs pursuant to the 2021 Equity Incentive Plan.
(7)	Represents the number of stock options awarded to the NEOs pursuant to the 2021 Equity Incentive Plan.
(8)
Represents the total grant-date fair value per award calculated in accordance with ASC 718. Refer to Note 4, "Share-Based Payment Plans," to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year ended December 31, 2022 for the method of calculation and assumptions used.

2023 PROXY STATEMENT - PAGE 42

Outstanding Equity Awards at Year End Table
The table below sets forth certain information regarding unexercised options, stock awards that have not yet vested, and equity incentive plan awards held by our NEOs as of December 31, 2022.

		Option Awards(1)				Stock Awards(2)
						RSUs		PRSUs
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(4)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)(3)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Jeffrey J. Cote	4/5/2013	49,550	—	$32.03	4/5/2023	—	—	—	—
	1/21/2016	128,645	—	$36.25	1/21/2026	—	—	—	—
	4/1/2018	7,030	—	$51.83	4/1/2028	—	—	—	—
	4/1/2019	11,000	11,000	$46.93	4/1/2029	—	—	—	—
	4/1/2020	—	—	$—		23,257	937,257	85,275	3,436,583
	4/1/2021	—	—	$—		23,562	949,549	43,197	1,740,839
	4/1/2022	—	—	$—		45,036	1,814,951	55,044	2,218,273
Paul S. Vasington	4/1/2015	19,263	—	$56.94	4/1/2025	—	—	—	—
	4/1/2016	33,981	—	$38.96	4/1/2026	—	—	—	—
	4/1/2017	28,966	—	$43.67	4/1/2027	—	—	—	—
	4/1/2018	22,490	—	$51.83	4/1/2028	—	—	—	—
	4/1/2019	19,410	6,471	$46.93	4/1/2029	—	—	—	—
	4/1/2020	—	—	$—		9,460	381,238	34,688	1,397,926
	4/1/2021	—	—	$—		7,683	309,625	14,086	567,666
	4/1/2022	—	—	$—		13,351	538,045	16,318	657,615
Juan Picon	9/1/2020	—	—	$—		1,776	71,573	6,512	262,434
	4/1/2021	—	—	$—		4,354	175,466	7,982	321,675
	4/1/2022	—	—	$—		8,011	322,843	9,791	394,577
George Verras	4/1/2016	3,540	—	$38.96	4/1/2026	—	—	—	—
	4/1/2017	3,621	—	$43.67	4/1/2027	—	—	—	—
	4/1/2018	4,690	—	$51.83	4/1/2028	—	—	—	—
	4/1/2019	5,661	1,888	$46.93	4/1/2029	—	—	—	—
	4/1/2020	—	—			3,317	133,675	12,165	490,250
	4/1/2021	—	—			3,842	154,833	7,043	283,833
	4/1/2022	—	—			6,676	269,043	8,159	328,808
Hans Lidforss	7/16/2014	25,100	—	$48.00	7/16/2024	—	—	—	—
	4/1/2015	12,521	—	$56.94	4/1/2025	—	—	—	—
	4/1/2016	18,407	—	$38.96	4/1/2026	—	—	—	—
	4/1/2017	15,690	—	$43.67	4/1/2027	—	—	—	—
	4/1/2018	13,120	—	$51.83	4/1/2028	—	—	—	—
	4/1/2019	11,323	3,775	$46.93	4/1/2029			—	—
	4/1/2020	—	—	$—		5,115	206,135	18,755	755,827
	4/1/2021	—	—	$—		4,610	185,783	8,452	340,616
	4/1/2022	—	—	$—		8,011	322,843	9,791	394,577

(1)	Represents stock options issued to NEOs pursuant to the 2010 Incentive Equity Plan.
(2)	Represents RSUs and PRSUs issued to NEOs pursuant to the 2010 Incentive Equity Plan and 2021 Incentive Equity Plan.
(3)	The exercise price of stock options is equal to the closing price of an Ordinary Share on the date of grant, or, if the NYSE was not open for trading on the date of grant, on the immediately preceding business day.
(4)	The options, RSUs, and PRSUs granted to the NEOs are subject to time-based and/or performance-based vesting conditions.

2023 PROXY STATEMENT - PAGE 43

The vesting conditions for outstanding equity awards held by our NEOs as of December 31, 2022 are as follows:

Date of Grant	Type of Award	Vesting Schedule
April 5, 2013	Options	25% on April 5, 2014, 2015, 2016, and 2017
July 16, 2014	Options	25% on July 16, 2015, 2016, 2017, and 2018
April 1, 2015	Options	25% on April 1, 2016, 2017, 2018, and 2019
January 21, 2016	Performance Options	January 21, 2019 based upon satisfaction of strategic goals
April 1, 2016	Options	25% on April 1, 2017, 2018, 2019, and 2020
April 1, 2017	Options	25% on April 1, 2018, 2019, 2020, and 2021
April 1, 2018	Options	25% on April 1, 2019, 2020, 2021, and 2022
April 1, 2019	Options	25% on April 1, 2020, 2021, 2022, and 2023
April 1, 2020	PRSUs	April 1, 2023 based upon satisfaction of Relative Adjusted EPS
April 1, 2020	RSUs	1/3 on April 1, 2021, 2022, and 2023
September 1, 2020	PRSUs	September 1, 2023 based upon satisfaction of Relative Adjusted EPS Growth
September 1, 2020	RSUs	1/3 on September 1, 2021, 2022, and 2023
April 1, 2021	PRSUs	April 1, 2024 based upon satisfaction of Relative Adjusted EPS Growth
April 1, 2021	RSUs	1/3 on April 1, 2022, 2023, and 2024
April 1, 2022	PRSUs	April 1, 2025 based upon satisfaction of Relative Adjusted EPS Growth
April 1, 2022	RSUs	1/3 on April 1, 2023, 2024, and 2025

Option Exercises and Stock Vested Table
The following table provides information regarding option exercises and the vesting of stock awards with realizing value, including RSUs and PRSUs, during fiscal year 2022 for each NEO.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Jeffrey J. Cote	203,145	3,690,716	41,559	2,101,223
Paul S. Vasington	—		17,138	866,497
Juan Picon	—	—	3,953	181,304
George Verras	—	—	6,358	321,460
Hans Lidforss	—	—	9,658	488,308

(1)
The value realized on exercise for option awards is equal to the amount per share at which the NEO sold shares acquired on exercise (all of which occurred on the date of exercise) minus the exercise price of the option times the number of shares acquired on exercise of the options.

(2)	The value realized on vesting for stock awards is equal to the closing market price of our ordinary shares on the date of vesting times the number of shares acquired upon vesting.
Non-Qualified Deferred Compensation
None of our NEOs participate in non-qualified defined contribution plans or other deferred compensation plans maintained by the Company.

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Pension Benefits
The following table describes the estimated actuarial present value of accrued retirement benefits through the end of fiscal year 2022 for the NEOs. As described in the following table, only Mr. Verras is eligible to participate in the Sensata Technologies Employees' Pension Plan and Supplemental Pension Plan.

Name	Plan Name	Number of Years of Credited Service (1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
Jeffrey J. Cote(3)	—	—	—	—
Paul S. Vasington(3)	—	—	—	—
Juan Picon(3)	—	—	—	—
George Verras	Employees' Pension Plan	2.42	$82,559	—
Hans Lidforss(3)	—	—	—	—

(1)    The number of years of credited service under the plan was frozen as of January 31, 2012. Credited service began on the date the NEO became eligible to participate in the plan. Eligibility to participate began on the earlier of 18 months of employment or January 1 following the completion of one year of employment. Accordingly, Mr. Verras was employed by Texas Instruments, prior to the April 2006 spin-off of the Sensors and Controls business of Texas Instruments, or by us, since April 2006, for longer than the years of credited service shown above. In effect, the actual number of years of service of each NEO who participates in the plan is greater than his or her credited years of service.
(2)    The assumptions and valuation methods used to calculate the present value of the accumulated pension benefits shown are the same as those used by us for financial reporting purposes except that a NEO’s retirement is assumed (in accordance with SEC rules) for purposes of this table to occur at age 65 and no assumption for termination prior to that date is used and the benefit is assumed to be paid in a lump sum of the amount shown. The amount of the present value of the accumulated pension benefit as of December 31, 2022 is determined using a discount rate assumption of 5.10%.
(3)    Messrs. Cote, Vasington, Picon, and Lidforss are not eligible to participate in any of the above-mentioned plans.
Sensata Technologies Employees' Pension Plan
The Sensata Technologies Employees Pension Plan is a qualified defined benefit pension plan. See “Compensation Discussion and Analysis—Elements of Executive Compensation–Retirement and Other Benefits-Pension Plan” for a discussion of the origin and purpose of the plan. A plan participant is eligible for normal retirement under the terms of the plan if he or she is at least 65 years of age with one year of credited service. A participant is eligible for early retirement if he or she is at least 55 years of age with 20 years of credited service or 60 years of age with five years of credited service. Mr. Verras is eligible for early retirement under this plan. None of the other NEOs participating in the plan are currently eligible for normal retirement.
A participant may request payment of his or her accrued benefit at termination or any time thereafter. Participants may choose a lump sum payment or one of six forms of annuity. In order of largest to smallest periodic payment, the forms of annuity are: (i) single life annuity, (ii) 5-year certain and life annuity, (iii) 10-year certain and life annuity, (iv) qualified joint and 50% survivor annuity, (v) qualified joint and 75% survivor annuity, and (vi) qualified joint and 100% survivor annuity. If the participant does not request payment, he or she will begin to receive benefits in April of the year after he or she reaches the age of 70 1/2 in the form of annuity as required under the Internal Revenue Code.
A participant’s benefit calculation includes compensation from, but is not limited to, salary, bonus, and any overtime premiums, performance premiums, and elective deferrals, if applicable.
The pension formula for the plan is intended to provide a participant with an annual retirement benefit equal to 1.5 percent multiplied by the product of (i) years of credited service and (ii) the average of the five highest consecutive years of his or her base salary, plus bonus up to a limit imposed by the Internal Revenue Service, less a percentage (based on his or her year of birth, when he or she elects to retire, and his or her years of service with Texas Instruments and Sensata) of the amount of compensation on which the participant’s social security benefit is based.
If an individual takes early retirement and chooses to begin receiving his or her annual retirement benefit at that time, such benefit is reduced by an early retirement factor. As a result, the annual benefit is lower than the one he or she would have received at age 65.

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If the participant’s employment terminates due to disability, the participant may choose to receive his or her accrued benefit at any time prior to age 65. Alternatively, the participant may choose to defer receipt of the accrued benefit until reaching age 65 and then take a disability benefit. The disability benefit paid at age 65 is based on salary and bonus, the years of credited service the participant would have accrued to age 65 had the participant not become disabled, and the participant’s disabled status.
The benefit payable in the event of death is based on salary and bonus, years of credited service, and age at the time of death, and may be in the form of a lump sum or annuity at the election of the beneficiary. The earliest date of payment is the first day of the second calendar month following the month of death.
Leaves of absence are credited to years of service under both the qualified and non-qualified pension plans.
Sensata Technologies Supplemental Benefit Pension Plan
The Sensata Technologies Supplemental Benefit Pension Plan is a non-qualified benefit plan. A participant’s benefit under this plan is calculated using the same formula as described above for the Sensata Technologies Employees' Pension Plan. However, the Internal Revenue Service limit on the amount of compensation on which a qualified pension benefit may be calculated does not apply. Additionally, the Internal Revenue Service limit on the amount of qualified benefit the participant may receive does not apply to this plan. Once this non-qualified benefit amount has been determined using the formula described above, the individual’s qualified benefit is subtracted from it. The resulting difference is multiplied by an age-based factor to obtain the amount of the lump sum benefit payable to an individual under this non-qualified plan.
Benefits will be distributed subject to the requirements of Section 409A of the Internal Revenue Code. Unless otherwise elected prior to January 1, 2008, benefits will be paid in the form of a lump sum no later than the fifteenth day of the third calendar month following termination of employment.
If a participant’s employment is terminated due to disability, distribution is governed by Section 409A of the Internal Revenue Code as discussed above, and the disability benefit will be paid in the form of a lump sum no later than the fifteenth day of the third calendar month following disability.
In the event of death, payment is based on salary and bonus, years of credited service, and age at the time of death and will be in the form of a lump sum. The date of payment is no later than the fifteenth day of the third calendar month following the month of death.
Balances in this plan are unsecured obligations of the Company.
Pension Freeze
Effective January 31, 2012, the Company froze its pension plans. We will continue to make contributions to the plans to maintain the required funding levels.

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Potential Payments Upon Termination or Change in Control
Termination due to death or disability
Pursuant to the terms of the employment agreements, equity incentive plans, and equity award agreements, if any of our NEOs terminates their employment due to their death or disability, the NEO will be entitled to (i) their base salary through the date of termination, (ii) any bonus amounts to which they are entitled prior to the date of termination, provided the NEO remains employed by Sensata through February 1 of the fiscal year following the fiscal year to which the annual bonus relates, (iii) accelerated vesting of any unvested RSUs, and (iv) accelerated vesting of PRSUs based on banked amounts for those performance years completed and target performance for any uncompleted performance year.
Termination due to retirement
Pursuant to the terms of the employment agreements, equity incentive plans, and equity award agreements, if any of our NEOs terminates their employment due to their retirement, the NEO will be entitled to (i) their base salary through the date of termination, (ii) any bonus amounts to which they are entitled prior to the date of termination, provided the NEO remains employed by Sensata through February 1 of the fiscal year following the fiscal year to which the annual bonus relates, (iii) unvested RSUs will remain outstanding and continue to vest according to the vesting schedule without regard to the requirement that the NEO be employed by the Company, and (iv) PRSUs shall immediately vest based on the banked amounts for those performance years completed prior to the NEO’s date of retirement plus the pro-rata of the target vested amount for any uncompleted performance year based on numbers of days the NEO was employed during the respective performance year. To be eligible for retirement, an NEO must be at least 55 years of age and have a combined age and years of credited employment service with the Company of 65 years. For awards granted in 2019 and prior, an NEO is required to have a combined age and years of credited employment service with the Company of 75. Notwithstanding the foregoing, equity is eligible for retirement treatment only on or after the one-year anniversary of date of grant. As of December 31, 2022, only Messrs. Cote, Vasington, and Lidforss are eligible for retirement.
Termination without cause or resignation for good reason
Pursuant to the terms of the employment agreements and Company practice, if any of our NEOs other than Mr. Cote are terminated by us without "cause", or if such NEO terminates their employment with us for "good reason" (as those terms are defined in the respective employment agreement) during the employment term, the NEO will be entitled to (i) a severance payment equal to one year of their annual base salary rate, (ii) an amount equal to the average of the NEO’s annual bonus for the two years preceding their termination, and (iii) continuation of their health and welfare benefits for a period of one year following the termination date. If Mr. Cote is terminated by us without "cause", or Mr. Cote terminates his employment with us for "good reason" (as those terms are defined in Mr. Cote's employment agreement) during his employment term, Mr. Cote will be entitled to (i) a severance payment equal to two years of his base salary, (ii) an amount equal to the bonus payments Mr. Cote received in the two fiscal years preceding his termination, and (iii) payment to cover continuation of his health and welfare benefits.
Termination with cause, resignation without good reason
If any of our NEOs is terminated by the Company with "cause", or if such NEO terminates his or her employment with the Company without "good reason", the NEO will be entitled to (i) his or her base salary through the date of termination and (ii) any bonus amounts to which he or she is entitled prior to the date of termination, provided the NEO remains employed by Sensata through February 1 of the fiscal year following the fiscal year to which the annual bonus relates.
Change in Control
Pursuant to the terms of the equity incentive plans and award agreements, there is no automatic vesting upon a change in control of the Company. In the event of a change in control, unvested equity will convert to equity of the acquiring entity or continuing entity, as applicable, and vest in accordance with the original vesting schedule. However, unvested equity will automatically accelerate and vest in full following a change in control event if: (i) the NEO is terminated by the Company or the acquiring or continuing entity without cause within the 24-month period following the change in control; or (ii) the outstanding equity award is not assumed or replaced by the acquiring or continuing entity.
Change in control is defined in the equity plans and includes (i) any transaction in which any person becomes the beneficial owner of securities of the Company representing more than 50% of the total voting power in the Company, (ii) change in majority of the Board within a 12-month period, (iii) merger or consolidation where pre-transaction shareholders do not continue to hold at least 50% of the Company’s voting power, and (iv) a sale or disposition of all or substantially all of the assets of the Company and its subsidiaries on a consolidated basis.

2023 PROXY STATEMENT - PAGE 47

Potential Payments Upon Termination or Change in Control Table
The following table summarizes the termination benefits payable to our NEOs following termination of employment due to death or disability, retirement, voluntary resignations for good reason, termination without cause, and Change in Control. None of these termination benefits are payable to NEOs who terminate their employment with the Company due to voluntary resignation or whose employment is terminated for cause. For each NEO, the information in the table below assumes that termination of employment occurred on December 31, 2022.

Name	Type of Payment	Death or Disability ($) (3)	Retirement ($) (4)	Termination Without Cause or Resignation for Good Reason ($) (5)(6)	Termination Without Cause or Resignation for Good Reason After Change in Control ($) (5)(6)(7)
Jeffrey J. Cote	Base Salary(1)	—	—	1,982,854	1,982,854
	Bonus(1)	—	—	2,144,394	2,144,394
	Outstanding Equity(2)	10,982,899	6,891,647	5,453,598	11,097,451
	Health & Welfare Benefits	—	—	35,998	35,998
	Total	10,982,899	6,891,647	9,616,844	15,260,697
Paul S. Vasington	Base Salary(1)	—	—	586,328	586,328
	Bonus(1)	—	—	528,413	528,413
	Outstanding Equity(2)	3,764,676	2,590,935	2,113,372	3,852,116
	Health & Welfare Benefits	—	—	18,077	18,077
	Total	3,764,676	2,590,935	3,246,190	4,984,934
Juan Picon	Base Salary(1)	—	—	517,500	517,500
	Bonus(1)	—	—	379,890	379,890
	Outstanding Equity(2)	1,539,820	—	195,374	1,548,568
	Health & Welfare Benefits	—	—	18,077	18,077
	Total	1,539,820	—	1,110,841	2,464,035
George Verras	Base Salary(1)	—	—	517,500	517,500
	Bonus(1)	—	—	281,698	281,698
	Outstanding Equity(2)	1,623,678	—	791,049	1,660,441
	Health & Welfare Benefits	—	—	5,940	5,940
	Total	1,623,678	—	1,596,187	2,465,579
Hans Lidforss	Base Salary	—	—	491,241	491,241
	Bonus	—	—	337,604	337,604
	Outstanding Equity(2)	2,156,080	1,451,812	1,162,494	2,205,780
	Health & Welfare Benefits	—	—	18,224	18,224
	Total	2,156,080	1,451,812	2,009,563	3,052,849

(1)	Base salary and bonus amounts payable to the CEO would be paid in 24 monthly installments. Base salary and bonus amounts payable to all other NEOs would be paid in 12 monthly installments.
(2)	The amounts presented are the value that would be earned assuming current performance as of December 31, 2022 and based on the closing market price of the common stock on December 31, 2022 of $40.30.
(3)	In accordance with the respective award agreements, (i) unvested PRSUs shall vest on the termination date at the sum of banked amounts for those performance year(s) completed (if any) plus target for any uncompleted performance year(s), and (ii) unvested RSUs shall vest in full on termination date.
(4)	In accordance with respective award agreements, (i) unvested PRSUs shall vest on the termination date at the sum of banked amounts for those performance year(s) completed (if any) plus pro-rata of the Target for any uncompleted performance year(s), (ii) unvested RSUs will continue to vest according or original vesting schedule, and (iii) unvested options will continue to vest according to original vesting schedule.
(5)
As of April 1, 2019, in accordance with the respective award agreements, (i) unvested PRSUs that otherwise would have vested within six months of the NEO's termination date shall vest on the termination date at the sum of the banked amounts for those performance year(s) completed (if any) plus target for any uncompleted performance year(s), (ii) unvested RSUs that otherwise would have vested within six months of the NEO's termination date shall vest in full on the termination date, and (iii) unvested options that would have vested within six months of the NEO's termination date shall vest in full on the termination date.

(6)	For the purposes of this calculation, all PRSUs are assumed to vest at target.
(7)
A change in control, without a termination of employment, will not trigger any severance payments. Any payments or equity due under the terms of the Company's equity incentive plans upon a change in control and subsequent termination of employment without cause or resignation for good reason (as defined in the relevant employment agreement), are included in the "Termination Without Cause or Resignation for Good Reason After Change in Control" column of this table. Refer to "Change in Control" above for definitions of change in control. All executive agreements contain customary non-compete and non-solicit agreements which are triggered upon a termination due to a change in control."

2023 PROXY STATEMENT - PAGE 48

CEO Pay Ratio Discussion
In accordance with SEC rules, we are providing the ratio of the annual total compensation of our CEO to the annual total compensation of the Company’s median employee. The ratio is a reasonable estimate calculated in a manner consistent with SEC rules and the methodology described below.

Per SEC rules, the Company is permitted to use the same median employee as was used in fiscal 2021, and the Company determined that no change was needed to the median employee since there has been no change in the Company's employee compensation arrangements that we believe would significantly impact the pay ratio disclosure. Our methodology to confirm the median employee is consistent with last year where we identified the median employee by examining the 2021 total cash compensation for all employees, excluding our CEO, who were employed by the Company on November 30, 2021, utilizing payroll data. We updated this year using the median employee's 2022 payroll data. As of the end of 2022 and 2021, the Company had approximately 20,800 and 21,300 employees, respectively. Consistent with previous years, our manufacturing and direct labor employees represent approximately 68% of our global workforce and were primarily located in Mexico, China, and Bulgaria, in close proximity to our customers. The Company prefers to directly employ its manufacturing and direct labor employees rather than utilize subcontractors. We regularly review our pay practices in the markets in which we compete for labor and consistently apply a competitive pay philosophy in each market.
The median employee works in a full-time hourly role in our Botevgrad, Bulgaria manufacturing facility. For fiscal 2022, the median employee's annual compensation was $9,850, calculated using the same methodology used to calculate NEO compensation as set forth in the 2022 Summary Compensation Table on page 40. As illustrated in the table below, we reasonably estimate that our 2022 CEO to median employee total pay ratio was 693:1.

CEO Pay	$6,829,092
Median Employee Pay	9,850
CEO Pay to Median Employee Pay Ratio	693:1
The SEC rules for identifying the median employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Equity Compensation Plan Information
The following table describes certain information regarding our equity compensation plans as of December 31, 2022:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(2)	Weighted-average exercise price of outstanding options, warrants and rights (b)(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))(4)
Equity compensation plans approved by security holders(1)	3,283,857	$44.55	5,005,985
Equity compensation plans not approved by security holders	—	$—	—

(1)	Includes the 2021 Equity Incentive Plan, subject to adjustments as described in the 2021 Equity Incentive Plan.
(2)	Includes 1,756,831 RSUs and PRSUs that, if and when vested, will be settled in ordinary shares of Sensata.
(3)	Weighted average exercise price of outstanding options only.
(4)	We have no intention to issue shares from the Sensata Technologies Holding plc Second Amended and Restated 2006 Management Option Plan or the 2010 Equity Incentive Plan in the future.

2023 PROXY STATEMENT - PAGE 49

Pay Versus Performance
The Compensation Committee reviews and approves our compensation program which is designed to attract, retain, and incentivize our employees to deliver the technological solutions that make our world safer, cleaner, and more efficient. Our compensation program blends short-, and long-term performance measures which we believe align our strategy and goals to shareholder value. In 2022, incentive compensation represented 86% of total direct compensation for our Principal Executive Officer ("PEO") and, on average, 74% of target total direct compensation of our non-PEO NEOs. This high utilization of incentive compensation model results in higher total realized pay when performance targets are exceeded and lower realized pay when targets are not achieved.

The compensation actually paid ("CAP") for the PEO and the average non-PEO NEOs is calculated by taking the Summary Compensation Table values: a) less the grant value of equity granted during the year; b) less the change in pension value for the year; c) plus the year-end fair value of unvested equity awards granted during the year; d) plus, for awards granted in prior years that are outstanding and unvested at the end of the year, the difference between the year-end fair value and the immediately prior year-end fair value; e) plus, for awards granted in prior years that vested during the year, the difference between the fair value as of the vesting date and the immediately prior year-end fair value; f) plus, the pension service cost for that year. The tables below illustrate the CAP for the PEO and average non-PEO-NEO's.

									Value of Initial Fixed $100 Investment Based On
Year	Summary Compens-ation Table Total for PEO (1)	Compens-ation Actually Paid to PEO	Summary Compens-ation Table Total for PEO (2)		Compens-ation Actually Paid to PEO	Average Summary Compens-ation Table Total for Non-PEO NEOs (3)		Average Compens-ation Actually Paid to Non-PEO NEOs	Total Shareholder Return	Peer Group Total Shareholder Return (4)	Net Income (millions)	Company Selected Measure - Adjusted Earnings Per Share (5)
2022	$6,829,092	$836,388				$1,871,210	(7)	$504,774	$75.53	$126.86	$310.7	$3.40
2021	$6,798,263	$8,393,496				$2,087,346	(8)	$2,451,378	$114.52	$134.36	$363.6	$3.56
2020	$5,918,135	$9,066,928	$1,643,555	(6)	$(1,405,767)	$2,642,866	(9)	$2,825,257	$97.90	$110.96	$164.3	$2.21

(1) The PEO Summary Compensation Table to compensation actually paid reconciliation for Mr. Cote is summarized in the following table:

Year	Summary Compensation Table Total	Summary Compensation Table Equity	Summary Compensation Table Change in Pension Value	Change in year-end value of prior years' awards unvested on 12/31/2022 plus change in value of prior years' awards that vested in 2022	Pension Service Cost for each calendar year	PEO CAP
	a	b	c	d	e	a-b-c+d+e
2022	$6,829,092	$5,060,044	$—	$(932,660)	$—	$836,388
2021	$6,798,263	$4,600,088	$—	$6,195,321	$—	$8,393,496
2020	$5,918,135	$4,302,527	$—	$7,451,320	$—	$9,066,928

(2) The PEO Summary Compensation Table to compensation actually paid reconciliation for Ms. Sullivan is summarized in the following table:

Year	Summary Compensation Table Total	Summary Compensation Table Equity	Summary Compensation Table Change in Pension Value	Change in year-end value of prior years' awards unvested on 12/31/2022 plus change in value of prior years' awards that vested in 2022	Pension Service Cost for each calendar year	PEO CAP
	a	b	c	d	e	a-b-c+d+e
2020	$1,643,555	$150,017	$943,103	$(1,956,202)	$—	$(1,405,767)

(3) The average non-PEO NEO Summary Compensation Table to compensation actually paid reconciliation is summarized in the following table:

2023 PROXY STATEMENT - PAGE 50

Year	Summary Compensation Table Total	Summary Compensation Table Equity	Summary Compensation Table Change in Pension Value	Change in year-end value of prior years' awards unvested on 12/31/2022 plus change in value of prior years' awards that vested in 2022	Pension Service Cost for each calendar year	Non- PEO CAP
	a	b	c	d	e	a-b-c+d+e
2022	$1,871,210	$1,012,565	$—	$(353,871)	$—	$504,774
2021	$2,087,346	$1,062,548	$—	$1,426,580	$—	$2,451,378
2020	$2,642,866	$1,409,312	$81,951	$1,673,654	$—	$2,825,257

(4) The peer group used for calculating Peer Group Total Shareholder Return is the S&P 500 Industrial Index.
(5) For pay versus performance analysis, Adjusted EPS aligns with the Adjusted EPS values for our long-term incentive performance awards as discussed on pages 32 - 35 of this proxy statement.
(6) Effective March 1, 2020, Ms. Sullivan retired from her role as CEO.
(7) The average CAP for 2022 comprised compensation for Messrs. Vasington, Picon, Verras, and Lidforss.
(8) The average CAP for 2021 comprised compensation for Messrs. Vasington, Nargolwala, Picon, and Lidforss.
(9) The average CAP for 2020 comprised compensation for Messrs. Vasington, Beringhause, Nargolwala, Etienvre, and Chawla.
Most Important Measures
The most important measures determining pay during 2022 were the metrics from our short- and long-term incentive programs, which carried the most influence on pay for our executive officers. Those measures included:

Measure	Program	Influence on PEO Total Direct Compensation at Target	Influence on Non-PEO Total Direct Compensation at Target
Adjusted Earnings Per Share	Long-term Incentive Pay - PRSU	22.0%	18.9%
Return On Invested Capital	Long-term Incentive Pay - PRSU	22.0%	18.9%
Adjusted Operating Income(1)	Annual Incentive Bonus	8.9%	13.6%
Adjusted Free Cash Flow (2)	Annual Incentive Bonus	3.8%	5.8%
(1) Adjusted Operating Income for purposes of the Annual Incentive Bonus excludes any impact from divestitures and final results are inclusive of a proforma based on the annual plan of any divested business.

(2) Adjusted Free Cash Flow for purposes for the Annual Incentive Bonus excludes any impact from acquisition related retention costs deemed as compensation for USGAAP purposes.
Long-term Incentive Pay
Over the immediately preceding three-year period, the Company had PRSU designs that focused on Adjusted EPS performance and modified by ROIC performance. The metrics remained consistent between these years, albeit with new designs and targets set annually, and influenced 22% and 18.9% of Total Direct Compensation for our PEO and non-PEOs, respectively. Over the course of the three-year period from 2020 - 2022, the PRSUs vested at 94%, 33%, and 0%, respectively, based on the Company's Adjusted EPS and ROIC performance across a 3-year performance period, with Adjusted EPS targets set at 10% year-over-year improvement.
As is the nature in most long-term incentive programs, there is not always a clear direct correlation between a metric's performance in a given year and the effect it had on CAP. The performance of these metrics was significantly attributed to achievement of the stretch goals built into the design of our long-term incentive programs, especially for the awards that vested in 2021 and 2022. The PRSUs that vested during these years were designed pre-COVID-19 pandemic and included strong year-over-year growth assumptions. While we were able to rebound quickly as a company from the effects of the global pandemic by remaining flexible and vigilant, the pandemic had lingering effects on the performance of our long-term incentive programs and CAP for our executive officers. As a result of the long-term performance period of the PRSUs, there is an indirect relationship between our long-term incentive metrics and CAP.

2023 PROXY STATEMENT - PAGE 51

Pay vs. Performance: Adjusted EPS
$10,000
$7,500
$5,000
$2,500
$—
CAP ($ thousands)
$4.00
$3.20
$2.40
$1.60
$0.80
Adjusted Earnings Per Share (%)
$9,067
$2,825
$2.21
$(1,406)
$8,393
$3.56
$2,451
$3.40
$836
$505
2020
2021
2022
PEO-Sullivan CAP
PEO-Cote CAP
Non-PEO CAP
Adj. EPS

Depicted above: the indirect relationship between Adjusted EPS and compensation actually pad ("CAP").
Adjusted EPS data points are discrete outcomes. Trend line added to depict alignment with PEO and average non-PEO CAP.

Pay vs. Performance: Return-on-Invested-Capital
CAP ($ thousands)
$10,000
$7,500
$5,000
$2,500
$—
Return On Invested Capital (%)
11.2%
9.6%
8.0%
6.4%
4.8%
$9,067
$8,393
10.4%
9.2%
8.0%
$2,825
$2,451
$836
$505
$(1,406)
2020
2021
2022
PEO-Sullivan CAP
PEO-Cote CAP
Non-PEO CAP
ROIC

Depicted above: the indirect relationship between Return-On-Invested-Capital ("ROIC") and compensation actually pad ("CAP").
ROIC data points are discrete outcomes. Trend line added to depict alignment with PEO and average non-PEO CAP.

2023 PROXY STATEMENT - PAGE 52

Short-term Incentive Pay
Over the immediately preceding three-year period, the Company had Annual Incentive Bonus designs that focused on Adjusted Operating Income and Adjusted Free Cash Flow metrics. The metrics remained consistent during this three-year period, albeit with new designs and targets set annually, and influenced 8.9% and 3.8% of Target Total Direct Compensation for our PEO, and 13.6% and 5.8% of Target Total Direct Compensation for our non-PEOs, respectively. Over the course of the three-year period from 2020 - 2022, the annual bonus funded at 84%, 105%, and 60%, respectively, based on the performance of the Company's Adjusted Operating Income and Adjusted Free Cash Flow. The Annual Incentive Bonus targets are set at the midpoint of guidance communicated to our shareholders to align our internal and external stakeholders.
We saw significant annual growth in our Adjusted Operating Income as a result of record revenues and consistent profitability growth and believe these did contribute to higher total CAP. However, Adjusted Free Cash Flow has the strongest correlation to CAP and our year-over-year Adjusted Free Cash Flow performance is a reflection of our recent focus on inorganic growth through acquisitions.

Pay vs. Performance: Adjusted Operating Income
CAP ($ thousands)
$10,000
$7,500
$5,000
$2,500
$—
Adjusted Operating Income ($ millions)
$840
$780
$720
$660
$600
$540
$9,067
$2,825
$(1,406)
$562
$8,393
$806
$2,451
$789
$836
$505
2020
2021
2022
PEO-Sullivan CAP
PEO-Cote CAP
Non-PEO CAP
Adj. Operating Income

Depicted above: the indirect relationship between Adjusted Operating Income and compensation actually pad ("CAP").
Adjusted Operating Income data points are discrete outcomes. Trend line added to depict alignment with PEO and average non-PEO CAP.

2023 PROXY STATEMENT - PAGE 53

Pay vs. Performance: Adjusted Free Cash Flow
CAP ($ thousands)
$10,000
$7,500
$5,000
$2,500
$—
Adjusted Free Cash Flow ($ millions)
$500
$450
$400
$350
$300
$250
$200
$9,067
$453
$2,825
$(1,406)
$8,393
$410
$2,451
$334
$836
$505
2020
2021
2022
PEO-Sullivan CAP
PEO-Cote CAP
Non-PEO CAP
Adj. Free Cash Flow

Depicted above: the indirect relationship between Adjusted Free Cash Flow and compensation actually pad ("CAP").
Adjusted Free Cash Flow data points are discrete outcomes. Trend line added to depict alignment with PEO and average non-PEO CAP.

Conclusions
The Compensation Committee believes in a pay for performance philosophy and has designed programs to reward employees for strong performance results. Sensata has experienced strong cumulative growth in Adjusted EPS, ROIC, and Adjusted Operating Income over the immediately preceding three-year period, during which the short-term performance metrics align more closely to CAP than the long-term performance metrics.

2023 PROXY STATEMENT - PAGE 54

PROPOSAL 3: RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
☑
The Board of Directors unanimously recommends that shareholders vote "FOR" the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023.

On February 23, 2023, following a competitive bid process to review the appointment of the Company's independent registered public accounting firm for fiscal 2023, the Audit Committee appointed Deloitte & Touche LLP ("Deloitte") as our independent registered public accounting firm for the year ending December 31, 2023. Effective February 23, 2023, Ernst & Young LLP ("E&Y"), who acted as our independent registered public accounting firm for the year ending December 31, 2022, was dismissed by the Audit Committee.
The audit reports of E&Y on the Company’s consolidated financial statements for each of the two most recently completed fiscal years ending December 31, 2021 and December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ending December 31, 2021 and December 31, 2022, as well as during the subsequent interim period through February 23, 2023, there were (1) no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.
We provided E&Y with a copy of the disclosure contained in this section and requested that E&Y furnish us with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects to which it does not agree. A copy of E&Y’s letter dated February 27, 2023 was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the Securities & Exchange Commission on February 27, 2023.

During our two most recent fiscal years, fiscal years ending December 31, 2021 and December 31, 2022, and the subsequent interim period through February 23, 2023, neither the Company nor anyone acting on its behalf has consulted with Deloitte regarding (1) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or the effectiveness of internal control over financial reporting, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (2) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (3) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.
Although the ratification of the appointment of Deloitte is not required to be submitted to a vote of the shareholders, the Board is submitting the appointment of Deloitte to our shareholders for ratification because we value our shareholders’ views on the Company’s independent registered public accounting firm. If our shareholders do not ratify the selection, it will be deemed notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of the Company and our shareholders.
Representatives of E&Y will attend the Annual Meeting to answer appropriate questions for the year ended December 31, 2022. They also will have the opportunity to address the Annual Meeting if they desire to do so.
Representatives of Deloitte will attend the Annual Meeting to answer appropriate questions. They also will have the opportunity to address the Annual Meeting if they desire to do so.
The affirmative vote of the holders of a majority of the ordinary shares present in person or represented by proxy and entitled to vote at the Annual Meeting would ratify the selection of Deloitte.

2023 PROXY STATEMENT - PAGE 55

Audit and Non-Audit Fees
The aggregate fees billed for professional services rendered for us by Ernst & Young LLP and its affiliates, our independent registered public accounting firm for fiscal years 2022 and 2021, were as follows:

	2022	2021
	($ in thousands)
Audit Fees	$5,563	$4,647
Audit Related Fees	—	4
Tax Fees	142	691
All Other Fees	10	10
Total Fees	$5,715	$5,352
"Audit Fees" include fees for professional services and expenses related to the respective fiscal year, irrespective of the period in which these services are rendered or billed, related to the audit and review of our financial statements. For fiscal years 2022 and 2021, audit fees included fees for professional services and expenses relating to the reviews of our quarterly financial statements filed on Form 10-Q for the quarters ended March 31, 2021 through September 30, 2022 and the audits of our annual financial statements filed on Form 10-K for each of the fiscal years 2022 and 2021. Audit Fees also include fees relating to the performance of statutory audits at certain of our non-U.S. subsidiaries.
"Audit related fees" represent fees incurred in 2021 for audit work performed in connection with a system upgrade that was not placed in service until 2022.
"Tax Fees" include fees for professional services rendered and expenses incurred during the respective fiscal year, irrespective of the period in which these services are rendered or billed, related to tax planning, tax consulting, and tax compliance. Fees associated with tax compliance services were approximately $81 thousand and $255 thousand for fiscal years 2022 and 2021, respectively.
"All Other Fees" represent fees billed to us for a subscription to an Ernst & Young LLP accounting research tool.
No other professional services were rendered or fees were billed by Ernst & Young LLP for fiscal years 2022 and 2021.
Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm. The policy generally requires pre-approval of specified services in the defined categories of audit services, audit-related services, and tax services. Pre-approval also may be given as part of the Audit Committee’s approval of the scope of the engagement of our independent auditor or on an individual explicit case-by-case basis before our independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. All audit-related and tax and other services for fiscal years 2022 and 2021 were pre-approved by the Audit Committee.
The Audit Committee considered the compatibility of non-audit services performed by Ernst & Young LLP, our independent registered public accounting firm for fiscal year 2022, with the maintenance of that firm's independence and determined that in each case, and at all times, Ernst & Young LLP remained independent.
Audit Committee Report
In executing its responsibilities, the Audit Committee has reviewed and discussed our audited financial statements with our management. The Audit Committee also has discussed with Ernst & Young LLP, our independent registered public accounting firm for fiscal year 2022, the overall scope and plans for their audits of the Company. Furthermore, the Audit Committee has discussed with Ernst & Young LLP the matters required to be discussed by PCAOB Auditing Standard No. AS 1301, "Communications with Audit Committees." In addition, the Audit Committee has received written disclosures and a letter from Ernst & Young LLP delineating all relationships between them and us, consistent with the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with them matters pertaining to their independence. The Audit Committee also considered whether the additional services unrelated to audit services performed by Ernst & Young LLP during fiscal year 2022 were compatible with maintaining their independence in performing their audit services. In addition, the Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of their examinations, their evaluation of our internal controls, and the overall quality of our financial reporting.

2023 PROXY STATEMENT - PAGE 56

Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the fiscal year 2022 audited financial statements be included in the Sensata Annual Report on Form 10-K for filing with the SEC.
The Audit Committee and Board of Directors have recommended the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2023.
From the members of the Audit Committee:
Constance E. Skidmore (Chair)
John P. Absmeier
Daniel L. Black
Lorraine A. Bolsinger

2023 PROXY STATEMENT - PAGE 57

PROPOSAL 4: ADVISORY RESOLUTION ON DIRECTOR COMPENSATION REPORT
☑	The Board of Directors unanimously recommends that shareholders vote "FOR" the approval of the Directors' Compensation Report (items 1 and 3 below).
The Company is subject to disclosure requirements under applicable laws in both the U.S. and U.K. While some of the disclosure requirements in these jurisdictions overlap or are otherwise similar, some differ and require distinct disclosures. As a result, you will find our U.K. Directors' Compensation Report (the "Report") required under applicable U.K. law in two parts of this proxy statement: (i) the information included in our Compensation Discussion and Analysis, which begins on page 22, and the Tables and Narrative Disclosures, which begin on page 40 (collectively referred to at times in Appendix A as "CD&A"), together with, where expressly referred to, the Board of Directors Information section of this proxy statement, which includes disclosures required by the SEC as well as U.K. law; and (ii) the information in Appendix A, which includes additional disclosures required under the U.K. Large and Medium-sized Companies & Groups (Accounts & Reports) Regulations 2008 that apply to the Company. The two parts should be read in conjunction. Pursuant to U.K. law, the Report also forms part of the statutory Annual Reports and Accounts of Sensata Technologies Holding plc for the year ended December 31, 2022. The Report was approved by the Compensation Committee and the Board on April 7, 2022.
In accordance with the requirements of the U.K. Companies Act, the U.K. Annual Report and Accounts contain:
1.    a statement by the Chair of the Compensation Committee of the Board of Directors (the Chairperson’s Statement);
2.    a directors’ compensation policy (the Directors’ Compensation Policy); and
3.    the annual report on directors’ compensation (the Annual Report on Directors’ Compensation), setting out directors’ compensation for the year ended December 31, 2022.
The Chairperson’s Statement and the Annual Report on Directors’ Compensation is reproduced in Appendix A to this proxy statement. An annual non-binding advisory shareholder vote is required on the Directors’ Compensation Report. While the results of this vote are non-binding and advisory in nature (which means the Directors’ entitlements to compensation are not conditional upon the resolution being passed), the Board intends to carefully consider the results of this vote. The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve this proposal.
The Directors’ Compensation Policy (referred to in Item 2 above), is subject to a separate binding shareholder vote once every three years, was last approved by shareholders in 2022, and will next be put to shareholders for approval at the 2025 annual general meeting of shareholders.

2023 PROXY STATEMENT - PAGE 58

PROPOSAL 5: APPOINTMENT OF U.K. STATUTORY AUDITOR
☑
The Board of Directors unanimously recommends that shareholders vote "FOR" the appointment of Deloitte & Touche LLP as U.K. Statutory Auditors of the Company, to hold office from the conclusion of the next annual general meeting of shareholders.

At each meeting at which the accounts are laid before shareholders, the Company is required to appoint U.K. statutory auditors to serve until the next such meeting. Proposal 5 seeks your approval of the appointment of Deloitte & Touche LLP, to serve as our U.K. statutory auditor, to hold office until the conclusion of the next annual general meeting of shareholders. In the event this proposal does not receive the affirmative vote of the holders of a majority of the shares entitled to vote and who are present in person or represented by a proxy at the Meeting, the Board of Directors may appoint an auditor to fill the vacancy. If the appointment of Deloitte & Touche LLP is approved, the Audit Committee, at its discretion, may nonetheless direct the appointment of a different U.K. statutory auditor at any time it decides that such a change would be in the best interest of the Company and its shareholders.

2023 PROXY STATEMENT - PAGE 59

PROPOSAL 6: AUTHORIZATION OF THE AUDIT COMMITTEE TO DETERMINE U.K. STATUTORY AUDITOR'S REMUNERATION
☑
The Board of Directors unanimously recommends that shareholders vote "FOR" the authorization of the Audit Committee to determine our U.K. statutory auditor's remuneration for and on behalf of the Board.

Under the U.K. Companies Act, the remuneration of our U.K. statutory auditor must be fixed by the Company's shareholders by ordinary resolution or in such manner as the Company's shareholders may by ordinary resolution determine. We are asking our shareholders to authorize the Audit Committee to determine Deloitte & Touche LLP's remuneration as our U.K. statutory auditor for the year ending December 31, 2023, for and on behalf of the Board.
The affirmative vote of the holders of a majority of the ordinary shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be required to approve this proposal.

2023 PROXY STATEMENT - PAGE 60

PROPOSAL 7: RESOLUTION TO RECEIVE THE 2022 ANNUAL REPORT AND ACCOUNTS
☑	The Board of Directors unanimously recommends that shareholders vote "FOR" the receipt of the Company's 2022 Annual Report and Accounts.
Under the U.K. Companies Act, we are required to present to our shareholders our Annual Report, including the 2022 Annual Accounts and related directors' and auditor's reports for fiscal year 2022.
We also will provide shareholders with an opportunity to ask any relevant and appropriate questions of the representatives of Ernst & Young LLP in attendance at the Annual Meeting.
Our 2022 Annual Accounts are audited and prepared in accordance with IFRS. The 2022 Annual Accounts contain certain disclosures not required under generally accepted accounting principles in the United States. A copy of our 2022 Annual Accounts can be accessed through our website, http://annualmeeting.sensata.com, and may also be obtained free of charge by request to Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703 or investors@sensata.com.

2023 PROXY STATEMENT - PAGE 61

PROPOSAL 8: RESOLUTION TO APPROVE FORM OF SHARE REPURCHASE CONTRACTS AND REPURCHASE COUNTERPARTIES
☑	The Board of Directors unanimously recommends that shareholders vote "FOR" approval of the form of two share repurchase contracts and potential repurchase counterparties.
Under the U.K. Companies Act, we may only repurchase ordinary shares in accordance with specific procedures for "off market purchases" of such shares because, and solely for the purposes of the U.K. Companies Act, any repurchase of our shares through the NYSE constitutes an "off market" transaction. As such, these repurchases only may be made pursuant to a form of share repurchase contract that has been approved by our shareholders. In addition, we must only conduct share repurchases under these contracts through counterparties approved by our shareholders. These approvals, if granted, will be valid for five years.
Approval of the forms of contracts and counterparties is not an approval of the share repurchase program or the amount or timing of any repurchase activity. The Company will repurchase shares at its discretion in accordance with a repurchase program to be approved by the Board. There can be no assurance as to whether the Company will repurchase any of its shares or as to the amount of any such repurchases or the prices at which such repurchases may be made, save as set out below.
Material Contract Terms
We are seeking approval of three share repurchase contract forms. The agreements are similar to the forms of agreement approved by our shareholders at our 2022 annual general meeting of shareholders.
The form of agreement attached as Appendix C to this proxy statement provides that the counterparty will purchase shares on the NYSE at such prices and in such quantities as Sensata may instruct from time to time, subject to the limitations set forth in Rule 10b-18 of the Exchange Act. The agreement provides that the counterparty will purchase the common shares as principal and sell any share purchased to Sensata in record form.
The form of agreement attached as Appendix D to this proxy statement includes repurchase plans that we may execute from time to time to purchase a specified dollar amount of ordinary shares on the NYSE each day if our ordinary shares are trading below a specified price. The amount to be purchased each day, the limit price and the total amount that may be purchased under the agreement will be determined at the time the agreement is executed. The agreement provides that the counterparty will purchase the ordinary shares as principal and sell any ordinary shares purchased to Sensata in certificated form.
The form of agreement attached as Appendix E to this proxy statement is a form of issuer stock repurchase agreement that is a written plan (the "10b5-1 Trading Plan") intended to satisfy the requirements of Rule 10b5-1(c) of the Exchange Act. During the term of the 10b5-1 Trading Plan, the counterparty will purchase shares on the NYSE at such prices and in such quantities as Sensata has instructed in a schedule attached to the agreement. The agreement provides that the counterparty will purchase the common shares and sell them to Sensata on a riskless principal basis in accordance with the terms of the 10b5-1 Trading Plan.

2023 PROXY STATEMENT - PAGE 62

Counterparties for Approval
We only may enter into share repurchase contracts with counterparties approved by our shareholders. As a result, we are seeking approval to conduct repurchases through any of the following counterparties (or their subsidiaries or affiliates from time to time):

Bank of America Corporation	BMO Financial Group	BNP Paribas Securities Corp.
Bank of Tokyo-Mitsubishi UFJ, Ltd.	Barclays Bank PLC	CIBC World Markets Corp.
Citibank Global Markets Inc.	Credit Suisse Securities (USA) LLC	Deutsche Bank Securities Inc.
Fifth Third Securities, Inc.	Goldman, Sachs & Co.	HSBC Securities (USA) Inc.
J.P. Morgan Securities LLC	Loop Capital Markets LLC	Mizuho Securities USA Inc.
Morgan Stanley & Co., LLC	Northern Trust Securities	RBC Capital Markets, LLC
SMBC Nikko Securities America, Inc.	TD Securities (USA) LLC	The Williams Capital Group, L.P.
Wells Fargo Securities, LLC
Copies of the share repurchase contracts and the list of repurchase counterparties will be made available for shareholders to inspect at the Company’s registered office at Interface House, Interface Business Park, Bincknoll Lane, Royal Wootton Bassett, Swindon, Wiltshire, United Kingdom SN4 8SY, for the period from the date of this proxy statement and ending on the date of the Annual Meeting. Copies of the share repurchase contracts and list of repurchase counterparties also will be available for inspection at the Company's registered office in the foregoing sentence from May 1, 2023 through the Annual Meeting and then at the Annual Meeting.
Expiration of Authority
Under the U.K. Companies Act, we must seek authorization for share repurchase contracts and counterparties at least every five years. The Company intends to seek authorization for this proposal on an annual basis. If this proposal is approved, we may repurchase shares pursuant to the form of contracts attached at Appendix C, Appendix D, and Appendix E with the approved counterparties set forth above until the fifth anniversary of the Annual Meeting.
The affirmative vote of at least 75 percent of the votes cast at the Annual Meeting is required to approve this Proposal No. 8.

2023 PROXY STATEMENT - PAGE 63

PROPOSAL 9: ORDINARY RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE EQUITY SECURITIES
☑	The Board of Directors unanimously recommends that shareholders vote "FOR" the authorization of the Board to issue equity securities.
The ordinary resolution described in this Proposal 9 is required under the U.K. Companies Act for the Company to issue equity securities and is customary for public limited companies incorporated under the laws of England and Wales. This authorization is required as a matter of U.K. law and is not otherwise required for companies listed on the NYSE or organized within the United States.
Under the U.K. Companies Act, directors are, with certain exceptions (such as in connection with employees’ share schemes), unable to allot, or issue, shares without being authorized either by the shareholders in a general meeting or by a company’s articles of association. Unlike most companies listed on the NYSE with perpetual authority under their charter or articles of incorporation, our directors' current authority to issue equity securities will expire at the end of the Annual Meeting.
The Company proposes that the shareholders authorize the directors at the Annual Meeting to generally and unconditionally, subject to the provisions of our Articles and the U.K. Companies Act, authorize the directors of the Company, in accordance with section 551 of the U.K. Companies Act, to exercise all the powers of the Company to allot shares in the Company and to grant rights to subscribe for or to convert any security into shares in the Company:
(a)    up to an aggregate nominal amount of €509,138; and
(b)    up to a further aggregate nominal amount of €509,138, provided that (i) they are equity securities (within the meaning of section 560 of the Act) and (ii) they are offered by way of a rights issue.
The amount set forth in paragraph (a) above will authorize the directors to allot new equity securities in the Company up to a nominal amount of €509,138 (which represents an amount that is approximately equal to one third of the aggregate nominal value of the issued share capital of the Company as of April 7, 2023, the latest practicable date prior to the publication of this proxy statement). The amount set forth in paragraph (b) above will further authorize the directors to allot equity securities in the context of a rights issue in favor of holders of Ordinary Shares in proportion (as nearly as may be practicable) to their existing holdings and of equity securities as required by the rights of those securities or as the directors may otherwise consider necessary, up to a further aggregate nominal amount of €509,138 (which represents an amount that is approximately equal to one third of the aggregate nominal value of the issued share capital of the Company as of April 7, 2023), and so that the directors may impose any limits or restrictions and make any arrangements that they consider necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under the laws of, any territory or the requirements of any regulatory body or stock exchange or any other matter. Together, the aggregate nominal amount of any relevant securities issued under the authority conferred by paragraphs (a) and (b) represent an amount that is equal to approximately two thirds of the aggregate nominal value of our issued share capital as of April 7, 2023.
Unless previously renewed, revoked or varied, the authority conferred by this Proposal 9 shall apply in substitution for all existing authorities under section 551 of the U.K. Companies Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2024), save that the Company may, before such expiry make offers or enter into agreements that would or might require shares to be allotted or rights to subscribe for, or to convert any security into, shares to be granted after such expiry and the directors may allot shares or grant such rights in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.
Approval of this proposal does not affect any shareholder approval requirements of the NYSE for share issuances, such as in connection with certain acquisitions or in connection with raising additional capital. The Company will continue to be subject to NYSE shareholder approval requirements.
The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2023 Annual General Meeting” beginning on page 76 of this proxy statement. There is no present intention to exercise this authority.
If this proposal is approved, our Board may allot equity securities up to the aggregate nominal value of equity securities set forth above until the next annual general meeting or August 31, 2024.

2023 PROXY STATEMENT - PAGE 64

In order to continue allotting shares after the Annual Meeting if this proposal does not receive shareholder approval, including to raise capital or to engage in merger and acquisition activity where the Company would like to issue shares, we would be required to seek shareholder approval of the authority to allot equity securities at a future general meeting or annual general meeting.

2023 PROXY STATEMENT - PAGE 65

PROPOSAL 10: RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE EQUITY SECURITIES WITHOUT PRE-EMPTIVE RIGHTS
☑	The Board of Directors unanimously recommends that shareholders vote "FOR" approval of the authorization of the Board to issue equity shares without the application of pre-emptive rights.
The special resolution proposed in this Proposal 10 is required under the U.K. Companies Act and is customary for public limited companies incorporated under the laws of England and Wales. This authorization is required as a matter of U.K. law and is not otherwise required for companies listed on the NYSE or organized within the U.S.
In addition to the authorization to allot securities as set forth in Proposal 9, under the U.K. Companies Act, the issuance of equity securities that are to be paid for wholly in cash (except shares held under an employees’ share scheme) must be offered first to the existing equity shareholders in proportion to their holdings, unless a special resolution (i.e., at least 75% of votes cast) has been passed in a general meeting of shareholders disapplying such pre-emption. Unlike most companies listed on the NYSE, which have no similar restrictions, our Board can only disapply pre-emptive rights in respect of such issuances authorized by our shareholders.
The Company proposes that, subject to the passing of the resolution included in Proposal 8, the directors of the Company be generally empowered to:
(a)     (pursuant to section 570 of the U.K. Companies Act) allot equity securities (as defined in section 560 of the U.K. Companies Act) pursuant to the authority conferred by Proposal 9 for cash, and/or
(b)     pursuant to section 573 of the U.K. Companies Act) sell ordinary shares held by the Company as treasury shares for cash, in each case, free of the restriction in section 561 of the U.K. Companies Act. This resolution would give the directors the ability to raise additional capital by selling Ordinary Shares for cash or conduct a rights issue without first offering them to existing shareholders in proportion to their existing shareholdings. Absent this ability, our flexibility to use our share capital to pursue strategic transactions or finance growth would be severely limited.
The power would be limited to allotments and/or sales of treasury shares for cash:
(a)    in the case of allotments authorized by paragraph (a) of Proposal 9, (i) in connection with a pre-emptive offer or (ii) otherwise than in connection with a pre-emptive offer of up to an aggregate nominal amount of €152,894; and
(b)    in the case of allotments authorized by paragraph (b) of Proposal 9, of the equity securities to be issued in connection with a rights issue.
The amount set forth in paragraph (a)(ii) above represents approximately 10% of the issued ordinary share capital of the Company as of April 7, 2023, the latest practicable date prior to the publication of this proxy statement. The directors will only allot shares with a nominal value of more than €76,447, being approximately 5% of the issued ordinary share capital of the Company as of April 7, 2023, for cash pursuant to this authority where that allotment is in connection with an acquisition or a specified capital investment which is announced at the same time as the allotment, or which has taken place in the preceding six-month period and is disclosed in the announcement of that allotment. The authority to allot the additional 5% of the issued share capital would not be used as a matter of routine, but only where the flexibility is merited by the nature of the transaction and is thought to be to the advantage of shareholders as a whole.
This resolution would provide the directors with additional flexibility to pursue strategic transactions and to finance growth with equity.
Unless previously renewed, revoked, or varied, the power conferred by this resolution shall apply in substitution for all existing powers under sections 570 of the U.K. Companies Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2024), save that the Company may, before such expiry make offers or enter into agreements that would or might require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired. The form of shareholder resolution for this proposal is set forth under the heading “Shareholder Resolutions for 2023 Annual General Meeting” on page 76 of this proxy statement. There is no present intention to exercise this authority.

2023 PROXY STATEMENT - PAGE 66

Under the U.K. Companies Act, the authorization of the Board to issue shares without pre-emptive rights must be passed as a special resolution. As a special resolution, this proposal requires that at least 75% of the votes cast at the meeting be cast in favor of this proposal.
Under the U.K. Companies Act, the Company must seek authorization to allot equity securities without the application of pre-emptive rights at least as often as it is required to seek authorization to allot equity securities. If this proposal is approved, our Board may allot equity securities as limited by this resolution without the application of pre-emptive rights until the next annual general meeting or August 31, 2024.
In order to continue allotting equity securities without the application of pre-emptive rights following the Annual Meeting if this proposal does not receive shareholder approval, we would be required to seek shareholder approval of the authority to allot equity securities at a future annual general meeting.

2023 PROXY STATEMENT - PAGE 67

PROPOSAL 11: ORDINARY RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE SHARES UNDER OUR EQUITY INCENTIVE PLANS
☑	The Board of Directors unanimously recommends that shareholders vote "FOR" the authorization of the Board to issue shares in connection with the Company's equity incentive plans.
The ordinary resolution proposed in this Proposal 11 is required under the U.K. Companies Act to enable the Company to issue shares to participants in its equity incentive plans. This authorization is required as a matter of English law and is not otherwise required for companies listed on the NYSE or organized within the United States. Under the U.K. Companies Act, directors are, with certain exceptions, unable to allot, or issue, shares without being authorized either by the shareholders in a general meeting or by a company’s articles of association.
At the 2021 annual general meeting, the shareholders approved the Company's 2021 Equity Incentive Plan (the "2021 Equity Incentive Plan"), which replaced the Company's prior equity incentive plans. The aggregate number of authorized shares that may be issued under the 2021 Equity Incentive Plan as of April 7, 2023 is 4,037,611 shares of common stock, subject to adjustment as in the 2021 Equity Incentive Plan.
Unlike most companies listed on the NYSE who have authority under their equity plans to grant and issue shares following shareholder approval of the plan, our authority as a U.K. company to issue shares under our equity plans only continues until this upcoming Annual Meeting. As a result, the Company proposes that the shareholders authorize the directors at the Annual Meeting to exercise all the powers of the Company to allot (or issue) shares in the Company pursuant to our equity plans equal to an aggregate nominal amount of €40,376.
The Company expects to seek renewal of this authority annually. Therefore, unless previously renewed, revoked or varied, the authority conferred by this Proposal 11 shall apply in substitution for all existing authorities under section 551 of the U.K. Companies Act and expire at the end of the next annual general meeting of the Company. Approval of this proposal does not affect any shareholder approval requirements of the NYSE for share issuances or equity plans. The form of shareholder resolution for this proposal is set forth under the heading "Shareholder Resolutions for 2023 Annual General Meeting" on page 76 of this proxy statement.
If this proposal is approved, our Board may issue shares pursuant to the 2021 Equity Incentive Plan, up to the aggregate nominal value of shares set forth above until the end of the next annual general meeting. If shareholders do not approve this proposal, we will not have the authority to issue any shares under our equity plans, and we would be required to seek shareholder approval to issue shares under our equity plans at a future meeting.

2023 PROXY STATEMENT - PAGE 68

PROPOSAL 12: RESOLUTION TO AUTHORIZE THE BOARD OF DIRECTORS TO ISSUE EQUITY SECURITIES UNDER OUR EQUITY INCENTIVE PLANS WITHOUT PRE-EMPTIVE RIGHTS
☑
The Board of Directors unanimously recommends that shareholders vote "FOR" approval of the authorization of the Board to issue equity securities under our Equity Plans without the application of pre-emptive rights.

The special resolution described in this Proposal 12 is required under the U.K. Companies Act to issue equity securities under our equity plans without first offering these securities, in proportion to their existing holdings, to current shareholders. This authorization is required as a matter of English law and is not otherwise required for companies listed on the NYSE or organized within the United States. Under the U.K. Companies Act, our issuance of any equity securities must be offered first to the existing equity shareholders in proportion to their holdings, unless a special resolution (i.e., at least 75% of votes cast) has been passed in a meeting of shareholders disapplying such preemption.
We propose that, subject to the passing of the resolution in Proposal 11, our Board be generally empowered to issue equity securities (as defined in section 560 of the U.K. Companies Act), up to an aggregate nominal amount of €40,376, pursuant to the authority conferred by Proposal 11, free of the pre-emptive rights set forth in section 561 of the U.K. Companies Act. Absent this ability, our flexibility to issue shares previously authorized by shareholders in connection with our Equity Plans would be severely limited.
The form of shareholder resolution for this proposal is set forth under the heading "Shareholder Resolutions for 2023 Annual General Meeting" on page 76 of this proxy statement.
If this proposal is approved, our Board may issue equity securities under the 2021 Equity Incentive Plan without the application of pre-emptive rights until the end of our next annual general meeting. If this proposal does not receive shareholder approval, we would be required to seek shareholder approval of the authority to issue equity securities under the Equity Plans without the application of pre-emptive rights at a future shareholders meeting.

2023 PROXY STATEMENT - PAGE 69

DIRECTOR COMPENSATION
The Compensation Committee reviews non-executive director compensation on a bi-annual basis in accordance with the Directors' Compensation Policy approved by shareholders. Under U.K. law, we must obtain shareholder approval for any material change to our Director Compensation Policy. Shareholders last approved the Directors’ Compensation Policy in 2022. The compensation structure for non-executive directors currently includes:
Annual Cash Retainer
Non-executive directors receive an annual cash retainer of $85,000 (the "Annual Cash Retainer"). The Chairman of the Board receives an incremental annual retainer of $140,000 cash, for a total cash retainer to the Chairman of $225,000.
Annual Equity Retainer
We grant RSUs to our directors in order to better align their incentives with the goal of increasing value for our shareholders. Upon re-election, all non-executive directors receive an RSU award of $150,000 in market value, calculated by dividing the annual equity award market value by the share price on the date of grant, which amount is then rounded up to the fullest share. The RSUs vest 100% on the date of the annual shareholders meeting in the year following the date of grant. In accordance with the policy described above, on May 26, 2022, the Board granted 3,240 RSUs under the 2021 Equity Incentive Plan to each of our non-executive directors. Any non-executive director who is elected or appointed to the Board not in connection with an Annual General Meeting is granted an initial RSU award as set forth above, pro-rated to reflect the actual time served on the Board for period of service until the next scheduled Annual General Meeting of Shareholders.
Annual Committee Member Fees
Audit Committee members receive a fee of $10,000, Compensation Committee members receive a fee of $9,000, Nominating & Corporate Governance members receive a fee of $7,500, and Finance Committee and Growth & Innovation Committee members receive a fee of $5,000.
Annual Committee Chair Fees
The Audit Committee chair receives a fee of $20,000, the Compensation Committee chair receives a fee of $15,000, the Nominating & Corporate Governance chair receives a fee of $12,500, and the Finance Committee and Growth & Innovation Committee chairs receive a fee of $10,000.
Other Fees
Non-executive directors receive a $3,000 fee for attendance at meetings held in the United Kingdom. All directors are reimbursed for U.K. and Netherlands tax advisory and preparation fees and reasonable out-of-pocket expenses incurred in connection with their service.
Stock Ownership Policy
Non-executive directors are required to hold five times the Annual Cash Retainer in share value, currently a $425,000 holding requirement. This policy ensures that directors maintain a meaningful ownership stake in the Company and that they are encouraged to take a long-term view on value creation. Directors have until five years from joining the Board to reach this ownership requirement.
As of December 31, 2022, all directors have met the director ownership requirement, with the exception of Mr. Black, who has until January 1, 2026 to meet the requirement.

2023 PROXY STATEMENT - PAGE 70

The table below sets forth the total compensation paid to our non-executive directors in fiscal year 2022.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
John P. Absmeier	100,000	150,012	250,012
Daniel L. Black	109,000	150,012	259,012
Lorraine A. Bolsinger	104,833	150,012	254,845
James E. Heppelmann	112,500	150,012	262,512
Charles W. Peffer (2)	39,583	0	39,583
Constance E. Skidmore	121,500	150,012	271,512
Steven A. Sonnenberg	97,500	150,012	247,512
Martha N. Sullivan	95,000	150,012	245,012
Andrew C. Teich	247,500	150,012	397,512
Stephen M. Zide	95,000	150,012	245,012

(1)    Represents the grant-date fair value calculated in accordance with ASC 718. Refer to Note 4, "Share-Based Payment Plans", to our audited consolidated financial statements included in our Annual Report on Form 10-K for fiscal year 2022 for the method of calculation and assumptions used.
(2)    Mr. Peffer retired from his position as a Director in May 2022.
CERTAIN RELATIONSHIPS AND RELATED-PERSON TRANSACTIONS
The Board of Directors has adopted a Related-Person Transactions Policy regarding transactions with related persons. This policy requires that a "related person" (as defined in paragraph (a) of Item 404 of Regulation S-K) must promptly disclose to our General Counsel any “related-person transaction” (defined as any transaction that is reportable by us under Item 404(a) of Regulation S-K, in which we were or are to be a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest) and all material facts with respect thereto. Our General Counsel will then promptly communicate that information and refer any potential related person transaction to the Audit Committee. No related-person transaction will be consummated or will continue without the approval or ratification of the Audit Committee. If advance Audit Committee approval is not feasible, then the related-person transaction shall be considered and may be ratified, modified, or terminated as the Audit Committee may determine at its next regularly scheduled meeting. In determining whether to approve or ratify a related-person transaction, the Audit Committee takes into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. Any director involved in a related-person transaction must recuse themselves from any vote involving the transaction in which he or she may have an interest.
SHAREHOLDERS' REQUESTS UNDER SECTION 527 OF THE U.K. COMPANIES ACT
Under section 527 of the U.K. Companies Act, members meeting the threshold requirements set out in that section have the right to require the Company to publish a statement on a website setting out any matter relating to:
•the audit of the Company's accounts (including the auditor’s report and the conduct of the audit) that are to be laid before the annual general meeting; or
•any circumstance connected with an auditor of the Company ceasing to hold office since the last annual general meeting.
The Company may not require the shareholders requesting any such website publication to pay its expenses in complying with sections 527 or 528 of the U.K. Companies Act. Where the Company is required to place a statement on a website under section 527 of the U.K. Companies Act, it must forward the statement to the Company's auditor not later than the time when it makes the statement available on the website. The business that may be dealt with at the annual general meeting includes any statement that the Company has been required under section 527 of the U.K. Companies Act to publish on a website.

2023 PROXY STATEMENT - PAGE 71

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of the Company's ordinary shares as of March 30, 2023 held by (1) each person known to us to beneficially own 5% or more of the ordinary shares of the Company; (2) each of the Named Executive Officers and directors; and (3) all of our executive officers and directors as a group.
The percentage of shares beneficially owned is based upon 152,517,677 legally issued ordinary shares according to English law as of March 30, 2023.
Beneficial ownership is determined in accordance with the applicable rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof, or has the right to acquire such powers within 60 days. Ordinary shares subject to options that are currently exercisable or exercisable within 60 days and restricted securities that vest within 60 days are deemed to be outstanding and beneficially owned by the person holding these options or securities for the purposes of computing the percentage ownership of that person and any group of which that person is a member. These ordinary shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all ordinary shares shown as beneficially owned by them, subject to applicable community property laws.

Name	Ordinary Shares Beneficially Owned	Percentage of Outstanding Shares
5% Beneficial Owners:
Artisan Partners Limited Partnership (1)(2)	16,358,275	11%
The Vanguard Group, Inc (1)(2)	14,338,181	9%
Select Equity Group, L.P. (1)(2)	9,852,952	6%
BlackRock, Inc.(2)	9,612,815	6%
Janus Henderson Group plc (1)(2)	9,564,236	6%
Directors, Director Nominees, and Named Executive Officers: (3)
Jeffrey J. Cote	416,871	*
Paul S. Vasington	243,703	*
Juan Picon	15,962	*
George Verras	49,058	*
Hans Lidforss	146,445	*
John P. Absmeier	14,032	*
Daniel L. Black	6,973	*
Lorraine A. Bolsinger	11,064	*
James E. Heppelmann	38,321	*
Constance E. Skidmore	19,456	*
Steven A. Sonnenberg	11,064	*
Martha N. Sullivan	942,151	*
Andrew C. Teich	39,021	*
Stephen M. Zide	52,116	*
All directors and executive officers as a group (17 persons)	2,039,185	1%

*    Less than 1%
(1)    Reporting person is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.

2023 PROXY STATEMENT - PAGE 72

(2)    Information for our shareholders that beneficially own greater than 5% of our ordinary shares can be disaggregated as follows:

			Ordinary Shares
	Source of Information		Voting Power		Dispositive Power
	Schedule	Filing Date	Sole	Shared	Sole	Shared	Address
Artisan Partners Limited Partnership	13G/A	February 10, 2023	—	15,515,955	—	16,358,275	875 East Wisconsin Avenue Suite 800 Milwaukee, WI 53202
The Vanguard Group, Inc	13G/A	February 9, 2023	—	97,451	14,038,077	300,104	100 Vanguard Blvd. Malvern, PA 19355
Select Equity Group, L.P.	13G/A	February 14, 2023	—	9,852,952	—	9,852,952	380 Lafayette Street 6th Floor New York, NY 10003
Janus Henderson Group plc	13G/A	February 10, 2023	—	9,564,236	—	9,564,236	201 Bishopsgate EC2M 3AE United Kingdom
BlackRock, Inc.	13G/A	February 13, 2023	8,645,189	—	9,612,815	—	55 East 52nd Street New York, NY 10055

(3)    Information regarding the holdings of our directors, director nominees, and Named Executive Officers can be disaggregated as follows:

	Direct Holdings				Indirect Holdings
	Ordinary Shares	Options		Restricted Securities	Ordinary Shares
	Held at 3/30/23	Currently Exercisable	Exercisable within 60 days	Vesting within 60 days	Held at 3/30/23
Jeffrey J. Cote	11,169	146,674	11,001	120,261	127,766	(a)
Paul S. Vasington	66,808	124,110	6,471	46,314	—
Juan Picon	3,975	—	—	11,987	—
George Verras	12,176	17,512	1,888	17,482	—
Hans Lidforss	20,975	96,161	3,775	25,534	—
John P. Absmeier	10,792	—	—	3,240	—
Daniel Black	3,733	—	—	3,240	—
Lorraine A. Bolsinger	7,824	—	—	3,240	—
James E. Heppelmann	20,141	14,940	—	3,240	—
Constance E. Skidmore	16,216	—	—	3,240	—
Steven A. Sonnenberg	7,824	—	—	3,240	—
Martha N. Sullivan	198,028	616,080	24,803	3,240	100,000	(b)
Andrew C. Teich	20,141	15,640	—	3,240	—
Stephen M. Zide	21,536	27,340	—	3,240	—
(a)     Includes 108,766 ordinary shares held indirectly by an irrevocable family trust having a disinterested trustee for the benefit of Mr. Cote's spouse and children and 19,000 ordinary shares held indirectly by an irrevocable indenture trust for the benefit of Mr. Cote and children.
(b)    Includes 100,000 ordinary shares held in a grantor retained annuity trust where Ms. Sullivan is the sole trustee.
DELINQUENT SECTION 16(a) REPORTS
Section 16(a) of the Exchange Act requires our Section 16 officers and directors and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. SEC regulations require our Section officers, directors, and greater than 10% shareholders to provide us with copies of all Section 16(a) forms they file. Based solely on our review of these forms and written representations received from certain reporting persons, we believe that, except as stated in the paragraph below, during 2022 all of our Section 16 officers, directors, and greater than 10% shareholders complied with all Section 16(a) filing requirements applicable to them.
Each of Mses. Caljouw, Freve and Votava and Messrs. Cote, Lidforss, Nargolwala, Picon, Verras and Vasington had one late report relating to the acquisition of stock and disposition of shares withheld to cover taxes upon stock vesting that occurred on April 1, 2022, that were reported on a Form 4 filed one day late on April 6, 2022. Ms. Sullivan also had one late report relating to the disposition of shares withheld to cover taxes upon stock vesting that occurred on April 1, 2022, that was reported on a Form 4 filed one day late on April 6, 2022. These late filings were the result of a service provider platform interruption.

2023 PROXY STATEMENT - PAGE 73

PROPOSALS FOR THE 2024 ANNUAL GENERAL MEETING OF SHAREHOLDERS
Rule 14a-8 Proposals
Pursuant to Rule 14a-8 under the Exchange Act, shareholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2024 annual general meeting of shareholders must submit the proposal to the Company Secretary of Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., 529 Pleasant Street, Attleboro, Massachusetts 02703, in writing not later than 120 days before the anniversary of the date on which we sent our proxy materials for the AGM, or December 22, 2023, unless the date of the 2024 annual general meeting of shareholders is changed by more than 30 days from the date of the AGM, and must satisfy the requirements of the proxy rules promulgated by the SEC.
Other Proposals
Shareholders intending to include a proposal on the agenda for the 2024 annual general meeting of shareholders, irrespective of whether they intend to have the proposal included in our proxy statement, must comply with the requirements under our Articles of Association and English law. Under Section 338 of the U.K. Companies Act 2006, shareholders representing at least 5% of holders entitled to vote on a resolution at an annual general meeting may require the Company to include such resolution in its notice of an annual general meeting. Provided the applicable thresholds are met, notice of the resolution must be received by the Company Secretary of Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., 529 Pleasant Street, Attleboro, Massachusetts 02703, at least six weeks prior to the date of the annual general meeting, or, if later, at the time notice of the annual general meeting is delivered to shareholders. Additionally, in accordance with our Articles of Association, shareholders who intend to nominate a director to be elected at the 2024 annual general meeting of shareholders must provide the Company Secretary with written notice of such nomination 7 days prior to the date of such meeting, together with written notice signed by the director nominee regarding his or her willingness to be elected.
Proposals and nominations that are not received by the dates specified above, or otherwise do not meet all relevant requirements, will be considered untimely or improper, as applicable. You may contact the Company Secretary at companysecretary@sensata.com for a copy of the relevant provisions of our Articles of Association regarding the requirements for making shareholder proposals.
In addition to satisfying the foregoing requirements under our Articles of Association, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 26, 2024.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

SOLICITATION OF PROXIES
We are paying the costs for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but in addition, the solicitation by mail may be followed by solicitation by telephone or facsimile, either by our regular employees (without additional compensation) or by a third party contractor, Laurel Hill Advisory Group, LLC, 1-888-742-1305. We will incur approximately $11,500 as a result of our contract with Laurel Hill Advisory Group, LLC. In addition, we reimburse contractors, brokers, banks, and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to our shareholders.

GENERAL AND HOUSEHOLDING OF PROXY MATERIALS
The Sensata Technologies Holding PLC Annual Report for the fiscal year ended December 31, 2022 is being made available to shareholders together with this Proxy Statement. The Annual Report is not part of the soliciting materials.
The information set forth in this Proxy Statement under the captions "Report of the Compensation Committee of the Board of Directors" and "Report of the Audit Committee of the Board of Directors" shall not be deemed to be (i) incorporated by reference into any filing by us under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that in any such filing we expressly incorporate such information by reference, or (ii) "soliciting material" or "filed" with the SEC.

2023 PROXY STATEMENT - PAGE 74

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as "householding", provides cost savings for companies. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request, and the Company will promptly deliver, a separate copy of the notice or the proxy materials by contacting the Company at Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703.
OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the Annual Meeting.

By Order of the Board of Directors,
Andrew C. Teich
Chairman of the Board
April 13, 2023
A copy of the Sensata Technologies Holding plc Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including the financial statements and the financial statement schedules thereto, is available without charge upon written request to: Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703.

2023 PROXY STATEMENT - PAGE 75

SHAREHOLDER RESOLUTIONS FOR 2023 ANNUAL GENERAL MEETING
Proposal 1: Ordinary Resolution to Approve the Election of Directors
IT IS PROPOSED THAT each of the following individuals be, and each of the following hereby is, by way of separate ordinary resolution, elected to serve as director until the election and qualification of his or her respective successor or until his or her earlier death, removal or resignation:

Andrew C. Teich
Jeffrey J. Cote
John P. Absmeier
Daniel L. Black
Lorraine A. Bolsinger
Constance E. Skidmore
Steven A. Sonnenberg
Martha N. Sullivan
Stephen M. Zide

Proposal 2: Ordinary Advisory Resolution on Executive Compensation
IT IS PROPOSED THAT, on an advisory basis, the compensation paid to our Named Executive Officers, as disclosed in the proxy statement filed by Sensata Technologies Holding plc in connection with its Annual General Meeting of Shareholders to be held on May 25, 2023, pursuant to Item 402 of Regulation S-K (including the disclosures set forth in the compensation discussion and analysis, tables and accompanying narrative disclosures) be, and it hereby is approved.

Proposal 3: Ordinary Resolution Ratifying the Appointment of Independent Registered Public Accounting Firm
IT IS PROPOSED THAT the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2023 be, and it hereby is, ratified and approved.

Proposal 4: Ordinary Advisory Resolution on Directors' Compensation Report
IT IS PROPOSED THAT, on an advisory basis, the Directors' Compensation Report set out in Appendix A of this proxy statement and included in the Company's annual report and accounts for the year ended December 31, 2022, be and hereby is, approved.

Proposal 5: Ordinary Resolution to Approve the Appointment of U.K. Statutory Auditor
IT IS PROPOSED THAT the appointment of Deloitte & Touche LLP as the U.K. Statutory Auditor of the Company, to hold office until the conclusion of the next annual general meeting of shareholders be, and hereby is, approved.

Proposal 6: Ordinary Resolution to Authorize the Audit Committee to Determine the Company’s U.K. Statutory Auditor’s Remuneration for and on behalf of the Board
IT IS PROPOSED THAT the Audit Committee be authorized for and on behalf of the Board to determine the remuneration of Deloitte & Touche LLP, the Company's U.K Statutory Auditor.

Proposal 7: Ordinary Resolution to Receive the Annual Report and Accounts of the Company for the period ended December 31, 2022
IT IS PROPOSED THAT the annual report and accounts for the Company for the year ended December 31, 2022, be and hereby are, received.

Proposal 8: Special Resolution to Approve Forms of Share Repurchase Contracts and Repurchase Counterparties
IT IS PROPOSED THAT, the terms of the proposed share repurchase agreements set out in Appendix C, Appendix D and Appendix E of this proxy statement (the "Share Repurchase Agreements") be and hereby are, approved, provided that:

2023 PROXY STATEMENT - PAGE 76

(a) the maximum price that may be paid to purchase an ordinary share shall be 110% of the last reported sale price per share for ordinary shares on the NYSE or such other exchange on which the ordinary shares are principally listed from time to time, in each case determined at the time that the purchase is made;
(b) the maximum aggregate number or ordinary shares that may be purchased pursuant to the Share Repurchase Agreements shall not exceed 20% of the total issued ordinary shares of the Company as at 5:00 pm (London time) on May 25, 2023 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time; and
(c) the authority conferred by this resolution shall, unless varied, revoked, or renewed prior to such time, expire on May 25, 2028, and the directors and officers of the Company, any one of whom individually or jointly with other director(s) and/or officer(s), be and are hereby authorized to enter into and complete the Share Repurchase Agreements between the Company and any of the approved counterparties listed in Proposal 8 of this proxy statement as the Company may determine.

Proposal 9: Ordinary Resolution to Authorize the Board to Issue Equity Securities
IT IS PROPOSED THAT, in substitution for all existing authorities, the directors of the Company be generally and unconditionally authorized (in accordance with section 551 of the U.K. Companies Act) to exercise all the powers of the Company to allot shares in the Company (as defined in section 540 of the U.K. Companies Act) or grant rights to subscribe for or to convert any security into shares in the Company (a) up to an aggregate nominal amount of €509,138 and (b)    up to a further aggregate nominal amount of €509,138, provided that (i) they are equity securities (within the meaning of section 560 of the U.K. Companies Act) and (ii) they are offered by way of a rights issue.
Unless previously renewed, revoked or varied, the authority conferred by this resolution shall apply in substitution for all existing authorities under section 551 of the U.K. Companies Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2024), save that the Company may, before such expiry, make offers or enter into agreements which would or might require shares to be allotted or rights to subscribe for, or to convert any security into, shares to be granted after such expiry and the directors may allot shares or grant such rights in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired.
In this Proposal 9, (i) "rights issue" means an offer to (x) holders of Ordinary Shares in proportion (as nearly as may be practicable) to their existing holdings and (y) holders of other equity securities as required by the rights of those securities or as the directors may otherwise consider necessary, but subject to such exclusions or other arrangements as the directors may deem necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under, the laws of any territory or the requirements of any regulatory body or stock exchange or any other matter; and (ii) the nominal amount of any securities shall be taken to be, in the case of rights to subscribe for, or to convert any securities into, shares of the Company, the nominal amount of such shares which may be allotted pursuant to such rights.

Proposal 10: Special Resolution to Authorize the Board to Issue Equity Securities without Pre-emptive Rights
IT IS PROPOSED THAT, in substitution for all existing authorities, subject to the passing of Proposal 9, the directors of the Company be generally empowered (in accordance with section 570 of the U.K. Companies Act) to allot equity securities (as defined in section 560 the U.K. Companies Act) for cash pursuant to the authority conferred by Proposal 9 and/or pursuant to section 573 of the U.K. Companies Act to sell ordinary shares held by the Company as treasury shares for cash, in each case free of the restriction in section 561 of the U.K. Companies Act, provided that this power shall be limited to allotments or sales (a)    in the case of allotments authorized by paragraph (a) of the ordinary resolution set forth in Proposal 9, (i) in connection with a pre-emptive offer or (ii) otherwise than in connection with a pre-emptive offer, up to an aggregate nominal amount of €152,894; and (b) in the case of allotments authorized by paragraph (b) of the ordinary resolution set forth in Proposal 9, of the equity securities to be issued in connection with a rights issue.
Unless previously renewed, revoked or varied, the power conferred by this resolution shall apply in substitution for all existing powers under sections 570 of the U.K. Companies Act and expire at the end of the next annual general meeting of the Company (or, if earlier, at the close of business on August 31, 2024), save that the Company may, before such expiry make offers or enter into agreements that would or might require equity securities to be allotted after such expiry and the directors may allot equity securities in pursuance of any such offer or agreement notwithstanding that the power conferred by this resolution has expired. In this Proposal 10, (i) "rights issue" has the meaning given in Proposal 9; (ii) "pre-emptive offer" means an offer of equity securities, open for acceptance for a period fixed by the directors to (x) holders of Ordinary Shares in proportion (as nearly as may be practicable) to their existing holdings, and (y) holders of

2023 PROXY STATEMENT - PAGE 77

other equity securities as required by the rights of those securities or as the directors may otherwise consider necessary, but subject in both cases to such exclusions or other arrangements as the directors may deem necessary or appropriate to deal with treasury shares, fractional entitlements, record dates, legal, regulatory or practical problems in, or under, the laws of any territory or the requirements of any regulatory body or stock exchange or any other matter; and (iii) the nominal amount of any securities shall be taken to be, in the case of rights to subscribe for, or to convert any securities into, shares of the Company, the nominal amount of such shares which may be allotted pursuant to such rights.

Proposal 11: Ordinary Resolution to Authorize the Board to Issue Equity Securities under our Equity Plans
IT IS PROPOSED THAT the directors of the Company be generally and unconditionally authorized (in accordance with section 551 of the U.K. Companies Act) to exercise all the powers of the Company to issue shares in the Company (as defined in section 540 of the U.K. Companies Act) or grant rights to subscribe for or to convert any security into shares in the Company up to an aggregate nominal amount of €40,376 in connection with the Company's equity incentive plans, for a period commencing on the date of the passing of this resolution and ending at the conclusion of the next annual general meeting of the Company unless previously renewed, varied or revoked by the Company in a general meeting.

Proposal 12: Special Resolution to Authorize the Board to Issue Equity Securities under our Equity Plans without Pre-emptive Rights
IT IS PROPOSED THAT, subject to the passing of Proposal 11, the directors be generally empowered (in accordance with section 570 of the U.K. Companies Act) to issue equity securities (as defined in section 560 of the U.K. Companies Act) for cash pursuant to the authority granted by Proposal 11 and/or pursuant to section 573 of the U.K. Companies Act to sell ordinary shares held by the Company as treasury shares for cash, in each case free of the restriction in section 561 of the Act, up to an aggregate nominal amount of €40,376 in connection with the Company's equity incentive plans, for a period commencing on the date of the passing of this resolution and ending at the conclusion of the next annual general meeting of the Company unless previously renewed, varied, or revoked by the Company in a general meeting but, in each case, so that the Company may make offers and enter into agreements before the authority expires which would, or might, require equity securities to be issued (and/or treasury shares to be sold) after the authority expires and the directors of the Company may issue equity securities (and/or sell treasury shares) under any such offer or agreement as if the authority conferred hereby had not expired.

2023 PROXY STATEMENT - PAGE 78

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
The following questions and answers are intended to address briefly some commonly asked questions regarding our Annual Meeting. They may not address all of the questions that may be important to you. Please refer to the more detailed information contained elsewhere in this proxy statement, its annexes and the documents referred to in this proxy statement for more information.
Why did I receive these proxy materials?
We have made these proxy materials available to you on the Internet or have delivered printed versions of these materials to you by mail to comply with our obligations under the U.K. Companies Act in connection with the solicitation of proxies for use at the Annual Meeting, and at any adjournment or postponement thereof. The proxy materials were first made available on or about April 13, 2023 to shareholders who held shares as of March 30, 2023, which we refer to as the "record date".
What matters will be presented for consideration at the Annual Meeting?
Action will be taken at the Annual Meeting with respect to the following proposals, each of which is described more fully below:

1.The election, by way of separate ordinary resolutions, of the ten nominees named in this proxy statement to serve as directors of the Company until our 2024 annual general meeting of shareholders.
2.An advisory resolution on executive compensation.
3.The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023.
4.An advisory resolution on our Directors' Compensation Report.
5.The appointment of Deloitte & Touche LLP as U.K. statutory auditors of the Company, to hold office until the conclusion of the next annual general meeting of shareholders.
6.The authorization of the Audit Committee, for and on behalf of the Board, to determine the remuneration of Deloitte & Touche LLP as the Company’s U.K. statutory auditor.
7.The receipt of the Company's 2022 Annual Report and Accounts.
8.The approval of the form of certain share repurchase contracts to be used in the Company's share repurchase program and the counterparties with whom the Company many conduct such repurchase transactions.
9.The authorization of the directors to issue equity securities.
10.The authorization of the directors to issue equity securities without offering pre-emptive rights required under the U.K. Companies Act.
11.The authorization of the directors to issue equity securities pursuant to our equity incentive plans.
12.The authorization of the directors to issue equity securities pursuant to our equity incentive plans without offering pre-emptive rights required under the U.K. Companies Act.
Are any matters being presented at the Annual Meeting mandated under English law?
Proposals 4 through 12 are items required to be approved by shareholders periodically under the U.K. Companies Act and generally do not have an analogous requirement under U.S. law. As such, while these proposals may be familiar and routine to shareholders accustomed to being shareholders of companies incorporated in England and Wales, other shareholders may be less familiar with these routine proposals and should review and consider each proposal carefully.
Will any other matters be decided at the Annual Meeting?
At the date of this proxy statement, we do not know of any other matters to be raised at the Annual Meeting other than those described in this proxy statement.

2023 PROXY STATEMENT - PAGE 79

Who is entitled to vote at the Annual Meeting?
Holders of ordinary shares, nominal value EUR 0.01 per share, as of the close of business in New York on March 30, 2023, are entitled to vote at the Annual Meeting. As of March 30, 2023, there were 152,517,677 ordinary shares outstanding and entitled to vote. Unless disenfranchised under applicable law and/or our Articles of Association, each ordinary share is entitled to one vote on each matter properly brought before the Annual Meeting.
What is the difference between holding ordinary shares as a shareholder of record and as a beneficial owner?
If you are registered on the register of members of the Company in respect of ordinary shares, you are considered, with respect to those ordinary shares, the shareholder of record, and these proxy materials are being sent directly to you by the Company. If your ordinary shares are held in a stock brokerage account or by a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available or forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your ordinary shares by following the instructions for voting on the notice or proxy card (if you received one).
How do I vote my shares without attending the Annual Meeting?
If you are a shareholder of record, you may appoint a proxy to vote on your behalf using any of the following methods:

•by telephone using the toll-free telephone number shown on the notice or proxy card (if you received one);
•through the Internet as instructed on the notice or proxy card (if you received one); or
•by mail by completing and signing a proxy card (if you received one) and returning it in the prepaid envelope provided.
Telephone and Internet proxy appointment facilities for shareholders of record will be available 24 hours a day. If you give instructions as to your proxy appointment by telephone, through the Internet, or by mail, such instructions must be received by 11:59 p.m., Eastern Time on May 24, 2023. If you properly give instructions as to your proxy appointment by telephone, through the Internet or by executing and returning a paper proxy card (if you received one), and your proxy appointment is not subsequently revoked, your ordinary shares will be voted in accordance with your instructions. If you are a shareholder of record and you execute and return a proxy card but do not give instructions, your proxy will be voted as follows:

•FOR the election of all nominees for director named in this proxy statement (in each case, to be approved by way of a separate ordinary resolution);
•FOR advisory approval of the compensation of our NEOs by way of ordinary resolution;
•FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2023;
•FOR advisory approval of the Directors' Compensation Report;
•FOR the appointment of Deloitte & Touche LLP as our U.K. statutory auditor by way of ordinary resolution;
•FOR authorizing the Audit Committee, for and on behalf of the Board, to determine the remuneration of Deloitte & Touche LLP as the Company’s U.K. statutory auditor by way of ordinary resolution;
•FOR the receipt of the Company's Annual Report and Accounts by way of ordinary resolution;
•FOR the approval of the form of three share repurchase contracts and the counterparties through which the Company may conduct repurchases by way of special resolution;
•FOR the authorization of our directors to issue ordinary shares of the Company by way of ordinary resolution;
•FOR authorization off our directors to issue ordinary shares of the Company free of pre-emptive rights set forth in the U.K. Companies Act by way of a special resolution;
•FOR the authorization of our directors to issue ordinary shares of the Company under our equity incentive plans by way of ordinary resolution;
•FOR authorization of our directors to issue ordinary shares of the Company under our equity incentive plans free of pre-emptive rights set forth in the U.K. Companies Act by way of a special resolution; and
•Otherwise in accordance with the judgment of the person or persons voting the proxy on any other matter properly brought before the Annual Meeting.
If you are a beneficial owner, you should follow the directions provided by your broker, bank, or other nominee. You may submit instructions by telephone or through the Internet to your broker, bank, or other nominee, or request and return a paper proxy card to your broker, bank, or other nominee.

2023 PROXY STATEMENT - PAGE 80

May I vote at the Annual Meeting rather than by proxy?
We encourage you to vote through the Internet or the telephone or to complete and return a proxy card (if you received one) by mail prior to the Annual Meeting to ensure that your vote is counted. You can attend the Annual Meeting and vote your shares during the meeting. If you plan to vote in person, bring your printed notice or proxy card (if you received one). Otherwise, the Company will give shareholders of record a ballot at the Annual Meeting. If you are a beneficial owner, you must obtain a legal proxy from the organization that holds your shares if you wish to attend the Annual Meeting and vote in person.
What should I do if I receive more than one notice or proxy card?
If you own some ordinary shares directly in your name as a registered holder and other ordinary shares as a beneficial owner through a broker, bank or other nominee, or if you own ordinary shares through more than one broker, bank or other nominee, you may receive multiple notices or proxy cards. You will need to complete, sign and return all of the proxy cards included in the proxy materials that you receive or follow the instructions for any alternative voting procedure on each of the notices or proxy cards that you receive in order to vote all of the shares you own.
How is a quorum determined?
The presence of the holders of shares in the Company who together represent at least the majority of the voting rights of all of the shareholders entitled to vote, present in person or by proxy, at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting.
What is a broker non-vote?
If you own your ordinary shares through a broker, bank or other nominee, and do not provide the organization that holds your ordinary shares with specific voting instructions, then pursuant to the rules of the NYSE, the bank, broker or other nominee is generally permitted to vote your ordinary shares at its discretion on certain routine matters. With respect to certain non-routine matters, the broker, bank or other nominee is not permitted to vote your ordinary shares for you. If the broker, bank or other nominee that holds your ordinary shares does not receive voting instructions from you on how to vote your ordinary shares on a non-routine matter, it will inform the inspector of election that it does not have the authority to vote on this matter with respect to your ordinary shares. A broker non-vote occurs when a broker, bank or other nominee holding ordinary shares on your behalf does not vote on a particular proposal because it has not received voting instructions from you and does not have discretionary voting power with respect to that proposal.
What proposals are considered "routine" or "non-routine"?
Proposals 3, 5, 6, 7 and 8 (ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2023, appointment of Deloitte & Touche LLP as our U.K. statutory auditor, authorizing the Audit Committee, for and on behalf of the Board, to determine our U.K. statutory auditor's remuneration, the receipt of the Company's Annual Report and Accounts and the approval of the form of share repurchase contracts and repurchase counterparties) are each considered a routine matter under the rules of the NYSE. A broker, bank or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to occur in connection with Proposals 3, 5, 6, 7 and 8.
Proposals 1, 2, 4 and 9 through 12 (the re-election of directors by way of separate ordinary resolutions, the advisory vote on executive compensation, the advisory vote on Directors' Compensation Report, the authorization to issue ordinary shares, the authorization to issue ordinary shares without regard to pre-emptive rights, the authorization to issue ordinary shares under our equity incentive plans and authorization to issue ordinary shares under our equity incentive plans without regard to pre-emptive rights) are matters considered non-routine under the rules of the NYSE. A broker, bank or other nominee may not vote on these non-routine matters without specific voting instructions from the beneficial owner. As a result, there may be broker non-votes with respect to Proposals 1, 2, 4 and 9 through 12.

2023 PROXY STATEMENT - PAGE 81

What are the voting requirements to elect directors and approve each of the other resolutions?
The election of each of the ten nominees for director will be decided by ordinary resolution, which means that the nominee will be elected if a majority of the votes are cast in favor of the nominee’s election. Abstentions and broker non-votes will not be counted as a vote either for or against a nominee for director. The resolutions proposed in Proposals 1 through 7, 9 and 11 will be proposed as ordinary resolutions, which means that, assuming a quorum is present, each resolution will be approved if a majority of the votes cast are cast in favor of the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against these resolutions. If the number of votes cast against a resolution exceeds the number of votes cast for the resolution, the resolution will not be passed. With respect to Proposal 7 (regarding the receipt of the Company’s annual report and accounts) and the non-binding advisory resolution in Proposal 2 (regarding the compensation of our NEOs), the results of the vote will not legally require the Board or any committee thereof to take any action (or refrain from taking any action). Nevertheless, our Board values the opinions of our shareholders as expressed through their advisory votes and other communications and the Board will carefully consider the outcome of the advisory votes. The resolutions proposed in Proposals 8, 10 and 12 will be proposed as special resolutions, which means that, assuming a quorum is present, these resolutions must be approved by shareholders representing at least 75% of the votes cast on the resolution. Abstentions and broker non-votes will not be counted as a vote either for or against this resolution. If fewer than 75% of the votes cast on the resolution are voted in favor of the resolution, the resolution will not be passed.
Can I change my vote and/or revoke my proxy?
If you are a shareholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting by:
•Entering a later-dated vote by telephone or through the Internet;
•Delivering a valid, later-dated proxy card;
•Sending written notice to the Office of the Company Secretary of Sensata; or
•Voting by ballot in person at the Annual Meeting.
If you hold shares in "street name", you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy by attending the Annual Meeting online or in person. We will honor the proxy with the latest date. However, no revocation will be effective unless we receive notice of such revocation at or prior to the deadlines mentioned above. For those shareholders who submit a proxy electronically or by telephone, the date on which the proxy is submitted in accordance with the instructions listed on the Notice or the proxy card is the date of the proxy.
Who can attend the Annual Meeting?
Shareholders as of the close of business in New York on March 30, 2023, which is the record date for voting, may attend the Annual Meeting. If you are a registered holder or broker, bank, or other nominee, you will need to present the proxy card that you received, together with a form of personal photo identification, in order to be admitted into the meeting. If you are the beneficial owner of shares held in "street name", you will need to provide proof of ownership, such as a recent account statement or letter from your bank, broker or other nominee as of the close of business in New York on March 30, 2023, along with a form of personal photo identification. Alternatively, you may contact the broker, bank or other nominee in whose name your ordinary shares are registered and obtain a legal proxy to bring to the Annual Meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted into the meeting or adjacent areas. All other items may be subject to search.
Who will pay the costs of this proxy solicitation?
We will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made on our behalf by certain directors, officers, or employees of Sensata and our subsidiaries. Directors, officers and employees of Sensata and our subsidiaries will receive no additional compensation for such solicitation. We also have engaged a third party contractor, Laurel Hill Advisory

2023 PROXY STATEMENT - PAGE 82

Group, LLC, and will incur approximately $11,500 as a result of this engagement. We also will reimburse banks, brokers and other nominees for reasonable expenses incurred by them in forwarding proxy materials to beneficial owners.
Who will count the vote?
Representatives of our transfer agent, Computershare Trust Company, N.A., will count the vote.
Where can I find the voting results of the Annual Meeting?
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and disclosed in a Current Report on Form 8-K, which the Company is required to file with the SEC. The results of the polls taken on the resolutions at the Annual Meeting and any other information required by the U.K. Companies Act will be made available on the Company’s investor relations website (investors.sensata.com) as soon as reasonably practicable following the Annual Meeting and for a period of two years thereafter.
Where can I obtain directions to the Annual Meeting?
For directions to the Annual Meeting, please contact us at Sensata Technologies Holding plc, c/o Sensata Technologies, Inc., Attention: Investor Relations, 529 Pleasant Street, Attleboro, Massachusetts 02703 or investors@sensata.com.

2023 PROXY STATEMENT - PAGE 83

APPENDIX A DIRECTORS' COMPENSATION REPORT
1.    Statement from the Compensation Committee Chairperson
Compensation Philosophy
Executive Directors
Our executive compensation program, which applies to our Executive Director, Mr. Jeffrey Cote, is structured to pay for performance, and to motivate senior executives to balance both the short- and long-term interests of our shareholders. The majority of total compensation offered to our Executive Director comes in the form of an annual incentive cash bonus and equity awards granted under our long-term incentive ("LTI") program, both of which represent "pay at risk." Payouts under the annual incentive bonus are dependent on, and tied to, achievement of our short-term business objectives. Equity awards granted under the LTI program include restricted stock units ("RSUs") and performance-based restricted units ("PRSUs"). For 2022, PRSUs were focused on our Relative Adjusted EPS growth performance and return-on-invested-capital ("ROIC") over a three-year performance period. The realized value of stock options and RSUs is tied to our stock performance and the realized value of PRSUs are tied to both our stock performance and our long-term operating performance. The Compensation Committee believes that our compensation program is designed to hold Mr. Cote accountable for our short- and long-term financial and operational performance.
Non-Executive Directors
Our compensation program for Non-Executive Directors includes levels of compensation that we believe are necessary to secure and retain the services of individuals possessing the skills, knowledge and experience to successfully support and oversee the Company as members of our Board of Directors. In addition, a substantial portion of the compensation of our Non-Executive Directors is in the form of RSUs, aligning their interests with the interests of our shareholders.
Compensation Program Changes and Highlights
For 2022, the Committee believed that Adjusted Operating Income and Adjusted Free Cash Flow were the appropriate performance metrics, along with a Performance Scorecard, for the annual incentive bonus of our Executive Director. Mr. Cote’s Performance Scorecard contained metrics that included targets for total shareholder return ("TSR") as compared to a peer group, growth metrics for new business closures and M&A revenue goals, market growth, talent management, and greenhouse gas reduction. Further, the Committee believes that Relative Adjusted EPS Growth with an ROIC modifier over a three-year performance period were appropriate financial metrics for the annual LTI awards. The Committee believes these metrics provide an appropriate balance of short-term and long-term perspectives.

Lorraine A. Bolsinger
Chairperson of the Compensation Committee
April 7, 2023

APPENDIX A - PAGE 1

2.    Annual Report on Directors' Compensation
The following report provides details of how our Directors were compensated during the year ended December 31, 2022.
Compensation of Executive Director - Single Figure Table
The following table sets out the compensation paid to Mr. Cote, our Chief Executive Officer and our only Executive Director during fiscal year 2022 and a comparison for fiscal year 2021:

	Base Salary(1)	Taxable Benefits (2)	Annual Incentive Bonus (3)	LTI Award (4)	Pension (5)	Total Fixed Remuneration	Total Variable Remuneration	Total
2022	$985,839	$26,541	$743,570	$5,378,696	$12,200	$1,024,580	$6,122,266	$7,146,846
2021	$953,250	$26,371	$1,206,954	$2,057,669	$11,600	$991,221	$3,264,623	$4,255,844

(1)	Represents actual base salary paid.
(2)	Benefits for Mr. Cote included health benefits and payments made in connection with financial counseling.
(3)	The Annual Incentive Bonus for the Executive Director consisted of the following performance measures and results, with additional details set out beginning on page 29:

Annual Incentive Bonus Target (%)	Annual Incentive Bonus Target	Achievement of Adjusted Operating Income Relative to Target (52.5% weighting)	Achievement of Free Cash Flow Relative to Target (22.5% weighting)	Achievement of Performance Scorecard Relative to Target (25% weighting)	Annual Incentive Bonus Payout	2022 Annual Incentive Bonus Payout as a % of Target
125%	$1,239,284	73%	29%	92%	$743,570	60%

(4)	LTI Award for the Executive Director consisted of the following:

	RSUs(a)	PRSUs(b)	Options(c)	Total
2022	$1,866,742	$3,511,954	$—	$5,378,696
2021	$2,057,669	$—	$—	$2,057,669

(a)    RSU figures are the value of the awards made in the corresponding year using the fiscal year three-month ending closing price which was $41.45 and $58.22 for 2022 and 2021 respectively. The RSUs granted to Mr. Cote in 2022 vest annually in one-third increments beginning on the first anniversary of the grant date.
(b)    The amount shown represents the total amount achieved for the year, which is calculated by multiplying the performance results by the number of shares granted by the closing stock price on the vest date. For 2022 and 2021, the achieved performance on PRSUs was 82% and 0%, respectively, and the closing stock price on the date of vest was $50.02 and $50.56, respectively. Details of the performance measures and targets applicable to the PRSUs are set out beginning on pages 32 - 35 of the proxy statement.
(c)    Consistent with U.K. regulations, the amount reported above for Options is the implied gain on those options compared with the average closing price per share for the last three months of 2022 and 2021. In 2022 and 2021, no options were granted.

(5)	Includes the Company's matching contributions to Mr. Cote's 401(K).

APPENDIX A - PAGE 2

Compensation of Non-Executive Directors - Single Figure Table
The following table sets out the compensation of our Non-Executive Directors during the year ended December 31, 2022 with comparisons to the year ended December 31, 2021:

Non-Executive Director	Annual retainer and committee fees ($)	Benefits ($)(1)	RSU Award ($)(2)	Pension ($)	Total Fixed Remuneration ($)	Total Variable Remuneration ($)	Total ($)
John P. Absmeier
2022	100,000	7,419	134,298	—	107,419	134,298	241,717
2021	100,000	5,625	148,278	—	105,625	148,278	253,903
Daniel L. Black (3)
2022	109,000	1,416	134,298	—	110,416	134,298	244,714
2021	108,250	242	217,323	—	108,492	217,323	325,815
Lorraine A. Bolsinger
2022	104,833	—	134,298	—	104,833	134,298	239,131
2021	98,250	—	148,278	—	98,250	148,278	246,528
James E. Heppelmann
2022	112,500	—	134,298	—	112,500	134,298	246,798
2021	111,250	1,242	148,278	—	112,492	148,278	260,770
Charles W. Peffer (4)
2022	39,583	403	—	—	39,986	—	39,986
2021	95,000	3,670	148,278	—	98,670	148,278	246,948
Constance E. Skidmore
2022	121,500	—	134,298	—	121,500	134,298	255,798
2021	119,500	1,242	148,278	—	120,742	148,278	269,020
Steven A. Sonnenberg
2022	97,500	2,516	134,298	—	100,016	134,298	234,314
2021	96,250	2,784	148,278	—	99,034	148,278	247,312
Martha N. Sullivan (5)
2022	95,000	345	134,298	—	95,345	134,298	229,643
2021	192,954	838	148,278	5,571	199,363	148,278	347,641
Andrew C. Teich
2022	247,500	—	134,298	—	247,500	134,298	381,798
2021	246,250	1,242	148,278	—	247,492	148,278	395,770
Stephen M. Zide
2022	95,000	—	134,298	—	95,000	134,298	229,298
2021	95,000	7,353	148,278	—	102,353	148,278	250,631

(1)	The amounts for 2022 and 2021 include U.K and Netherlands tax advisory and preparation fees and reimbursement of reasonable out of pocket expenses.
(2)
RSU figures are the value of the awards made in the corresponding year using the fiscal year three-month ending closing price, which was $41.45 and $58.22 for 2022 and 2021, respectively. The RSUs vest on the day of the next Annual General Meeting of Shareholders based on continued service during the vesting period.

(3)	Mr. Black joined the Board in January 2021 and was granted a pro-rated award at that time for his service until the 2021 Annual General Meeting.
(4)	Mr. Peffer retired from his position as a Director in May 2022. Fees earned were prorated to reflect his service.
(5)
Ms. Sullivan became a Non-Executive Director following her retirement as CEO in March 2020. Amounts for 2021 include compensation of $121,705 received by Ms. Sullivan from January 1, 2021 through April 2, 2021 while serving as Senior Advisor. She received taxable Group Term Life benefits of $838 and retirement benefits of $5,571. She was not eligible for additional director compensation while serving as Senior Advisor.

APPENDIX A - PAGE 3

LTI Awards Granted in 2022

Director	Type of LTI award	Date of grant	Number of shares under LTI award	Face value ($)(1)	Vesting date
Jeffrey J. Cote	RSU	April 1, 2022	45,036	2,277,020	1/3 on April 1, 2023, 2024, 2025
	PRSU	April 1, 2022	55,044	2,783,025	April 1, 2025 based upon satisfaction of Relative Adjusted EPS Growth
John P. Absmeier	RSU	May 26, 2022	3,240	150,012	Date of 2023 Annual General Meeting
Daniel L. Black	RSU	May 26, 2022	3,240	150,012	Date of 2023 Annual General Meeting
Lorraine A. Bolsinger	RSU	May 26, 2022	3,240	150,012	Date of 2023 Annual General Meeting
James E. Heppelmann	RSU	May 26, 2022	3,240	150,012	Date of 2023 Annual General Meeting
Charles W. Peffer	RSU		—	—
Constance E. Skidmore	RSU	May 26, 2022	3,240	150,012	Date of 2023 Annual General Meeting
Steven A. Sonnenberg	RSU	May 26, 2022	3,240	150,012	Date of 2023 Annual General Meeting
Martha N. Sullivan	RSU	May 26, 2022	3,240	150,012	Date of 2023 Annual General Meeting
Andrew C. Teich	RSU	May 26, 2022	3,240	150,012	Date of 2023 Annual General Meeting
Stephen M. Zide	RSU	May 26, 2022	3,240	150,012	Date of 2023 Annual General Meeting

(1)	Face value has been calculated based on the price of a share of common stock of the Company at grant of $50.56 for awards made on April 1, 2022, $46.30 for awards made on May 26, 2022.
(2)	Mr. Peffer was not granted an LTI Award in 2022 since he retired from his position as a Director in May 2022.

Vesting of PRSUs is dependent on the achievement of the following performance measures:

	Relative Adjusted EPS (annual periods)						3-Year CAGR
Relative Growth Performance of Adjusted EPS	Year 1 Relative Adjusted EPS Growth	Banked Units(1)	Year 2 Relative Adjusted EPS Growth	Banked Units(1)	Year 3 Relative Adjusted EPS Growth	Banked Units(1)	3-Year CAGR Relative Performance	3-Year CAGR Modifier(1)
<25th %tile		0%		0%		0%	n/a	n/a
25th %tile	Threshold	50%	Threshold	50%	Threshold	50%	n/a	n/a
50th %tile	Target	100%	Target	100%	Target	100%	50th %tile	100%
75th %tile	Maximum	100%	Maximum	125%	Maximum	150%	75th %tile	150%

(1) The banked units percentage for each year within the three-year performance period will be interpolated on a straight-line basis, provided threshold is met.

ROIC Modifier
Year 1 ROIC Target	Modifier	Year 2 ROIC Target	Modifier	Year 3 ROIC Target	Modifier
<10%	0.85	<10%	0.85	<10%	0.85
10-15%	1.00	10-15%	1.00	10-15%	1.00
>15%	1.15	>15%	1.15	>15%	1.15

1/3 PRSUs Granted	+	1/3 PRSUs Granted	+	1/3 PRSUs Granted	=	Cumulative Number of Banked Units
x		x		x
Year 1 Adjusted EPS Banked %		Year 2 Adjusted EPS Banked %		Year 3 Adjusted EPS Banked %
x		x		x
Year 1 ROIC Modifier		Year 2 ROIC Modifier		Year 3 ROIC Modifier

APPENDIX A - PAGE 4

On the vesting date, the number of PRSUs that will vest is the greater of:

Option 1		Option 2(1)
Cumulative Number of Banked Units	or	100% PRSUs Granted
x
3-Year CAGR Modifier
x
Year 3 ROIC Modifier
(1)    Option 2 can only be applied if 3-Year CAGR Relative Performance is greater than the 50th percentile and Year 3 ROIC is 10% or greater.
Payments to Past / Former Directors
There were no payments to past or former Directors for the year ended December 31, 2022.
Payments for Loss of Office
There were no payments for loss of office for the year ended December 31, 2022.
Pension Benefits
There were no payments for pension benefits for the year ended December 31, 2022.
Statement of the Directors' Shareholding and Share Interests
The Compensation Committee has adopted a policy requiring Executive Directors to hold six times their annual salary and Non-Executive Directors to hold five times their annual cash retainer in share value (approximately $5.9 million holding requirement for Mr. Cote, our Executive Director, and $425,000 holding requirement for all Non-Executive Directors), to ensure that Directors maintain a meaningful ownership stake in the Company and that they are encouraged to take a long-term view on value creation. As of December 31, 2022, the Directors were either in compliance with the share ownership guidelines or within the applicable retention or grace periods. The following table provides details of the Directors’ shareholdings as of December 31, 2022:

Director	Beneficially Owned Shares	% Shareholding Guideline Achieved	Number of shares under vested but unexercised stock options	Number of shares under unvested RSUs and stock options	Number of shares under unvested PRSUs
Jeffrey Cote	131,201	100%	196,224	102,856	183,516
John Absmeier	10,792	100%	—	3,240	—
Daniel Black	3,733	68%		3,240
Lorraine Bolsinger	7,824	100%	—	3,240	—
James E. Heppelmann	20,141	100%	14,940	3,240	—
Constance E. Skidmore	16,216	100%	—	3,240	—
Steven Sonnenberg	7,824	100%	—	3,240	—
Martha Sullivan	298,028	100%	616,080	28,043	—
Andrew Teich	20,141	100%	15,640	3,240	—
Stephen Zide	21,536	100%	27,340	3,240	—
During the period from January 1, 2023 through April 1, 2023, the following changes in Mr. Cote's beneficial ownership occurred:

	Exercise	Vested	Grant (1)
Options	49,550	11,000	—
RSUs	N/A	50,050	50,380
PRSUs	N/A	70,211	61,576
(1)    Granted in accordance with the 2021 Equity Incentive Plan.

APPENDIX A - PAGE 5

Option Exercises During 2022
The following table includes information on the stock options exercised by the Directors during the year ended December 31, 2022:

Director	Number of stock options exercised during 2022	Exercise Price	Expiry Date
Martha N. Sullivan	198,000	$32.03	April 5, 2023
Stephen M. Zide	12,900	$31.76	May 25, 2022
Performance Graph and Table
The graph below illustrates the Company's performance compared to the S&P 500, which is considered the most appropriate broad equity market index against which the Company's performance should be measured. Performance is measured by total shareholder return. The following graph reflects the stub period from December 31, 2021 to the last day of the financial period, December 31, 2022.  A graph showing performance for the three-year period from December 31, 2020 to December 31, 2022 is included in the CD&A.

Chief Executive Officer Remuneration
The table below provides information regarding the components of the Company’s Chief Executive Officers' remuneration as a percentage of the CEO single figure. The table provides information for 2022 and a comparison to 2021.

	2022	2021
CEO single figure (1)	$7,146,846	$4,255,844.20
Bonus (% of maximum awarded)	50%	88%
Performance-based LTI (% of maximum vesting)	48%	—%
(1)    CEO compensation is composed of base salary, annual incentive bonus attributable to the performance year, and value of LTI awards on vesting.

APPENDIX A - PAGE 6

Percentage Change Comparisons: Directors' Compensation Versus Employees
In the table below, values in column "a" represent the percentage change in salary and fees; values in column "b" represent the percentage change in taxable benefits; and values in column "c" represent the percentage change in bonus outcomes for performance periods in respect of each financial year.
For the purposes of comparison, the employee percentages shown below represent the relative change between the average full-time equivalent pay for every employee employed by the Company at any point during the relevant financial year, and the equivalent average value for the preceding financial year.

	2022 v 2021			2021 v 2020			2020 v 2019
Percentage Change for:	a	b	c	a	b	c	a	b	c
Employees	5%	(13)%	12%	8%	25%	14%	5%	70%	(9)%
Jeffrey Cote	3%	(38)%	4%	48%	29%	9%	7%	—%	(19)%
John Absmeier	—%	32%	n/a	17%	124%	n/a	17%	(30)%	n/a
Daniel Black(1)	1%	485%	n/a	n/a	n/a	n/a	n/a	n/a	n/a
Lorraine Bolsinger(2)	7%	—%	n/a	1%	—%	n/a	n/a	n/a	n/a
James E. Heppelmann	1%	(100)%	n/a	11%	(11)%	n/a	(9)%	(48)%	n/a
Charles W. Peffer(3)	(58)%	(89)%	n/a	14%	119%	n/a	(8)%	(39)%	n/a
Constance E. Skidmore	2%	(100)%	n/a	16%	(31)%	n/a	(8)%	(50)%	n/a
Steven Sonnenberg(2)	1%	(10)%	n/a	1%	—%	n/a	n/a	n/a	n/a
Martha Sullivan(4)	33%	—%	n/a	(55)%	(100)%	n/a	(83)%	(98)%	n/a
Andrew Teich	1%	(100)%	n/a	15%	(38)%	n/a	23%	(11)%	n/a
Stephen Zide	—%	(100)%	n/a	3%	48%	n/a	(6)%	—%	n/a
(1)     Mr. Black was appointed to the Board at the beginning of 2021, and therefore, no comparison to 2020 is available.
(2)     Mr. Sonnenberg and Ms. Bolsinger were appointed to the Board part way in 2020, and therefore, other than for one-                time items, their pay has been annualized for comparison.
(3)     Mr. Peffer retired from the Board at the 2022 Annual Meeting.
(4)     Ms. Sullivan was appointed to the Board in March of 2020, and her 2020 and 2019 amounts reflect her pay disclosed in the Executive Director - Single Figure Table during her tenure as the CEO

Relative Importance of Spend on Pay
During the year ended December 31, 2022, the Company's compensation paid to its employees and distributions to shareholders were as follows:

($ millions)	2021	2022	% change 2022 vs. 2021
Employee costs (1)	$745	$780	5%
Share repurchases	$48	$292	508%
Dividends paid	$—	$51	n/a
Cash paid for acquired businesses	$764	$629	(18)%
(1)    Includes $25.7 million and $31.8 million of share-based compensation expense for 2021 and 2021, respectively, which are not cash expenditures, but we consider compensation for our employees and are included in expense as wages.
The Company selected cash paid for acquired businesses as a comparative to provide a context for shareholders to compare the Company’s investment in its employees and strategic acquisitions to its direct return of value to shareholders.

APPENDIX A - PAGE 7

Statement of Implementation of Compensation Policy in 2023
In the coming financial year, any changes to our Executive Director’s salary will be determined consistently with our Directors’ Remuneration Policy. In determining pay raises for Executive Directors, pay raises for employees in the Company and other factors were taken into consideration. Benefits and pension entitlements will remain similar to those in 2022.
For the 2023 annual incentive bonus program, the performance metrics will be Adjusted Operating Income and Adjusted Free Cash Flow and will include a performance scorecard. For LTI awards in the form of PRSUs, the performance metrics will be Relative TSR Performance and ROIC. LTI awards will be a mix of RSUs and PRSUs for the Executive Director and only RSUs for Non-Executive Directors.
Consideration by the Directors of Matters Relating to Directors' Remuneration
The members of the Compensation Committee met four times during 2022. The meetings attended by each member are set out below:

	Meetings obliged to attend	Meetings attended
Daniel L. Black	4	4
Lorraine A. Bolsinger	4	4
James E. Heppelmann	4	4
Constance E. Skidmore	4	4
FW Cook has been retained as the independent consultant since 2015. The consultant is engaged by, and reports directly to, the Chairman of the Compensation Committee. The consultant does not advise Company management or receive other compensation from the Company. The Compensation Committee annually reviews the independence of FW Cook pursuant to SEC and NYSE rules. The Compensation Committee has determined that no conflict of interest exists that would prevent FW Cook from serving as an independent consultant to the Compensation Committee, and, therefore, considers its advice to be independent and objective. During 2022, the consultant assisted the Compensation Committee by:
•providing insights and advice regarding our Company compensation philosophy, objectives and strategy;
•developing criteria for identification of our peer group for Director compensation and Company performance review purposes;
•reviewing management's design proposals for short-term cash and long-term equity incentive compensation programs;
•providing insights and advice regarding our analysis of risks arising from our compensation policies and practices;
•providing compensation data from the Company's peer group proxy and other disclosures;
•advising on and providing comments on management's recommendations regarding senior executives' annual incentives for 2022 and equity based awards granted in 2022.
FW Cook charges the Company on an hourly rate plus expense basis. During the year ended December 31, 2022, the Company paid FW Cook $149,055 for its services.
Statement of Voting at General Meeting
The next advisory vote on the Directors' Compensation Report will take place at the Annual General Meeting in 2023, and the next binding vote on the Directors' Remuneration Policy will take place at the Annual General Meeting in 2025.
CEO Pay Ratio Discussion

Year	Method	25th Percentile Pay Ratio	Median Pay Ratio	75th Percentile Pay Ratio
2022	Option A	197:1	155:1	112:1
2021	Option A	125:1	96:1	67:1
2020	Option A	144:1	111:1	82:1
2019	Option A	107:1	82:1	59:1
The pay ratios above are calculated by using actual earnings for the CEO and employees in the United Kingdom (the "UK"). The CEO total single figure remuneration of $7,146,846 is disclosed on page A-7 of this report.

APPENDIX A - PAGE 8

Total remuneration for all our UK full-time equivalent employees on December 31, 2022 have been calculated consistently with the single figure methodology and reflects their actual earnings received in 2022 (excluding business expenses), which were used to produce the percentile calculation under Option A. Business expenses have been excluded as they are reimbursed to the employees and not substantial in value to significantly impact the ratios.
We have chosen Option A because it is the most robust and statistically accurate way for us to calculate the three ratios from the options available in the regulations. It also aligns with our standard internal and external reporting practices and strategic objectives.
Base salary and total pay and benefits for each of the percentiles are shown in the table below:

		25th Percentile	Median Percentile	75th Percentile
2022	Salary component	$34,174	$43,780	$59,126
	Total pay and benefits	$36,348	$46,152	$63,597
2021	Salary component	$32,343	$42,313	$59,677
	Total pay and benefits	$34,182	$44,216	$63,373
2020	Salary component	$29,947	$38,252	$54,006
	Total pay and benefits	$37,011	$48,017	$65,143
2019	Salary component	$29,499	$31,622	$42,663
	Total pay and benefits	$34,098	$44,462	$61,547
The Compensation Committee believes that the median pay ratio is consistent with our pay, reward and progression policies. Base salaries of all employees, including our CEO (Executive Director), are set with reference to a range of factors including market practice, experience and performance in role.
Our CEO pay ratio is likely to vary, potentially significantly, over time because it will be driven largely by CEO variable pay outcomes. In line with our reward principles, the CEO has a larger portion of pay based on performance than employees at the 25th, median, and 75th percentiles. This means that depending on our performance, the CEO pay ratio could increase or decrease significantly. The Compensation Committee believes that our executive officers should have a significant proportion of their pay directly linked to performance.

APPENDIX A - PAGE 9

APPENDIX B RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
This Proxy Statement discusses certain financial measures that are not presented in accordance with U.S. GAAP ("non-GAAP financial measures"), which are used by our management, Board, and investors. We use these non-GAAP financial measures internally to make operating and strategic decisions, including the preparation of our annual operating plan, evaluation of our performance, and as a factor in determining compensation for certain employees. We believe these non-GAAP measures provide additional information to facilitate comparisons of our historical operating results and trends in our underlying business.
Non-GAAP financial measures should be considered as supplemental in nature and are not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with U.S. GAAP. In addition, our non-GAAP financial measures may not be the same as or comparable to similar non-GAAP measures presented by other companies. We consider quantitative and qualitative factors in assessing whether to adjust for the impact of items that may be significant or that could affect an understanding of our ongoing financial and business performance or trends.
Reconciliations of these non-GAAP measures to the most comparable U.S. GAAP measures are included below.
Free cash flow and adjusted free cash flow to net cash provided by operating activities:

	For the years ended December 31,			For the years ended December 31,
($ in thousands)	2022	2021	% Change	2020
Net cash provided by operating activities	$460,593	$554,151	(16.9)%	$559,775
Less: Additions to property, plant and equipment and capitalized software	(150,064)	(144,403)	(3.9)%	(106,719)
Free cash flow	310,529	409,748	(24.2)%	453,056
Plus: Impact of acquisition related retention costs(1)	23,500	N/A		N/A
Adjusted free cash flow (for purposes of annual incentive plan)	$334,029	$409,748	(18.5)%	$453,056
(1) Adjustments to Free Cash Flow for the impact of acquisition related retention costs were not included in the design of the 2021 annual incentive plan and Free Cash Flow was not a metric in the design of the 2020 annual incentive plan.

Adjusted earnings per share to diluted net income per share:
Per share amounts have been calculated based on unrounded numbers. Accordingly, certain amounts may not sum due to the effect of rounding.

	For the years ended December 31,			For the years ended December 31,
	2022	2021	% Change	2020	2019
Diluted net income per share	$1.99	$2.28	(12.7)%	$1.04	$1.75
Non-GAAP adjustments:
Restructuring related and other	0.24	0.16	50.0%	0.62	0.40
Financing and other transaction costs	0.05	0.26	(80.8)%	0.04	0.22
Deferred loss/(gain) on derivative instruments	0.01	0.07	(85.7)%	(0.04)	(0.04)
Step-up depreciation and amortization	0.95	0.80	18.8%	0.79	0.86
Deferred taxes and other tax related	0.11	(0.03)	NM	(0.26)	0.34
Amortization of debt issuance costs	0.04	0.04	—%	0.04	0.05
Total adjustments, before tax effect	1.41	1.30	8.5%	1.20	1.82
Tax effect of non-GAAP adjustments	(0.01)	(0.02)	50.0%	(0.03)	(0.01)
Adjusted earnings per share	$3.40	$3.56	(4.5)%	$2.21	$3.56

APPENDIX B - PAGE 1

Adjusted operating income to operating income:

	For the years ended December 31,
($ in thousands)	2022	2021	2020
Operating income	$670,139	$633,240	$337,737
Non-GAAP adjustments:
Restructuring related and other	36,472	23,565	87,420
Financing and other transaction costs	(75,550)	13,236	8,209
Step-up depreciation and amortization	148,291	127,642	125,677
Deferred (gain)/loss on derivative instruments	(1,473)	8,327	3,066
Total adjustments	107,740	172,770	224,372
Adjusted operating income	777,879	806,010	562,109
Annual incentive bonus design adjustments:
Impact from divestitures(1)	11,300	—	—
Adjusted operating income (for purposes of Annual Incentive Bonus)	$789,179	$806,010	$562,109
(1) Adjustments to Adjusted Operating Income for the impact of divestitures were not included in the design of the 2021 annual incentive plan and Adjusted Operating Income was not a metric in the design of the 2020 annual incentive plan.

Adjusted operating margin to operating margin:

For the year ended December 31, 2022
Operating margin	16.6%
Non-GAAP adjustments:
Restructuring related and other	0.9%
Financing and other transaction costs	(1.9)%
Step-up depreciation and amortization	3.7%
Deferred gain on derivative instruments	0.0%
Total adjustments	2.7%
Adjusted operating margin	19.3%

Adjusted EBITDA to net income:

($ in thousands)	For the year ended December 31, 2022
Net income	$310,685
Interest expense, net	178,819
Provision for income taxes	86,017
Depreciation expense	127,184
Amortization of intangible assets	153,787
EBITDA	856,492
Non-GAAP adjustments
Restructuring related and other	38,013
Financing and other transaction costs	7,504
Deferred loss on derivative instruments	1,877
Adjusted EBITDA	$903,886

Net leverage ratio to total debt, finance lease, and other financing obligations:

($ in thousands)	For the year ended December 31, 2022
Current portion of long-term debt, finance lease and other financing obligations	$256,471
Finance lease and other financing obligations, less current portion	24,742
Long-term debt, net	3,958,928
Total debt, finance lease, and other financing obligations	4,240,141
Less: debt discount, net of premium	(3,360)
Less: deferred financing costs	(29,916)
Total gross indebtedness	4,273,417
Less: cash and cash equivalents	1,225,518
Net debt	$3,047,899
Adjusted EBITDA	$903,886
Net leverage ratio	3.4

APPENDIX B - PAGE 2

APPENDIX C RULE 10B-18 REPURCHASE CONTRACT
RULE 10B-18 REPURCHASE CONTRACT
This agreement is made on ________, 20__
BETWEEN:
Sensata Technologies Holding plc (the "Company")
Interface House
Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon
Wiltshire
SN4 8SY
United Kingdom
Registered No. 10900776

and

__________________ (the "Counterparty")
__________________
__________________

It is agreed that the Counterparty will purchase on a principal basis interests in ordinary shares of the Company, nominal (i.e., par) value €0.01 per share (the "Ordinary Shares"), for subsequent sale and delivery to the Company pursuant to the terms of this Agreement as follows:
1.Throughout the period of this Agreement, Ordinary Shares will be purchased in the open market or through privately negotiated transactions by the Counterparty upon instructions provided from time to time by the Company as to the number of Ordinary Shares to be purchased over a designated period of time and the price or prices that the Company is willing to pay for the Ordinary Shares (the "Purchase Price"), such instructions to be provided by the Company from one or more authorised person(s) to be notified to the Counterparty by the Company (each an "Authorised Person").
2.Ordinary Shares will be purchased by the Counterparty in accordance with all applicable laws and regulations, including (without limitation):
a.the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Securities Exchange Act of 1934, as may be amended or superseded from time to time (the "Exchange Act"), provided, that the Counterparty shall not be responsible for compliance with such volume limitations to the extent that the Company or any affiliated purchaser of the Company has purchased shares through any other broker or dealer on any single day (including the purchase of a block of stock under the “one block per week” exemption provided for under Rule 10b-18(b)(4)) and the Company either (i) has not informed the Counterparty of any such purchases executed on the same day (or, in the case of block purchases, during the same week) on which the Company has instructed the Counterparty to effect purchases under this Agreement or (ii), in the case of block purchases, has not informed the Counterparty of the volume of all such block purchases effected during the prior four weeks for purposes of computing allowable trading volume. The maximum value of Ordinary Shares, at acquisition cost, to be purchased under this program will be advised to the Counterparty by an Authorised Person from time to time following the execution of this Agreement;
b.Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act regarding timing of purchases; and
c.Rule 10b-18(b)(3) of the Exchange Act regarding price of purchases, as such laws and regulations may be amended from time to time.

APPENDIX C - PAGE 1

3.Notwithstanding the foregoing, and where such is in compliance with the requirements of Rule 10b-18:
a.the maximum price that may be paid to purchase an Ordinary Share shall be 110% of the last reported sale price per share for the Ordinary Shares on the New York Stock Exchange or such other exchange on which the Ordinary Shares are principally listed from time to time (the "Principal Market"), in each case determined at the time that the purchase is made; and
b.the maximum aggregate number of Ordinary Shares which may be purchased pursuant to this Agreement shall not exceed 20% of the total issued ordinary shares of the Company as at 5:00 pm (London time) on May 26, 2022 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time.
4.The Company confirms that all purchases will be effected pursuant to Rule 10b-18 of the Exchange Act, from or through only one broker or dealer on any single day or as otherwise allowed by Rule 10b-18(b) of the Exchange Act.
5.Purchases may be made on any national securities exchange, electronic communication network (ECN), alternative trading system (ATS), in over-the-counter (OTC) transactions or through privately negotiated transactions.
6.Before purchases commence under this Agreement, the Company and/or its predecessor, Sensata Technologies Holding N.V., will have disclosed the repurchase program to the public.
7.The Company reserves the right to instruct the Counterparty to suspend purchases at any time, without prejudice to the settlement of purchases effected by the Counterparty prior to the receipt of notice of such suspension. Notification of suspension will be communicated directly to the Counterparty via email or such other methods as are agreed between the Company and the Counterparty. The Company agrees that purchases shall not be made at any time when, for legal or regulatory reasons, it would be inappropriate for the Counterparty or the Company to effect such purchases.
8.The Company represents that the entry into this Agreement and any purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will comply with and not violate or contravene any legal, regulatory or contractual restriction or requirement applicable to the Company or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act and that the Company has obtained and will maintain all necessary consents and approvals to enter into this Agreement and carry out purchases of Ordinary Shares pursuant to this Agreement.
9.The Counterparty represents that it has established reasonable policies and procedures to ensure that its agents and representatives responsible for executing purchases of Ordinary Shares pursuant to this Agreement will not violate the federal insider trading laws and will use good faith efforts to comply with the requirements of Rule 10b-18.
10.Daily purchase information will be provided by the Counterparty to the Company by phone or email, and trade confirmations will be sent by email or fax on each relevant trade date.
11.Purchases of Ordinary Shares, in accordance with the instructions contained herein, will commence on the date to be agreed between the Company and the Counterparty.
12.Notices for the attention of the Company shall be sent to the Company's Treasurer (or such other person(s) as notified in writing to the Counterparty by the Company) at the address, email address and/or fax number (as applicable) notified in writing to the Counterparty by the Company.
13.Notices for the attention of the Counterparty shall be sent to the address notified in writing to the Company by the Counterparty.
14.Any notice shall be deemed given on the date received by the recipient pursuant to Paragraph 12 or 13 above or, if received after 4:00 PM New York City time, on the next day on which the Principal Market is open for business and the Ordinary Shares trade in the regular way on the Principal Market (a "Trading Day") or if received on a day that is not a Trading Day, on the next Trading Day
15.The Counterparty shall (including, without limitation, by liaising with the transfer agent and registrar of the Company (the "Transfer Agent")) procure that any Ordinary Share to be sold by the Counterparty to the Company is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depository Trust Company (the "DTC System") (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Company receives the Ordinary Share in record form (a "Record Share").

APPENDIX C - PAGE 2

16.In accordance with Paragraph 15, the Counterparty shall sell, and the Company shall purchase, all such Record Shares. Such purchase(s) shall be (a) settled on the same day that the Counterparty acquires the shares upon the settlement of its purchase(s) pursuant to Paragraph 1; and (b) on the same terms as the purchase(s) were effectuated by the Counterparty pursuant to Paragraph 1. Following such purchase and delivery, the Company shall be registered as the record holder of such Record Shares, or such Record Shares shall otherwise be cancelled by the Company. The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty.
17.The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this Agreement.
18.The Company will pay for any and all Record Shares purchased by it in accordance with Paragraph 15 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of Record Shares or such other date as may be agreed between the Company and the Counterparty. Any commission payable by the Company in respect of the delivery of Record Shares shall be agreed in writing from time to time between the Company and the Counterparty, and shall be paid to the Counterparty by the Company on delivery of Record Shares or such other date as may be agreed between the Company and the Counterparty. The relevant bank account details of the Counterparty shall be notified to the Company by the Counterparty in writing from time to time.
19.The Counterparty and the Company each acknowledge and agree that:
a.Prior to an acquisition by the Company under Paragraph 15 hereof, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Share purchased by the Counterparty pursuant to this Agreement;
b.Nothing in this Agreement is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and
c.The Counterparty shall act as principal in respect of its acquisition of the Ordinary Shares and shall effect purchases of shares hereunder in "riskless principal transactions" as defined in Rule 10b-18(a)(12) of the Exchange Act.
20.This Agreement will be governed by and construed in accordance with the internal laws of the State of New York.
21.This Agreement may not be assigned by any party without the prior written consent of the other party.
22.This Agreement is binding upon, and inures to the benefit of, the parties and their respective permitted successors and assigns.
23.This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
24.If any provision of this Agreement is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. All other provisions of this Agreement will continue and remain in full force and effect.
25.This Agreement may be terminated by either party at any time, and with immediate effect, upon written notice from one party to the other by overnight mail, email or fax, at the addresses or fax numbers previously notified by the other party.
26.The Company represents and warrants that it is not, on the date hereof (and on any of the dates the Company notifies Counterparty to transact under this Agreement), in possession of any material non-public information regarding the Company or the Ordinary Shares. Information is "Material" if there is a substantial likelihood that a reasonable investor would consider it important in making an investment decision. Information is “Non-public” if it has not been disseminated in a manner making it available to investors generally. The Company also represents and warrants that it is currently in an open trading window and will be on the dates the Company notifies Counterparty to transact under this Agreement.

APPENDIX C - PAGE 3

27.The Company has previously adhered to the ISDA 2018 U.S. Resolution Stay Protocol as published by the International Swaps and Derivatives Association, Inc. as of July 31, 2018 (the “ISDA U.S. Protocol”), and the terms of such protocol, as it is in force from time to time, shall be incorporated into and form a part of this agreement. For purposes of incorporating the ISDA U.S. Protocol, the Counterparty shall be deemed to be a Regulated Entity, the Company shall be deemed to be an Adhering Party, and this agreement shall be deemed to be a Protocol Covered Agreement. Capitalized terms used but not defined in this paragraph shall have the meanings given to them in the ISDA U.S. Protocol.
28.The company shall comply with all requirements under the rules, if any, as may be adopted by the U.S. Securities and Exchange Commission (“SEC”) in connection with the SEC’s Rule 10b5-1 and Insider Trading proposal announced on December 15, 2021 and under the rules, if any, as may be adopted by the SEC in connection with the SEC’s Share Repurchase Disclosure Modernization proposal announced on December 15, 2021.

SENSATA TECHNOLOGIES HOLDING PLC (the "Company")
By: _____________________________
Name: _____________________________
Title: _____________________________

_____________________________ (the "Counterparty")
By: _____________________________
Name: _____________________________
Title: _____________________________

APPENDIX C - PAGE 4

APPENDIX D RULE 10B5-1 REPURCHASE PLAN
RULE 10B5-1 REPURCHASE PLAN
Repurchase Plan, dated _______, 20__ (the "Repurchase Plan"),
BETWEEN:
Sensata Technologies Holding plc (the "Company")
Interface House
Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon
Wiltshire
SN4 8SY
United Kingdom
Registered No. 10900776
and
__________________ (the "Counterparty")
__________________
__________________

Capitalized terms used and not otherwise defined in the body of this Repurchase Plan shall have the meaning given to such terms in Exhibit A hereto, which is incorporated herein and made part of this Repurchase Plan.
WHEREAS, the Company desires to establish this Repurchase Plan to purchase its ordinary shares, nominal (i.e., par) value €0.01 per share (the "Ordinary Shares"); and
WHEREAS, the Company desires to purchase Ordinary Shares from the Counterparty in accordance with this Repurchase Plan.
NOW, THEREFORE, the Company and the Counterparty hereby agree as follows:
I.Implementation of the Plan
1.Prior to the commencement of the transactions contemplated by this Repurchase Plan the parties shall agree in writing in a form substantially as set forth in Exhibit A hereto to certain terms in respect of the proposed repurchases.
2.During the Repurchase Period, the Counterparty shall effect one or more purchases as principal of Ordinary Shares having a maximum aggregate value of no more than the Total Repurchase Amount. On each Trading Day, the Counterparty shall purchase that number of Ordinary Shares having an aggregate value of up to the Maximum Amount, plus or minus up to $1,000. Notwithstanding the foregoing, the Counterparty shall not purchase any Ordinary Shares at a price exceeding the Limit Price and the maximum aggregate number of Ordinary Shares which may be purchased pursuant to this Repurchase Plan shall not exceed the Repurchase Cap.
3.If, consistent with ordinary principles of best execution or for any other reason, the Counterparty cannot purchase the Maximum Amount on any Trading Day, then the amount of such shortfall may be purchased as soon as practicable on the immediately succeeding Trading Day and on each subsequent Trading Day as is necessary to purchase such shortfall consistent with ordinary principles of best execution; provided that in no event may the amount of such shortfall be purchased later than the fourth business day after such Trading Day.
4.Nevertheless, if any such shortfall exists after the close of trading on the last Trading Day of the Repurchase Period, the Counterparty’s authority to purchase such shares under this Repurchase Plan shall terminate.
5.The Counterparty may make purchases pursuant to this Repurchase Plan in the open market or through privately negotiated transactions. The Counterparty agrees to comply with the manner of purchase requirements of paragraphs (b)(2), (b)(3) and (b)(4) of Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the

APPENDIX D - PAGE 1

"Exchange Act") in effecting any purchase of Ordinary Shares in the open market pursuant to this Repurchase Plan. The Company agrees not to take any action that would cause any purchase in the open market not to comply with Rule 10b-18, nor to attempt to influence when or whether purchases are made by the Counterparty.
6.The Counterparty shall (including without limitation, by liaising with the transfer agent and registrar of the Company (the "Transfer Agent")) procure that any Ordinary Share to be sold by the Counterparty to the Company is transmitted or delivered by DWAC or similar means of transmission so that such Ordinary Share is withdrawn from the facilities of the Depositary Trust Company (the "DTC System") (in particular by removing any Ordinary Share deposited with the nominee of the DTC System, Cede & Co.) and the Company receives the Ordinary Share in record form (a "Record Share").
7.In accordance with Article I, Paragraph 6 and Exhibit A, the Counterparty shall sell, and the Company shall purchase, all such Record Shares. Such purchase(s) shall be (a) settled on the same day that the Counterparty acquires the shares upon the settlement of its purchase(s) pursuant to Article I, Paragraph 2 and; (b) on the same terms as the purchase(s) were effectuated by the Counterparty pursuant to Article I, Paragraph 2. Following such purchase and delivery, the Company shall be registered as the record holder of such Record Shares or such Record Shares shall otherwise be cancelled. The Company shall be responsible for any stamp duty that is due in respect of the purchase of Record Shares from the Counterparty. The Counterparty shall deliver to the Transfer Agent any documents as may be necessary or as may be reasonably requested by the Transfer Agent to give effect to the purchase, delivery, registration or cancellation of any Record Shares to the Company in accordance with the terms of this Repurchase Plan.
8.The Company will pay for any Record Shares purchased by it in accordance with Article I, Paragraph 6 above by wiring funds to the bank account of the Counterparty or other designee by no later than the date of delivery of the Record Shares or such other date as may be agreed between the Company and the Counterparty. Any commission payable by the Company in respect of the delivery of Record Shares shall be set forth in Exhibit A, and shall be paid to the Counterparty by the Company on delivery of the Record Shares or such other date as may be agreed between the Company and the Counterparty. The relevant bank account details of the Counterparty or its designee shall be notified to the Company by the Counterparty in writing from time to time.
9.Following the commencement of the Repurchase Period, this Repurchase Plan shall terminate on the earliest of: (i) the date an aggregate purchase amount of Ordinary Shares (exclusive of commissions) equal to the Total Repurchase Amount (as defined in Exhibit A) have been purchased pursuant to this Repurchase Plan; (ii) the date that any person publicly announces a tender or exchange offer with respect to the Ordinary Shares; (iii) the date of public announcement of a merger, acquisition, reorganization, recapitalization or comparable transaction affecting the Company as a result of which either (A) the Ordinary Shares are to be exchanged or converted into other securities or property or (B) the alternate volume calculations set forth in Rule 10b-18(a)(13) have become effective; (iv) the date on which Counterparty receives notice of the intended or actual commencement of any proceedings in respect of or triggered by the Company's bankruptcy, insolvency or similar proceeding; (v) the date on which any event of termination described herein shall occur; (vi) promptly after the receipt of written notice of termination signed by an officer of the Company and confirmed by telephone (provided that (A) any such termination shall not cause purchases previously effected pursuant to this Repurchase Plan to fail to be entitled to the benefits of Rule 10b5-1(c) and (B) any such termination notice shall not indicate the reasons for the termination or contain any material non-public information); or (vii) the date on which the Repurchase Period ends as set out in Exhibit A.
Upon termination of this Repurchase Plan, the Counterparty shall immediately suspend executing purchases pursuant to the Repurchase Plan.
10.It is the intent of the Company and the Counterparty that the Repurchase Plan comply with the requirements of Rule 10b5-1(c)(1)(i)(B) and Rule 10b-18 under the Exchange Act, and this Repurchase Plan shall be interpreted to comply with the requirements thereof.
11.The Counterparty agrees to purchase Ordinary Shares in accordance with (i) Rules 10b-18(b)(2) and 10b-18(c)(1) of the Exchange Act ("Time of Purchases"), (ii) Rule 10b-18(b)(3) of the Exchange Act ("Price of Purchases") and (iii) the volume limitations of Rules 10b-18(b)(4) and 10b-18(c)(2) of the Exchange Act.
12.If the Counterparty must suspend purchases of Ordinary Shares under the Repurchase Plan on a particular day for any of the following reasons (any such reason, a "Blackout"):
a.the Ordinary Shares are not trading in the regular way on the New York Stock Exchange (the "Exchange");
b.trading of the Ordinary Shares on the Exchange is suspended for any reason;

APPENDIX D - PAGE 2

c.the Counterparty cannot effect a purchase of Ordinary Shares due to legal, regulatory or contractual restrictions applicable to it (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18 of the Exchange Act) or a restriction under the terms of any contract applicable to the Counterparty;
d.the Counterparty, in its sole discretion, deems such purchase to be inadvisable as a result of a distruption in the financial markets, or in the market activity in the Ordinary Shares; or
e.the Counterparty has received a Suspension Notice (as defined in Article I, Paragraph 13 below) from the Company in accordance with Article I, Paragraph 13 below, then the Counterparty will resume purchases in accordance with this Repurchase Plan on the next day specified in the Repurchase Plan if practicable (or as soon as otherwise practicable) after the condition causing the suspension of purchases has been resolved or, in the event of a suspension caused by the receipt of a Suspension Notice from the Company, receipt of notice from the Company requesting that the Counterparty resumes purchases pursuant to this Repurchase Plan. Any purchases that would have been executed in accordance with the terms of this Repurchase Plan but are not executed due to the existence of a Blackout shall be deemed to be cancelled and shall not be effected pursuant to this Repurchase Plan.
13.The Counterparty agrees that if the Company enters into a transaction that results, in the Company's good faith determination, in the imposition of trading restrictions on the Company, and if the Company shall provide the Counterparty prior notice (a "Suspension Notice"), then Counterparty will cease effecting purchases under this Repurchase Plan until notified by the Company that such restrictions have terminated. Any Suspension Notice shall be delivered pursuant to Article III, Paragraph 1 (set out below) and shall indicate the anticipated duration of the suspension, but shall not include any other information about the nature of such suspension or its applicability to the Company and shall not in any way communicate any material non-public information about the Company or its securities to the Counterparty.
14.The number of Ordinary Shares, together with other share amounts and prices, if applicable, as set forth in Exhibit A, shall be adjusted automatically on a proportionate basis to take into account any stock split, reverse stock split or stock dividend with respect to the Ordinary Shares or any change in capitalization with respect to the Company that occurs during the term of this Repurchase Plan.
15.Except as otherwise expressly set forth in this Repurchase Plan, the Company acknowledges and agrees that it does not have authority, influence or control over any purchase executed by the Counterparty pursuant to this Repurchase Plan, and the Company will not attempt to exercise any authority, influence or control over such purchases. The Counterparty agrees not to seek advice from the Company with respect to the manner in which it executes purchases under this Repurchase Plan. The Company agrees that it shall not, directly or indirectly, communicate any information relating either to the Ordinary Shares or to the Company to any member of Counterparty's securities division at any time during the term of this Repurchase Plan. The Company shall be solely responsible for complying with all reporting or filing requirements, or with any laws not mentioned herein, that may apply to purchases under this Repurchase Plan.
16.The Company agrees that, in the absence of bad faith, gross negligence or willful misconduct, Counterparty and its affiliates and their directors, officers, employees and agents (collectively, "Broker Persons") shall not have any liability whatsoever to the Company for any action taken or omitted to be taken in connection with this Repurchase Plan or the making of any purchase hereunder. The Company further agrees to hold each Broker Person free and harmless from any and all losses, damages, liabilities or expenses (including reasonable attorneys' fees and costs) incurred or sustained by such Broker Person in connection with or arising out of any suit, action or proceeding relating to this Repurchase Plan (each an "Action") and to reimburse each Broker Person for such Broker Person's expenses, as they are incurred, in connection with any Action, unless such loss, damage, liability or expense is determined in a non-appealable order of a court of competent jurisdiction to be solely the result of such Broker Person's bad faith, gross negligence or willful misconduct. This paragraph shall survive termination of this Repurchase Plan.
II.Representations and Warranties
1.The Counterparty represents that it has established reasonable policies and procedures to ensure that its agents and representatives responsible for executing purchases of Ordinary Shares pursuant to this Repurchase Plan will not violate the insider trading laws and will comply with the requirements of Rule 10b-18 and Rule 10b5-1(c)(2) of the Exchange Act.
2.The Company represents that the entry into this Agreement and any purchases of Ordinary Shares by the Counterparty pursuant to the terms of this Agreement will comply with and not violate or contravene any legal,

APPENDIX D - PAGE 3

regulatory or contractual restriction or requirement applicable to the Company or the Ordinary Shares, including Section 10(b) and Rule 10b-5 of the Exchange Act and that the Company has obtained and will maintain all necessary consents and approvals to enter into this Agreement and carry out purchases of Ordinary Shares pursuant to this Agreement.
3.The Company represents that, as of the date hereof:
a.the Board of Directors of the Company has authorized the repurchase of the Ordinary Shares;
b.the Company and/or its predecessor, Sensata Technologies Holding N.V., publicly announced its authorization to effect repurchases of Ordinary Shares in a press release;
c.as of the date hereof, the Company is not aware of material non-public information concerning the Company and is entering into this Repurchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1;
d.the Company will not, during the period this Repurchase Plan is in effect, enter into any comparable agreement with any other broker if the period of such comparable agreement shall overlap with the period of this Repurchase Plan;
e.purchases of Ordinary Shares pursuant to this Repurchase Plan are not prohibited or restricted by any legal, regulatory or contractual restriction or undertaking binding on the Company; and
f.the Company shall immediately notify Counterparty if any of the statements contained in paragraphs 3(d) or 3(e) above become inaccurate prior to the termination of this Repurchase Plan.
III.General
1.All notices given by the parties under this Repurchase Plan shall be given by fax, email, certified mail or overnight courier as specified below:
a.If to the Counterparty:
Address: _____________________________
Attention: _____________________________
Email address: _____________________________
or such other person(s) as notified in writing to the Company by the Counterparty at the address, email address and/or fax number (as applicable) of such person(s) as notified in writing to the Company by the Counterparty.
b.If to the Company:
Address: _____________________________
Attention: _____________________________
Email address: _____________________________
or such other person(s) as notified in writing to the Counterparty by the Company at the address, email address and/or fax number (as applicable) of such person(s) as notified in writing to the Counterparty by the Company.
Any notice shall be deemed given on the date received by the recipient pursuant to this Paragraph or, if received after 4:00 PM New York City time on the next Trading Day (as defined in Exhibit A) or if received on a day that is not a Trading Day, on the next Trading Day.
2.The Counterparty shall provide information regarding purchases of Ordinary Shares daily to the Company by phone or email followed by trade details via fax, email, or such other methods as are agreed between the Company and the Counterparty. The Counterparty also shall email a trade confirmation to the Company on each trade date and provide summaries of trades on a daily basis via email as provided in Paragraph 1 of this Article. Names, phone numbers and email addresses for Company contacts may be changed by the Company by written notice to the Counterparty in accordance with Paragraph 1 of this Article. Other reports or information shall be provided at such times and with such frequency as are agreed between the Company and the Counterparty. The Counterparty and the Company each acknowledges and agrees that:

APPENDIX D - PAGE 4

a.prior to an acquisition by the Company pursuant to Article I, Paragraph 6, the Company shall not acquire, nor have any legal or beneficial interest in, any Ordinary Shares purchased by Counterparty pursuant to this Repurchase Plan;
b.nothing in this Repurchase Plan is or shall constitute a party acting as the agent of the other for any purpose. Neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other; and
c.the Counterparty shall act as principal in respect of its acquisition of Ordinary Shares and shall effect purchases of Ordinary Shares hereunder in "riskless principal transactions'' as defined in Rule 10b-18(a)(12) of the Exchange Act.
3.This Repurchase Plan will be governed by and construed in accordance with the internal laws of the State of New York and may be modified or amended only by written agreement signed by the parties hereto and provided that any such modification or amendment shall only be permitted at a time when the Company is not aware of material non-public information concerning the Company or its securities. In the event of a modification or amendment to this Repurchase Plan, no purchases shall be effected during the ten business days immediately following such modification or amendment (other than purchases already provided for in this Repurchase Plan prior to modification or amendment). For the avoidance of doubt, the foregoing requirements applicable to modifications and amendments shall not apply to a termination of this Repurchase Plan.
4.This Repurchase Plan may not be assigned by any party without the prior written consent of the other party.
5.This Repurchase Plan is binding upon, and inures to the benefit of, the parties and their respective permitted successors and assigns.
6.This Repurchase Plan may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
7.If any provision of this Repurchase Plan is or becomes inconsistent with any applicable present or future law, rule or regulation, that provision will be deemed modified or, if necessary, rescinded in order to comply with the relevant law, rule or regulation. All other provisions of this Repurchase Plan will continue and remain in full force and effect.
8.This Repurchase Plan may be terminated by either party at any time, and with immediate effect, upon written notice from one party to the other by overnight mail, email or fax, at the addresses or fax numbers previously notified by the other party.
9.The Counterparty agrees to maintain the confidentiality of this Repurchase Plan, including the terms of Exhibit A hereof, except that this Repurchase Plan may be disclosed (a) to its affiliates and its or its affiliates' directors, officers, employees and agents, including accountants, legal counsel and other advisers (it being understood that the persons to whom such disclosure is made will be informed of the confidential nature of such Repurchase Plan and instructed to keep such Repurchase Plan confidential); (b) to the extent requested by any regulatory authority or self-regulatory authority; (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process; (d) to any other party to this Repurchase Plan; (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Repurchase Plan or the enforcement of rights hereunder; (f) with the consent of the Company; or (g) to the extent such information (i) becomes publicly available other than as a result of a breach of this Paragraph, or (ii) becomes available to the Counterparty from a source other than the Company that does not owe an obligation of confidentiality to the Company.
10.The Company has previously adhered to the ISDA 2018 U.S. Resolution Stay Protocol as published by the International Swaps and Derivatives Association, Inc. as of July 31, 2018 (the "ISDA U.S. Protocol"), and the terms of such protocol, as it is in force from time to time, shall be incorporated into and form a part of this Agreement. For purposes of incorporating the ISDA U.S. Protocol, the Counterparty shall be deemed to be a Regulated Entity, the Company shall be deemed to be an Adhering Party, and this Agreement shall be deemed to be a Protocol Covered Agreement. Capitalized terms used but not defined in this Paragraph shall have the meanings given to them in the ISDA U.S. Protocol.
11.The company shall comply with all requirements under the rules, if any, as may be adopted by the U.S. Securities and Exchange Commission (“SEC”) in connection with the SEC’s Rule 10b5-1 and Insider Trading proposal announced on December 15, 2021 and under the rules, if any, as may be adopted by the SEC in connection with the SEC’s Share Repurchase Disclosure Modernization proposal announced on December 15, 2021.

APPENDIX D - PAGE 5

IN WITNESS WHEREOF, the parties hereto have executed this Repurchase Plan as of the date first written above.

SENSATA TECHNOLOGIES HOLDING PLC (the "Company")
By: _____________________________
Name: _____________________________
Title: _____________________________

_____________________________ (the "Counterparty")
By: _____________________________
Name: _____________________________
Title: _____________________________

APPENDIX D - PAGE 6

Exhibit A
The Counterparty and the Company shall hereby agree that the following terms shall have the following meanings:
"Limit Price" shall mean a per share price of the lesser of $____ and 110% of the last reported sale price per share for the Ordinary Shares on the Exchange or such other exchange on which the Ordinary Shares are principally listed from time to time, in each case determined at the time that the purchase is made.
"Maximum Amount" shall mean the maximum purchase amount in a single trading day and shall mean:

If the price is at or above $____	0 shares
If the price is greater than or equal to $____ and less than or equal to $____	1.5% of the average daily trading volume
If the price is greater than or equal to $____ and less than or equal to $____	2.5% of the average daily trading volume
If the price is greater than or equal to $____ and less than or equal to $____	5% of the average daily trading volume
If the price is greater than or equal to $____ and less than or equal to $____	7.5% of the average daily trading volume
If the price is greater than or equal to $____ and less than or equal to $____	10% of the average daily trading volume
If the price is greater than or equal to $____ and less than or equal to $____	12.5% of the average daily trading volume
If the price is less than $____	15% of the average daily trading volume
"Repurchase Cap" shall mean 20% of the total issued ordinary shares of the Company as at 5:00 pm (London time) on May 26, 2022 (or such other date on which the cross-border merger between the Company and Sensata Technologies N.V. becomes effective) as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time.
"Repurchase Period" shall mean the period commencing on ________, 20__ and terminating at close of business on ________, 20__.
"Total Repurchase Amount" is the maximum aggregate purchase amount in the Repurchase Period and shall mean $____ million. [The maximum aggregate purchase amount in any calendar month shall be $____ million.]
"Trading Day" shall mean each day during the Repurchase Period on which the Exchange or such other exchange on which the Ordinary Shares are principally listed from time to time is open for trading and the Ordinary Shares trade in the regular way.
Commission paid under this Repurchase Plan shall equal $0.015 per Record Share sold to the Company.
Notwithstanding anything to the contrary contained herein, Counterparty may execute one or more block trades (as such term is defined in Rule 10b-18 under the Exchange Act) in Shares under the following circumstances: [ ].

APPENDIX D - PAGE 7

APPENDIX E ISSUER STOCK REPURCHASE AND 10B5-1 TRADING PLAN

ISSUER STOCK REPURCHASE AND 10b5-1 TRADING PLAN

Company Name: Sensata Technologies Holding PLC
Account Number: _________________________
Date: , 20
1.    This agreement constitutes a written plan (the “Plan”) for the repurchase of Shares (as defined below) of Sensata Technologies Holding PLC (the “Issuer”), effected in the above-listed account (the “Account”) of the Issuer. The parties intend that the Plan shall constitute a binding contract or instruction satisfying the requirements of Rule 10b5-1(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
2.     The Issuer hereby authorizes (the “Counterparty”) to purchase Shares and sell to the Issuer on a riskless principal basis in accordance with the following terms:
•Class of Securities subject to the Plan: Ordinary shares, par value EUR 0.01 per share, of the Issuer (ticker symbol: “ST”) (the “Shares”)
•Name of primary listing exchange for the Shares: The New York Stock Exchange (the “Exchange”)
•Aggregate amount of Shares covered by the Plan: Refer to Schedule A, which is attached hereto and incorporated herein by this reference.
•Commencement date of purchases under the Plan: Refer to Schedule A.
•Scheduled Termination Date for the Plan: , 20 (the “Scheduled Termination Date”).
During the term of the Plan, the Issuer will not exercise or attempt to exercise authority, influence or control over any purchases executed by the Counterparty or its affiliates pursuant to the Plan.
3.    Representations, Warranties and Agreements
(a)    The Issuer agrees to (i) purchase from the Counterparty all Shares purchased by the Counterparty under the Plan at the same price-per share at which the Counterparty purchased the Shares, plus all commissions in an amount of two cents ($.02) per share, on or prior to the regular settlement date for such Shares (currently, T + 2), as instructed by the Counterparty and (ii) pay to the Counterparty the Performance Commission (as defined in Schedule A), if any, on or prior to the second business day following the date of completion of this program, as instructed by the Counterparty. The Issuer acknowledges and agrees that any failure to make any payment may result in all or part of the Plan not being executed or the Plan being terminated. Against such payments above, the Counterparty shall transfer pursuant to the delivery instructions set forth in Schedule A, all Shares so purchased. This Plan constitutes the Issuer's buy with respect to all such riskless principal purchases.
(b)    The Counterparty will, subject to the limitations set forth in Schedule A, exercise its professional trading discretion and execute the purchases specified in the Plan in a manner it selects and in compliance with all applicable and required laws, rules and regulations. The Counterparty will provide purchase information to the Issuer daily by phone or e-mail, and trade confirmations will be sent following the transaction date (any such information sent by e-mail shall be sent to , or such other e-mail address as the Issuer may specify from time to time; fax delivery shall be made in accordance with the provisions of paragraph 3(t) below).
(c)    All purchases by the Counterparty will be executed only on Trading Days that occur during the Execution Period (as defined in Schedule A). A “Trading Day” is any day that the Exchange or a trading center (i) is scheduled to be open, (ii) is actually open during its regular trading session for such day (without regard to after hours or any other trading outside of the regular trading session hours), and (iii) the Shares trade regular way thereon; provided that, if such Exchange or trading center is scheduled to close prior to its normal closing time, the Counterparty may determine such day to be a Disrupted Day, either in whole or in part.
(d)    The Issuer acknowledges and agrees that the Counterparty may elect not to purchase Shares pursuant to the Plan at any time when (i) the Counterparty, in its sole discretion, has determined that a market disruption, banking moratorium, outbreak or escalation of hostilities or other crisis or calamity has occurred, (ii) the Counterparty, in its sole discretion, has determined that it is prohibited from doing so by a legal, regulatory (including without limitation Regulation M), reputational, contractual or other restriction applicable to it or its affiliates or to the Issuer or the Issuer’s affiliates or (iii) the Counterparty, in its sole discretion, has determined that it should refrain from purchasing Shares on that day based on

APPENDIX E - PAGE 1

its professional trading discretion. The occurrence of any event described in clause (i) or (ii) of this paragraph 3(d) or, at the election of the Counterparty, a partial trading day as described in paragraph (c) shall comprise a “Disrupted Day.” If any Trading Day during the Execution Period is a Disrupted Day, the Counterparty shall determine whether such Disrupted Day (i) is a Disrupted Day in whole, in which case such day shall be deemed an Excluded Trading Day and the 10b-18 VWAP (as defined in Schedule A) for such Disrupted Day shall not be included for purposes of determining the Execution Period VWAP (as defined in Schedule A) and the Counterparty may elect to extend the Scheduled Termination Date to the immediately following Trading Day for each Disrupted Day in whole or (ii) is a Disrupted Day only in part, in which case the 10b-18 VWAP for such Disrupted Day shall be determined by the Counterparty based on Rule 10b-18 eligible transactions in the Shares on such Disrupted Day taking into account the nature and duration of the relevant event causing the Disrupted Day, and (notwithstanding the definition of Execution Period VWAP) the weighting of the 10b-18 VWAPs for the relevant Trading Days during the Execution Period shall be adjusted by the Counterparty in a commercially reasonable manner for purposes of determining the Execution Period VWAP, based on, among other factors, the duration of any such event and the volume, historical trading patterns and price of the Shares.
(e)    The Plan shall terminate on the earliest to occur of (i) the Scheduled Termination Date, (ii) the first Trading Day after the Issuer notifies the Counterparty in writing by 1:00 p.m. New York time on any Trading Day that the Plan shall terminate, (iii) [on or following , 20 ,] the date on which the Counterparty completes the purchase of the Maximum Aggregate Amount in accordance with Schedule A, (iv) the date of public announcement of the voluntary or involuntary liquidation, bankruptcy, insolvency, or nationalization of, or any analogous proceeding affecting, the Issuer and (v) an Accelerated Termination Date. Upon the occurrence of any Accelerated Termination Event, the Counterparty may suspend the Plan, at its election and without prejudice to its right to terminate the Plan. The Counterparty shall provide the Issuer with email notification in advance of any acceleration of termination of the Plan no later than 5:00 pm New York time of the day of termination (any such information sent by e-mail shall be made in accordance with the provisions of paragraph 3(t) below).
“Accelerated Termination Date” shall mean a Trading Day, following the occurrence and during the continuation of an Accelerated Termination Event, designated by the Counterparty by written notice (including by way of email) to the Issuer.
“Accelerated Termination Event” means the occurrence of any of the following events:
1.the Issuer or any other person publicly announces a tender or exchange offer with respect to the Shares;
2.the date of public announcement of a merger, acquisition, reorganization, recapitalization or comparable transaction affecting the securities of the Issuer as a result of which the Shares are to be exchanged or converted into securities of another company;
3.a breach by the Issuer of a representation, warranty, covenant, or obligation hereunder;
4.the Issuer becomes subject to a legal, regulatory, contractual or other restriction that would cause transactions pursuant to the Plan to violate or conflict with any such law, regulation, contract, policy, judgment, order, decree or undertaking;
5.the Counterparty determines in its reasonable discretion that it is appropriate in light of legal, regulatory or self-regulatory requirements or related policies or procedures for the Counterparty to refrain from further market activity in connection with the Plan; or
6.[on or following , 20 ,] the Counterparty purchased a number of Shares with an aggregate purchase price equal to or in excess of the Minimum Aggregate Amount.
(f)    The Issuer represents and warrants that it is not, on the date hereof, in possession of any material non-public information regarding the Issuer or the Shares. Information is “Material” if there is a substantial likelihood that a reasonable investor would consider it important in making an investment decision. Information is “Non-public” if it has not been disseminated in a manner making it available to investors generally. The Issuer agrees not to communicate, directly or indirectly, any material non-public information relating to the Shares or the Issuer to any employee of the Counterparty or its affiliates who is involved, directly or indirectly, in executing the Plan at any time while the Plan is in effect.
(g)    The Issuer represents and warrants that it is currently in an open trading window, that the Plan does not violate the Issuer’s trading policy and that the Plan is intended to comply with Rule 10b5-1.
(h)    The Issuer represents and warrants that the Plan does not violate or conflict with any law, regulation, contract, policy, judgment, order, decree or undertaking applicable to the Issuer or to which the Issuer is a party. The Issuer agrees to notify the Counterparty in writing if it becomes subject to a legal, regulatory, contractual or other restriction that would cause transactions pursuant to the Plan to violate or conflict with any such law, regulation, contract, policy, judgment, order, decree or undertaking (it being understood that the Issuer coming into possession of material non-public information during the term of the Plan shall not constitute such a restriction).
(i)    The Issuer further represents and warrants that any consents or authorizations required to be obtained with respect to the Plan and use of the Account to effect the Plan under any such law, regulation, contract, policy, judgment, order, decree, board resolution or undertaking have been obtained and are in full force and effect and that all conditions of

APPENDIX E - PAGE 2

any such consents and authorizations have been complied with. The Issuer also represents and warrants that the purchase of Shares pursuant to the Plan has been duly authorized by the Issuer and is consistent with the Issuer’s publicly announced share repurchase program.
(j)    The Issuer agrees that it shall not (except through the Counterparty or an affiliate thereof), and its affiliated purchasers (as defined in Rule 10b-18 of the Exchange Act (“Rule 10b-18” or the “safe harbor”)) shall not, directly or indirectly (including by means of a derivative instrument) enter into any transaction to purchase any Shares during the Execution Period. The Issuer represents and warrants to the Counterparty that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18) has made any purchases of blocks pursuant to the proviso in paragraph (b)(4) of Rule 10b-18 during either (i) the four full calendar weeks immediately preceding the date hereof or (ii) during the calendar week in which the date hereof occurs.
(k)    The Issuer warrants, represents and agrees that (A) the Issuer is acting for its own account, and it is capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities, (B) the Issuer has made its own independent decisions to enter into the Plan and as to whether the Plan is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary, (C) the Issuer is not relying on any communication (written or oral) of the Counterparty or any of its affiliates as investment advice or as a recommendation to enter into the Plan (it being understood that information and explanations related to the terms and conditions of the Plan shall not be considered investment advice or a recommendation to enter into the Plan), (D) no communication (written or oral) received from the Counterparty or any of its affiliates shall be deemed to be an assurance or guarantee as to the expected results of the Plan, (E) the Issuer is exercising independent judgment in evaluating the communications (written or oral) of the Counterparty or any of its affiliates, and (F) the Issuer has total assets of at least $50,000,000 as of the date hereof.
(l)    The Issuer represents and warrants that the Plan is being entered into in good faith and is not part of a plan or scheme to evade the prohibitions of Rule 10b5‑1. The Issuer represents and warrants that the transactions pursuant to the Plan contemplated hereby will not violate Rule 13e-1 or Rule 13e-4 under the Exchange Act. While the Plan is in effect, the Issuer agrees not to enter into or alter, either directly or indirectly through an affiliated entity, any corresponding or hedging transaction or position with respect to the Shares covered by the Plan and agrees not to alter (except as provided in paragraph 3(u) below) or deviate from, or attempt to exercise any influence over how, when or whether transactions are executed pursuant to, the terms of the Plan. The Issuer further agrees not to (i) enter into a binding contract with respect to the purchase or sale of Shares during the Execution Period with another broker, dealer or financial institution, (ii) instruct another financial institution to purchase or sell Shares during the Execution Period or (iii) adopt a plan for trading the Shares during the Execution Period except through the Counterparty or an affiliate thereof. In addition, the Issuer represents that no such contract, instruction or plan is currently in effect.
(m)    The Issuer agrees to indemnify and hold harmless the Counterparty and its directors, officers, employees and affiliates from and against all claims, losses, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) arising out of or relating to the Plan (including, but not limited to, a breach of the Issuer’s representations, warranties or covenants in the Plan), except to the extent that such claims or cause of actions arise out of the Counterparty’s acts of willful misconduct or bad faith. This indemnification shall survive termination of the Plan.
(n)    The Issuer understands and acknowledges that the Counterparty and its affiliates may also be active in the market for the Shares and derivatives linked to the Shares other than in connection with the Plan, including acting as agent or as principal and for its own account or on behalf of customers. Any such market activities of the Counterparty and its affiliates with respect to the Shares may affect the market price and volatility of the Shares, each in a manner that may be adverse to the Issuer.
(o)    The Counterparty agrees that at no time shall its trading in the market pursuant to the Plan employ manipulative or deceptive devices or contrivances in violation of Section 10(b) of the Exchange Act. Further, the Counterparty acknowledges the interest of the Issuer in connection with such repurchases that such repurchases comply with the conditions of the safe harbor provided by Rule 10b-18. The Counterparty agrees to comply with the conditions of Rule 10b-18(b)(2) and (b)(4), and with respect to the price conditions set forth in Rule 10b-18(b)(3), the Counterparty shall not knowingly exceed the highest independent bid or the last independent transaction price, whichever is higher, quoted or reported in the consolidated system at the time the Rule 10b-18 purchase is effected.
(p)    Notwithstanding any other provision hereof, the Counterparty shall not be liable to the Issuer for (i) special, indirect, punitive, exemplary or consequential damages, or incidental losses or damages of any kind, even if advised of the possibility of such losses or damages or if such losses or damages could have been reasonably foreseen or (ii) any failure to perform or to cease performance or any delay in performance that results from a cause or circumstance that is beyond its reasonable control, including but not limited to failure of electronic or mechanical equipment, strikes, failure of common carrier or utility systems, severe weather, market disruptions or other causes commonly known as “acts of God”.
(q)    The Issuer acknowledges and agrees that the Plan is a “securities contract,” as such term is defined in Section 741(7) of Title 11 of the United States Code (the “Bankruptcy Code”), entitled to all of the protections given such contracts under the Bankruptcy Code.

APPENDIX E - PAGE 3

(r)    The Issuer and the Counterparty each acknowledges and agrees that (i) nothing in the Plan is or shall constitute a party acting as the agent of the other for any purpose, (ii) neither party shall describe itself as an agent or in any way hold itself out as being an agent of the other, and (ii) the Counterparty shall act as principal in respect of its acquisition of the Shares.
(s)    The Issuer acknowledges that the Counterparty views the Plan and its structure as proprietary to the Counterparty and the Issuer shall keep the Plan, the terms of this agreement and any writing or other communication in connection to the Plan as confidential; save that this agreement and the Plan may be appended to the Issuer's Proxy Statement (which may be made available online), made available to shareholders in a physical location at any time, and may otherwise be disclosed if required by law, rule, or regulation.
(t)    All notices to the Counterparty under the Plan shall be given to the Counterparty in the manner specified by the Plan by telephone at , by facsimile at , by email to the email address below or by hand delivery, certified mail or nationally recognized overnight courier to the address below:

_____________________________________
_____________________________________
_____________________________________
Email address:

All notices to the Issuer under this Plan shall be given by email to the email address or by facsimile to the number, in either case, as set forth below, or by nationally recognized overnight courier or certified mail to the address below:

_____________________________________
Sensata Technologies Holding plc
Interface House, Interface Business Park
Bincknoll Lane
Royal Wootton Bassett
Swindon SN4 8SY
United Kingdom
Facsimile: _______________
Email address: ___________________

Notices sent by hand or overnight courier service, or mailed by certified mail shall be deemed to have been duly given or served on the other parties when actually received. Notices sent by fax shall be deemed to have been received upon written, oral or electronic confirmation of a successful transmission. Notices sent to an email address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” or “read receipt” functions, as available, return e-mail or other oral or written acknowledgment). Any notices sent or delivered (as provided herein) (x) at or prior to 5:00 p.m. New York time (or 1:00 p.m. New York time, in the case of paragraph 3(e)(ii)) on any Trading Day shall constitute a notice deemed effective on such same Trading Day or (y) after 5:00 p.m. New York time (or 1:00 p.m. New York time, in the case of paragraph 3(e)(ii)) on any Trading Day shall constitute a notice deemed effective on the following Trading Day.

(u)    Any modification or amendment by the parties further requires (i) the written consent of the Counterparty, which consent shall specify the effective date of the modified or amended Plan and (ii) (1) a certificate signed by the Issuer certifying that the representations and warranties in this Plan are true and correct at and as of the date of such certificate as if made at and as of such date, or (2) the execution of a new Plan, as determined by the Counterparty in its sole discretion. The Issuer may not assign the Issuer’s rights or obligations under the Plan without the written permission of the Counterparty and any such assignment without such permission shall be void.
(v)    The Plan shall be governed by and construed in accordance with the laws of the State of New York and may be modified or amended only by a writing signed by the Issuer and the Counterparty.
(w)    This Plan constitutes the entire agreement between the Issuer and the Counterparty with respect to the Plan and supersedes any prior agreements or understandings with regard to the Plan.
(x)    The company shall comply with all requirements under the rules, if any, as may be adopted by the U.S. Securities and Exchange Commission (“SEC”) in connection with the SEC’s Rule 10b5-1 and Insider Trading proposal announced on December 15, 2021 and under the rules, if any, as may be adopted by the SEC in connection with the SEC’s Share Repurchase Disclosure Modernization proposal announced on December 15, 2021.
[Remainder of this page intentionally left blank. Signature page follows.]

APPENDIX E - PAGE 4

IN WITNESS WHEREOF, the parties have caused this agreement to be executed by their authorized representatives as of the date first written above.
SENSATA TECHNOLOGIES HOLDING PLC

By: _________________________________

Name:___________________________

Title:____________________________

By: _________________________________

Name:___________________________

Title:____________________________

APPENDIX E - PAGE 5

SCHEDULE A
Trading Instructions for the 10b5-1 Repurchase Plan
During the Execution Period and subject to paragraph 3(e) of the Plan, the Counterparty shall endeavor to purchase a number of Shares under the Plan with a cash amount between the Minimum Aggregate Amount and the Maximum Aggregate Amount as determined by the Counterparty in its sole discretion. The Counterparty shall not purchase any Shares at a price exceeding the Limit Price and the maximum aggregate number of Shares which may be purchased pursuant to the Plan shall not exceed the Repurchase Cap. The number of Shares repurchasable on any one Trading Day under the Plan shall be subject to Rule 10b-18(b)(4).
Definition of Terms for the Purpose of this Plan:
A. The “Execution Period” shall begin on , 20 and end on the close of business on the Scheduled Termination Date if not ended earlier pursuant to paragraph 3(e) of the Plan.
B. The “Minimum Aggregate Amount” shall equal $ exclusive of the commission paid ($0.02 per share) and the Performance Commission; provided that such amount shall be reduced by the Counterparty to reflect the effect of a Trading Day that is a Disrupted Day or Excluded Trading Day.
C. The “Maximum Aggregate Amount” shall equal $ exclusive of the commission paid ($0.02 per share) and the Performance Commission.
D. The “Limit Price” shall mean a price per share of the lesser of and 110% of the last reported sale price per share for the Shares on the Exchange or such other exchange on which the Shares are principally listed from time to time, in each case determined at the time that the purchase is made.
E. The “Repurchase Cap” shall mean 20% of the total issued ordinary shares of the Issuer as at 5:00 pm London time on May 28, 2020 as adjusted on a proportionate basis to take into account any consolidation or division of shares from time to time.
F. The “Performance Commission” shall be equal to the product of (a) all shares repurchased by the Issuer pursuant to this Plan multiplied by (b) 25% of the positive difference, if any, between (1) the Execution Period VWAP minus (2) the Average Repurchase Price.
G. The “Execution Period VWAP” shall mean the arithmetic average of the 10b-18 VWAPs for each Included Trading Day during the Execution Period; provided that upon the occurrence of any partially Disrupted Days during the Execution Period, the Counterparty may determine the 10b-18 VWAP for such Disrupted Day and may adjust the weighting of the 10b-18 VWAPs for the relevant Trading Days during the Execution Period as described in paragraph 3(d) of the Plan.
H. The “10b-18 VWAP” shall mean (A) for any trading day that is not a Disrupted Day, the volume-weighted average price at which the Shares traded as reported in the composite transactions for all United States securities exchanges on which such Shares are traded (or, if applicable, any successor exchange), excluding (i) trades that do not settle regular way, (ii) opening (regular way) reported trades in the consolidated system on such trading day, (iii) trades that occur in the last ten minutes before the scheduled close of trading on the exchange on such trading day and ten minutes before the scheduled close of the primary trading in the market where the trade is effected, and (iv) trades on such Trading Day that do not satisfy the requirements of Rule 10b-18(b)(3) of the Exchange Act, as determined in good faith by the Counterparty, or (B) for any trading day that is a Disrupted Day in full or in part, an amount determined by the Counterparty as set forth in paragraph 3(d) of the Plan. The Issuer acknowledges that the Counterparty may refer to the Bloomberg Page “ST” <Equity> AQR SEC” (or any successor thereto) for any trading day to determine the 10b-18 VWAP.
I. The “Average Repurchase Price” shall mean the weighted average purchase price, exclusive of any commissions, for all Shares repurchased by the Issuer under this Plan over the Execution Period.
J. “Included Trading Day” shall mean a Trading Day that is not an Excluded Trading Day.
K. “Excluded Trading Day” shall mean a Trading Day on which the Counterparty elects not to purchase Shares pursuant to its rights under paragraph 3(d)(i) or paragraph 3(d)(ii) or determines in its sole discretion that the Trading Day is an Excluded Trading Day.

Issuer delivery details: As provided by the Issuer.

APPENDIX E - PAGE 6

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SENSATA TECHNOLOGIES HOLDING PLC
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors
	Nominees:		For	Against	Abstain
	1a.	Andrew C. Teich	☐	☐	☐			For	Against	Abstain
	1b.	Jeffrey J. Cote	☐	☐	☐	4.	Advisory resolution on Director Compensation Report	☐	☐	☐
	1c.	John P. Absmeier	☐	☐	☐	5.	Ordinary resolution to appoint Deloitte & Touche LLP as the Company's U.K. statutory auditor	☐	☐	☐
	1d.	Daniel L. Black	☐	☐	☐	6.	Ordinary resolution to authorize the Audit Committee, for and on behalf of the Board, to determine the Company's U.K. statutory auditor's reimbursement	☐	☐	☐
	1e.	Lorraine A. Bolsinger	☐	☐	☐
	1f.	Constance E. Skidmore	☐	☐	☐	7.	Ordinary resolution to receive the Company's 2022 Annual Report and Accounts	☐	☐	☐
	1g.	Steven A. Sonnenberg	☐	☐	☐	8.	Special resolution to approve the form of share repurchase contracts and repurchase counterparties	☐	☐	☐
	1h.	Martha N. Sullivan	☐	☐	☐	9.	Ordinary resolution to authorize the Board of Directors to issue equity securities	☐	☐	☐
	1i.	Stephen M. Zide	☐	☐	☐	10.	Special resolution to authorize the Board of Directors to issue equity securities without pre-emptive rights	☐	☐	☐
The Board of Directors recommends you vote FOR proposals 2 through 12.			For	Against	Abstain	11.	Ordinary resolution to authorize the Board of Directors to issue equity securities under our equity incentive plans	☐	☐	☐
2.	Advisory resolution to approve executive compensation		☐	☐	☐	12.	Special resolution to authorize the Board of Directors to issue equity securities under our equity incentive plans without pre-emptive rights	☐	☐	☐
3.	Ordinary resolution to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm		☐	☐	☐	NOTE: To transact such other business as may properly come before the Annual General Meeting or any adjournments or postponements thereof.

	Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

	Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)			Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E76356-P23176
SENSATA TECHNOLOGIES HOLDING PLC
PROXY
Annual General Meeting of Shareholders
May 25, 2023

This proxy is solicited on behalf of the Board of Directors

The undersigned shareholder of Sensata Technologies Holding plc hereby constitutes and appoints each of Paul Vasington and David Stott as the attorney and proxy of the undersigned, with full power of substitution and revocation, to vote for and in the name, place, and stead of the undersigned at the 2023 Annual General Meeting of Shareholders of Sensata Technologies Holding plc (the “Company”), to be held on May 25, 2023, beginning at 10:00 a.m. Eastern Time, at the Company's United States headquarters located at 529 Pleasant Street, Attleboro, MA 02703, and at any adjournments or postponements thereof, the number of votes the undersigned would be entitled to cast if present. The Notice of Meeting, proxy statement and proxy card are available at http://annualmeeting.sensata.com for viewing purposes only.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AS RECOMMENDED BY THE BOARD AND FOR EACH OF THE PROPOSALS (2) THROUGH (12).

Continued and to be signed on reverse side